UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22818

Virtus Event Opportunities Trust

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 243-1574

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

ANNUAL REPORT THE MERGER FUND® AND VIRTUS EVENT OPPORTUNITIES TRUST

December 31, 2021

The Merger Fund®

Virtus Westchester Event-Driven Fund (f/k/a WCM Alternatives: Event-Driven Fund)

Virtus Westchester Credit Event Fund (f/k/a WCM Alternatives: Credit Event Fund)

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-800-243-1574 or, with respect to requesting electronic delivery, by visiting www.virtus.com. An election made directly with the Fund will apply to all Virtus Mutual Funds in which you own shares directly. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Proxy Voting Procedures and Voting Record (Form N-PX)

The subadviser votes proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.

This report is not authorized for distribution to prospective investors in the Funds of The Merger Fund® and Virtus Event Opportunities Trust unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To Shareholders of The Merger Fund® and Virtus Event Opportunities Trust Funds:

I am pleased to welcome you to the Virtus Funds. On October 1, 2021, Westchester Capital Management became an affiliated manager of Virtus Investment Partners and The Merger Fund, the Westchester Credit Event Fund and the Westchester Event-Driven Fund became part of the Virtus Funds, a family of distinctive investment options designed to help you preserve and grow your assets to meet your personal financial needs.

The relationship with Virtus Funds may be new, but your fund’s portfolio management team and process remain the same under the direction of Roy Behren and Michael Shannon, Co-Presidents and Co-Chief Investment Officers at Westchester Capital. We are excited that Roy, Mike and their team will continue to manage your fund with the same dedication to seeking to deliver consistent, absolute returns through the disciplined execution of event-driven alternative investment strategies. Roy and Mike’s review of the markets and other factors that affected the performance of your Fund for the 12 months ended December 31, 2021 follows.

As a distinctive partnership of boutique investment managers, Virtus offers access to a variety of investment styles across multiple disciplines to meet a wide array of investor needs. I encourage you to visit Virtus.com to learn more about the Virtus Funds’ diversified portfolio of investment strategies. The Virtus team also shares Westchester Capital’s unwavering commitment to exceptional client service and will be glad to address any questions you may have about your fund at 800-243-1574.

Our entire team looks forward to serving you and your investment needs. Welcome to Virtus!

Sincerely,

George R. Aylward

President, The Merger Fund® and Virtus Event Opportunities Trust

February 2022

Refer to the Fund Summary section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.

The Merger Fund® and Virtus Event Opportunities Funds

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF JULY 1, 2021 TO DECEMBER 31, 2021

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a The Merger Fund, Virtus Westchester Event-Driven Fund and/or Virtus Westchester Credit Event Fund (each, a “Fund”), you may incur certain types of costs including investment advisory fees, and other expenses. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended December 31, 2021.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Annualized Net Expense Ratio 12/31/21	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/2021- 12/31/21(1)
The Merger Fund Class A
Actual Expenses(2)(3)	1.61%	$1,000.00	$983.40	$8.05

The Merger Fund Class I
Actual Expenses(2)(3)	1.31%	$1,000.00	$985.10	$6.55

Westchester Event-Driven Fund Class A
Actual Expenses(2)4)	1.94%	$1,000.00	$977.60	$9.67

Westchester Event-Driven Fund Class I
Actual Expenses(2)(4)	1.69%	$1,000.00	$977.97	$8.43

Westchester Credit Event Fund Class A
Actual Expenses(2)(5)	2.06%	$1,000.00	$1,001.70	$10.39

Westchester Event-Driven Fund Class I
Actual Expenses(2)(5)	1.64%	$1,000.00	$1,003.30	$8.28

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
(2)

Based on the actual returns of (1.66)%, (1.49)%, (2.24)%, (2.20)%, 0.17% and 0.33% for the six-month period ended December 31, 2021 for The Merger Fund Class A and I shares, Westchester Event-Driven Fund Class A and I shares and Westchester Credit Event Fund Class A and I shares, respectively.

(3)

Excluding dividends and interest, borrowing expenses on securities sold short and professional fees related to tax reclaims processing, your actual cost of investment in the Fund would have been $7.30 in The Merger Fund Class A shares and $5.85 in The Merger Fund Class I shares.

(4)

Excluding dividends and interest and borrowing expenses on securities sold short, your actual cost of investment in the Fund would have been $8.92 in Westchester Event-Driven Fund Class A shares and $7.68 in Westchester Event-Driven Fund Class I shares.

(5)

Excluding dividends and interest and borrowing expenses on securities sold short, your actual cost of investment in the Fund would have been $9.54 in Westchester Credit Event Fund Class A shares and $8.28 in Westchester Credit Event Fund Class I shares.

You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

The Merger Fund® and Virtus Event Opportunities Funds

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF JULY 1, 2021 TO DECEMBER 31, 2021

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

	Annualized Net Expense Ratio 12/31/21	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/2021- 12/31/21(1)
The Merger Fund Class A
Hypothetical Example for Comparison Purposes (5% return before expenses)(2)	1.61%	$1,000.00	$1,017.09	$8.19
The Merger Fund Class I
Hypothetical Example for Comparison Purposes (5% return before expenses)(2)	1.31%	$1,000.00	$1,018.60	$6.67
Westchester Event-Driven Fund Class A
Hypothetical Example for Comparison Purposes (5% return before expenses)(3)	1.94%	$1,000.00	$1,015.43	$9.86
Westchester Event-Driven Fund Class I
Hypothetical Example for Comparison Purposes (5% return before expenses)(3)	1.69%	$1,000.00	$1,016.69	$8.59
Westchester Credit Event Fund Class A
Hypothetical Example for Comparison Purposes (5% return before expenses)(4)	2.06%	$1,000.00	$1,014.82	$10.46
Westchester Credit Event Fund Class I
Hypothetical Example for Comparison Purposes (5% return before expenses)(4)	1.64%	$1,000.00	$1,016.94	$8.34

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
(2)

Excluding dividends and interest, borrowing expenses on securities sold short and professional fees related to tax reclaims processing, your actual cost of investment in the Fund would have been $7.43 in The Merger Fund Class A shares and $5.96 in The Merger Fund Class I shares.

(3)

Excluding dividends and interest and borrowing expenses on securities sold short, your actual cost of investment in the Fund would have been $9.10 in Westchester Event-Driven Fund Class A shares and $7.83 in Westchester Event-Driven Fund Class I shares.

(4)

Excluding dividends and interest and borrowing expenses on securities sold short, your actual cost of investment in the Fund would have been $9.60 in Westchester Credit Event Fund Class A shares and $8.34 in Westchester Credit Event Fund Class I shares.

You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

THE MERGER FUND® AND VIRTUS EVENT OPPORTUNITIES TRUST

KEY INVESTMENT TERMS (Unaudited)

DECEMBER 31, 2021

American Depositary Receipt (“ADR”)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Beta

Beta is a measure of the volatility – or systematic risk – of a security or portfolio compared to the market as a whole.

Bloomberg U.S. Aggregate Bond Index

The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Consumer Price Index (“CPI”)

The Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food, and medical care.

Exchange-Traded Fund (“ETF”)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the U.S., responsible for controlling the money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.

The Global Industry Classification Standard (GICS)

The Global Industry Classification Standard is a method for assigning companies to a specific economic sector and industry group that best defines its business operations. It is one of two rival systems that are used by investors, analysts, and economists to compare competing companies.

ICE BofA 3-month U.S. Treasury Bill Index

The ICE BofA 3-month U.S. Treasury Bill Index measures performance of the three-month Treasury bill, based on monthly average auction rates. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Leveraged Loans

Leveraged loans (also known as bank, senior or floating-rate loans) consists of below investment-grade credit quality loans that are arranged by banks and other financial institutions to help companies finance acquisitions, recapitalizations, or other highly leveraged transactions. Such loans may be especially vulnerable to adverse changes in economic or market conditions, although they are senior in the capital structure which typically provides investors/lenders a degree of potential credit risk protection.

London Interbank Offered Rate (“LIBOR”)

A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.

Morningstar U.S. Fund Event Driven Category Average

The Morningstar U.S. Fund Event Driven Category Average contains strategies that attempt to profit when security prices change in response to certain corporate actions, such as bankruptcies, mergers and acquisitions, emergence from bankruptcy, shifts in corporate strategy, and other atypical events. Activist shareholder and distressed investment strategies also fall into this category. These portfolios typically focus on equity securities but can invest across the capital structure. The category average is calculated on a total return basis with dividends reinvested. The category average is unmanaged and is not available for direct investment.

Prime Rate

The federal funds rate commercial banks charge their most creditworthy corporate customers.

Real Estate Investment Trust (“REIT”)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

Special Purpose Acquisition Company (“SPAC”)

A special purpose acquisition company (SPAC) is a company that has no commercial operations and is formed strictly to raise capital through an initial public offering for the purpose of acquiring or merging with an existing company.

THE MERGER FUND® AND VIRTUS EVENT OPPORTUNITIES TRUST

KEY INVESTMENT TERMS (Unaudited) (Continued)

DECEMBER 31, 2021

Standard Deviation

The standard deviation is a statistic that measures the dispersion of a dataset relative to its mean and is calculated as the square root of the variance. The standard deviation is calculated as the square root of variance by determining each data point’s deviation relative to the mean.

Secured Overnight Financing Rate (“SOFR”)

A broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Wilshire Liquid Alternative Event Driven Index

The Wilshire Liquid Alternative Event Driven Index measures the performance of the event driven strategy component of the Wilshire Liquid Alternative Index. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

The Merger Fund® Fund Summary (Unaudited)	Ticker Symbols: Class A: MERFX Class I: MERIX

Portfolio Manager Commentary by Westchester Capital Management LLC

⬛	The Fund is diversified and has an investment objective of seeking to achieve capital growth through merger arbitrage. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended December 31, 2021, the Fund’s Class A shares at NAV returned -0.19%, the Fund’s Class I shares at NAV returned 0.10%. For the same period, the ICE BofA U.S. Treasury Bill 3-Month Index returned 0.05%, the Wilshire Liquid Alternative Event Driven Index returned 2.05%, and the Morningstar U.S. Fund Event Driven Category Average returned 4.21%.

How did the markets perform during the Fund’s fiscal year ended December 31, 2021?

For the 12 months ended December 31, 2021, global merger and acquisition (M&A) deal value topped $5 trillion for the first time. This surpassed the previous record high set in 2007 by about 30%, with activity up roughly 65% year-over-year, according to Dealogic. In fact, each quarter in 2021 recorded more than $1 trillion in M&A volume for the first time in history. Fueled by pent-up demand coming out of the pandemic, low interest rates, and an aggressively growing economy, companies struck deals to boost growth, acquire new capabilities, realize operational efficiencies, or some combination of the three.

Largely undaunted by concerns around inflation and geopolitical factors, the increase in merger activity reflected a growing understanding among business leaders that creating value requires more than cost-cutting. During 2021, company leaders proved willing to purchase assets that created revenue synergies, accelerated long-term growth, and increased scale. Moreover, accommodative monetary policies from the U.S. Federal Reserve (the Fed) gave company executives access to cheap financing, which facilitated transaction activity. In 2021, there were 58 mega-deals – transactions with equity value in excess of $10 billion – the highest annual deal count ever, accounting for one-fifth of total M&A volumes, according to Citigroup. The number of deals worth $1 billion or more were also at their highest levels, up 90% year-over-year and 40% higher than the prior record in 2007.

Private equity-related M&A was a driver of deal flow as well, with spending on acquisitions accounting for a record 36% of global transaction volume this year, the highest share ever. No matter their size, most private equity firms were under pressure to deploy their investors’ funds, with more than $2.3 trillion of uninvested committed capital in their coffers, which can create multiples of that amount of potential transaction activity.

Despite a slowdown in the second half of 2021, the creation of new special purpose acquisition companies (SPACs) accounted for about 10% of the global M&A volumes. Additionally, there was approximately $140 billion of cash in trust inside existing SPACs searching for targets, which was estimated to amount to as much as a half-trillion U.S. dollars in combined cash and leverage specifically reserved for future M&A.

But this year’s burst of M&A was not without some headwinds. Because there is some risk of any M&A transaction being delayed or terminated, the target company will typically trade at a discount to the offer price. This discount, called the deal spread, measures potential returns for this strategy. During the fiscal year, deal spreads increased as a result of increased scrutiny from regulators around the globe, particularly the U.S. and China, which caused mark-to-market volatility, or unrealized losses, on existing deals awaiting regulatory approval. Rising inflation, rising interest rates, and the resurgence of COVID created additional execution uncertainty. However, our view on approvals remained consistent as of year end. Regardless of market movements and volatility, should deal spreads tighten to zero for those transactions that proceed to closure, the negative marks-to-market on those particular positions would be reversed. Unfortunately, this does not always happen on a calendar year basis.

What factors affected the Fund’s performance during its fiscal year?

The Fund has an absolute return focus and is not managed to a benchmark. However, because merger arbitrage has a historically low correlation to stocks and bonds, with volatility that has historically been similar to that of a short-to-medium-term bond, the Fund is often compared to the Bloomberg U.S. Aggregate Bond Index in addition to the U.S. 3-month Treasury bill. For the fiscal year ended December 31, 2021, the Bloomberg U.S. Aggregate Bond Index was down 1.54% and the ICE BofA US Treasury Bill 3 Month Index return was 0.05%.

The Fund’s performance for the fiscal year ended December 31, 2021, was well below our targeted rate of return. While the Fund experienced its fourth down year (in the retail share class) in the 33 years since its inception in 1989, the Fund demonstrated lower volatility. At the end of the 12-month period, the Fund’s three-year standard deviation was approximately 3.15, and its beta, or volatility compared with the market, was 0.11 to the S&P 500® Index and 0.07 to the Bloomberg U.S. Aggregate Bond Index.

The second half of 2021 introduced a number of challenges, beginning with the deal break between Aon and Willis Towers Watson. The M&A space saw increased volatility in deal spreads in general, as investors began to question the impact of an increase in worldwide concerns relating to international and national security issues and consumer protections. Lack of transparency at China’s oversight agency, the State Administration for Market Regulation (SAMR), particularly regarding technology sector transactions, exacerbated China-U.S. tensions, causing wild fluctuations among deals that required Chinese approval.

As with any investment program, losses are inevitable from time to time. The Fund continues to manage concentration risk to minimize the impact of these periodic unpredictable events. The majority of the drawdowns in the Fund were unrealized losses, and we are confident that many of these positions will recover.

The biggest contributors to performance for the 12-month period were Coherent Inc./II-VI Inc., Churchill Capital Corp. IV, and Inphi Corp./Marvell Technology Group.

The Fund’s biggest detractors for the fiscal year were Willis Towers Watson PLC/Aon PLC, Xilinx Inc./Advanced Micro Devices Inc., and Macro Portfolio Hedge.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

The Merger Fund® (Continued)

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Fundamental Risk of Investing: There can be no assurance that the portfolio will achieve its investment objectives. An investment in the portfolio is subject to the risk of loss of principal; shares may decrease in value.

Merger-arbitrage & Event-driven Investing: Merger-arbitrage and event-driven investing involve the risk that the adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue, or other event, will prove incorrect and that the Fund’s return on the investment may be negative.

Short Sales: The portfolio may engage in short sales, and may incur a loss if the price of a borrowed security increases before the date on which the portfolio replaces the security.

Foreign Investing: Investing in foreign securities subjects the portfolio to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.

Portfolio Turnover: The portfolio’s principal investment strategies may result in a consistently high portfolio turnover rate. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the portfolio is held in a taxable account.

Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Hedging: The portfolio’s hedging strategy will be subject to the portfolio’s investment adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged.

Sector Focused Investing: Events negatively affecting a particular industry or market sector in which the portfolio focuses its investments may cause the value of the portfolio to decrease.

Technology Concentration: Because the portfolio is presently heavily weighted in the technology sector, it will be impacted by that sector’s performance more than a portfolio with broader sector diversification.

Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.

Prospectus: For additional information on risks, please see the fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

PORTFOLIO COMPOSITION*

The Merger Fund (Unaudited)

By Sector

By Region

*

Data expressed as a percentage of long common stocks, private investments in public equity, preferred stocks, contingent value rights, rights, warrants, bank loans, convertible bonds, corporate bonds and long total return swap contract positions as of December 31, 2021. Data expressed excludes special purpose acquisition companies, escrow notes, short-term investments, securities sold short, written and purchased options, forward currency exchange contracts and short total return swap contracts. Please refer to the Schedule of Investments for more details on the Fund’s individual holdings.

DEAL COMPOSITION

The Merger Fund (Unaudited)

Type of Buyer		Deal Terms*

Strategic	95.5%	Cash	58.6%

Financial	4.5%	Stock with Fixed Exchange Ratio	27.8%

		Cash & Stock	10.0%

By Deal Type		Stock and Stub(1)	2.7%

Friendly	99.8%	Risk Reversal	0.7%

Hostile	0.2%	Undetermined(2)	0.1%

		Stock with Flexible Exchange Ratio (Collar)	0.1%

*	Data expressed as a percentage of long common stock, corporate bonds and swap contract positions as of December 31, 2021.
(1)	“Stub” includes assets other than cash and stock (e.g., escrow notes).
(2)

The compensation is undetermined because the compensation to be received (e.g., stock, cash, escrow notes, other) will be determined at a later date, potentially at the option of the Fund’s investment adviser.

The Merger Fund®

Average Annual Total Returns(1) for the period ended 12/31/21

	1 Yr	5 Yr	10 Yr	Life		Inception Date

Class A NAV[2]	-0.19%	4.11%	3.08%	—%		—

Class A POP[3,4]	-5.68	2.93	2.50	—		—

Class I NAV	0.10	4.42	—	3.35		8/1/2013

ICE Bof A US Treasury Bill 3 Month Index	0.05	1.14	0.63	0.73	[5]	—

Wilshire Liquid Alternative Event Driven Index	2.05	3.21	—	—		—

Morningstar US Fund Event Driven Category Average	4.21	4.85	4.23	3.85	[5]	—

Fund Expense Ratio6: Class A shares: Gross 1.63%, Net 1.53%; Class I shares: Gross 1.33%, Net 1.24%

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 (from lesser of 10 years or since inception)

This chart assumes an initial gross investment of $10,000 made on December 31, 2011. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or upon redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class I shares are 1% within the first year and 0% thereafter.

[5]	The since inception index return is from the inception date of Class I shares.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective October 1, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through September 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Westchester Event-Driven Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: WCERX Class I: WCEIX

Portfolio Manager Commentary by Westchester Capital Management LLC

⬛	The Fund is diversified and has an investment objective of seeking to provide attractive risk-adjusted returns with low relative volatility in virtually all market environments. Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended December 31, 2021, the Fund’s Class A shares at NAV returned 1.57%,the Fund’s Class I shares at NAV returned 1.75%. For the same period, the ICE BofA U.S. Treasury Bill 3 Month Index returned 0.05%, the Wilshire Liquid Alternative Event Driven Index returned 2.04%, and the Morningstar U.S. Fund Event Driven Category Average returned 4.21%.

How did the markets perform during the Fund’s fiscal year ended December 31, 2021?

For the 12 months ended December 31, 2021, global merger and acquisition (M&A) deal value topped $5 trillion for the first time. This surpassed the previous record high set in 2007 by about 30%, with activity up roughly 65% year-over-year, according to Dealogic. In fact, each quarter in 2021 recorded more than $1 trillion in M&A volume for the first time in history. Fueled by pent-up demand coming out of the pandemic, low interest rates, and an aggressively growing economy, companies struck deals to boost growth, acquire new capabilities, realize operational efficiencies, or some combination of the three.

Largely undaunted by concerns around inflation and geopolitical factors, the increase in merger activity reflected a growing understanding among business leaders that creating value requires more than cost-cutting. During 2021, company leaders proved willing to purchase assets that created revenue synergies, accelerated long-term growth, and increased scale. Moreover, accommodative monetary policies from the U.S. Federal Reserve (the Fed) gave company executives access to cheap financing, which facilitated transaction activity. In 2021, there were 58 mega-deals – transactions with equity value in excess of $10 billion – the highest annual deal count ever, accounting for one-fifth of total M&A volumes, according to Citigroup. The number of deals worth $1 billion or more were also at their highest levels, up 90% year-over-year and 40% higher than the prior record in 2007.

Private equity-related M&A was a driver of deal flow as well, with spending on acquisitions accounting for a record 36% of global transaction volume this year, the highest share ever. No matter their size, most private equity firms were under pressure to deploy their investors’ funds, with more than $2.3 trillion of uninvested committed capital, which can create multiples of that amount of potential transaction activity.

Despite a slowdown in the second half of 2021, the creation of new special purpose acquisition companies (SPACs) accounted for about 10% of the global M&A volumes. Additionally, there was approximately $140 billion of cash in trust inside existing SPACs searching for targets, which was estimated to amount to as much as a half-trillion U.S. dollars in combined cash and leverage specifically reserved for future M&A.

With regard to corporate divestitures – the disposal of a company’s assets or a business unit through a sale, closure or bankruptcy – investors continued to increase their focus on growth, which made it increasingly difficult for larger companies to move the needle off a large revenue base. Sometimes the value of keeping businesses together can be less than the value of breaking the company up. Removing the conglomerate discount enables individual companies to trade on their own and be valued more easily by the market, as evidenced by the fact corporate divestiture activity reached its highest levels ever during the period, with $1.2 trillion of volumes.

But this year’s burst of M&A was not without some headwinds. Because there is some risk of any M&A transaction being delayed or terminated, the target company will typically trade at a discount to the offer price. This discount, called the deal spread, measures potential returns for this strategy. During the fiscal year, deal spreads increased as a result of increased scrutiny from regulators around the globe, particularly the U.S. and China, which caused mark-to-market volatility, or unrealized losses, on existing deals awaiting regulatory approval. Rising inflation, rising interest rates, and the resurgence of COVID created additional execution uncertainty. However, our view on approvals remained consistent as of year end. Regardless of market movements and volatility, should deal spreads tighten to zero for those transactions that proceed to closure, the negative marks-to-market on those particular positions would be reversed. Unfortunately, this does not always happen on a calendar year basis.

What factors affected the Fund’s performance during its fiscal year?

The Fund’s performance for the 12 months ended December 31, 2021, was well below our targeted rate of return. The special situations investment strategy was the Fund’s biggest contributor (+0.57%). The credit opportunities (+0.08), arbitrage (+0.05%), and restructurings (-0.37%) strategies accounted for the remainder of the Fund’s performance. At the end of the fiscal year, the Fund’s three-year standard deviation was approximately 9.21 (compared with 17.41 for the S&P 500® Index), and its beta, or volatility compared with the market, was 0.39 to the S&P 500® Index and 0.30 to the Bloomberg U.S. Aggregate Bond Index.

The second half of 2021 introduced a number of challenges, beginning with the deal break between Aon and Willis Towers Watson. The M&A space saw increased volatility in deal spreads in general, as investors began to question the impact of an increase in worldwide concerns relating to international and national security issues and consumer protections. Lack of transparency at China’s oversight agency, the State Administration for Market Regulation (SAMR), particularly regarding technology sector transactions, exacerbated China-U.S. tensions, causing wild fluctuations among deals that required Chinese approval.

As with any investment program, losses are inevitable from time to time. The Fund continues to manage concentration risk to minimize the impact of these periodic unpredictable events. The majority of the drawdowns in the Fund were unrealized losses, and we are confident that many of these positions will recover.

The biggest contributors to performance for the 12-month period were Churchill Capital Corp IV, Coherent Inc. /II-VI Inc., and RentPath LLC.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Westchester Event Driven Fund (Continued)

The Fund’s biggest detractors for the fiscal year were Willis Towers Watson PLC/Aon PLC., Government Sponsored Entities, and Xilinx Inc. /Advanced Micro Devices Inc.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Fundamental Risk of Investing: There can be no assurance that the portfolio will achieve its investment objectives. An investment in the portfolio is subject to the risk of loss of principal; shares may decrease in value.

Merger-arbitrage & Event-driven Investing: Merger-arbitrage and event-driven investing involve the risk that the adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue, or other event, will prove incorrect and that the Fund’s return on the investment may be negative.

Foreign Investing: Investing in foreign securities subjects the portfolio to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.

Short Sales: The portfolio may engage in short sales, and may incur a loss if the price of a borrowed security increases before the date on which the portfolio replaces the security.

Portfolio Turnover: The portfolio’s principal investment strategies may result in a consistently high portfolio turnover rate. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the portfolio is held in a taxable account.

Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Hedging: The portfolio’s hedging strategy will be subject to the portfolio’s investment adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged.

Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.

Prospectus: For additional information on risks, please see the fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

PORTFOLIO COMPOSITION*

Westchester Event-Driven Fund (Unaudited)

By Sector

By Region

*

Data expressed as a percentage of long common stocks, private investments in public equity, closed-end funds, preferred stocks, contingent value rights, rights, warrants, bank loans, convertible bonds, corporate bonds and long total return swap contract positions as of December 31, 2021. Data expressed excludes special purpose acquisition companies, escrow notes, short-term investments, securities sold short, written and purchased options, forward currency exchange contracts and short total return swap contracts. Please refer to the Schedule of Investments for more details on the Fund’s individual holdings.

Westchester Event-Driven Fund

Average Annual Total Returns(1) for the period ended 12/31/21

	1 Yr	5 Yr	Life	Inception Date

Class A NAV[2]	1.57%	—%	5.68%	3/22/2017

Class A POP[3,4]	-4.02	—	4.43	3/22/2017

Class I NAV	1.75	5.84	4.20	1/2/2014

ICE Bof A US Treasury Bill 3 Month Index	0.05	1.14	—[5]	—

Wilshire Liquid Alternative Event Driven Index	2.04	3.21	3.28[6]	—

Morningstar US Fund Event Driven Category Average	4.21	4.85	—[7]	—

Fund Expense Ratio8: Class A shares: Gross 2.05%, Net 2.01%; Class I shares: Gross 1.77%, Net 1.76%

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 (from lesser of 10 years or since inception)

This chart assumes an initial gross investment of $10,000 made on January 2, 2014. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or upon redemptions of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class I shares are 1% within the first year and 0% thereafter.

[5]	The index return is 0.76% since inception of Class A shares and 1.18% since inception of Class I shares.
[6]	The since inception index return is from the inception date of Class I shares.
[7]	The index return is 3.68% since inception of Class A shares and 4.94% since inception of Class I shares.
[8]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective October 1, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through September 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Westchester Credit Event Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: WCFRX Class I: WCFIX

Portfolio Manager Commentary by Westchester Capital Management LLC

⬛	The Fund is diversified and has an investment objective of seeking to provide attractive risk-adjusted returns independent of market cycles. The intent is to provide such returns through both current income and capital appreciation. Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended December 31, 2021, the Fund’s Class A shares at NAV returned 7.27%,the Fund’s Class I shares at NAV returned 7.57%. For the same period, the ICE BofA U.S. Treasury Bill 3 Month Index returned 0.05%, the Bloomberg U.S. Aggregate Bond Index returned -1.54%, and the Morningstar U.S. Fund Event Driven Category Average returned 4.21%.

How did the markets perform during the Fund’s fiscal year ended December 31, 2021?

Buoyed by accommodative fiscal and monetary policies, the S&P 500® Index advanced by 26.89% for the 12 months, marking its third straight positive year. The Bloomberg U.S. Aggregate Bond Index, which broadly tracks the U.S. investment grade bond market, lost 1.54% in 2021, the fifth time the index posted a negative calendar-year return since 1980. Importantly, inflation, as measured by the Consumer Price Index (CPI) for all items, rose to 7%, the largest year-over-year percent change since 1981. After factoring in inflation, therefore, the Bloomberg U.S. Aggregate Bond Index saw a real return of -8.54%.

The 10-year U.S. Treasury yield rose to 1.52% from 0.93% at the start of the year, which caused a decline in bond prices. The yield on the two-year Treasury climbed to 0.73% from 0.13%. The Federal Reserve (the Fed) indicated the potential for three interest rate hikes in 2022. While that may sound positive to those who primarily seek yield from their bond portfolios, it is less appealing to those who own bonds primarily because they want prices to rise. Spiking inflation tends to drive bond yields higher because investors seek returns in excess of inflation. But because yields and prices move in opposite directions, rising yields typically depress the prices of outstanding bonds.

What factors affected the Fund’s performance during its fiscal year?

The Fund posted positive returns for the 12 months ended December 31, 2021. At the end of the period, the Fund’s effective duration was 1.4 years and its average weighted maturity (not the expected holding period) was 3.4 years. The Fund’s three-year standard deviation was approximately 9.21 at year-end, compared with 17.41 for the S&P 500® Index, and its beta, or volatility compared with the market, was 0.24 to the S&P 500® Index and 0.45 to the Bloomberg U.S. Aggregate Bond Index.

Event-driven strategies experienced higher volatility in 2021, due in part to international and national security issues and potential consumer protection legislation. Concerns about China’s oversight agency, the State Administration for Market Regulation (SAMR), arose amid China-U.S. tensions, particularly in the technology sector, causing wild fluctuations among transactions that require Chinese approval. However, although the Fund’s strategy is focused on event-driven investments, it did not experience the same level of volatility as was experienced by more traditional event-driven managers during the year.

The Fund tactically invests in opportunities such as late-stage bankruptcies where the exit plan for the company’s securities has already been drafted; capital structure arbitrage; and also opportunities in the post-emergence space which usually create an endgame whereby we can calculate expected proceeds and timing of receipt, typically seeking muted downside and attractive risk-adjusted returns, driven by current yield and/or capital appreciation.

The biggest contributors to performance during the 12-month period were RentPath LLC, Equity/Debt Capital Markets, and Claire’s Stores.

The Fund’s biggest detractors for the period were Government Sponsored Entities, Heritage Power, and GMAC Capital Trust I float.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Fundamental Risk of Investing: There can be no assurance that the portfolio will achieve its investment objectives. An investment in the portfolio is subject to the risk of loss of principal; shares may decrease in value.

Merger-arbitrage & Event-driven Investing: Merger-arbitrage and event-driven investing involve the risk that the adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue, or other event, will prove incorrect and that the Fund’s return on the investment may be negative.

Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Short Sales: The portfolio may engage in short sales, and may incur a loss if the price of a borrowed security increases before the date on which the portfolio replaces the security.

Portfolio Turnover: The portfolio’s principal investment strategies may result in a consistently high portfolio turnover rate. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the portfolio is held in a taxable account.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Hedging: The portfolio’s hedging strategy will be subject to the portfolio’s investment adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged.

Lower-rated securities: Instruments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.

Foreign Investing: Investing in foreign securities subjects the portfolio to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Westchester Credit Event Fund (Continued)

Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.

Prospectus: For additional information on risks, please see the fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

PORTFOLIO COMPOSITION*

Westchester Credit Event Fund (Unaudited)

By Sector

By Region

*

Data expressed as a percentage of long common stocks, private investments in public equity, preferred stocks, warrants, bank loans, convertible bonds, corporate bonds and long total return swap contract positions as of December 31, 2021. Data expressed excludes special purpose acquisition companies, escrow notes, short-term investments and written options. Please refer to the Schedule of Investments for more details on the Fund’s individual holdings.

**	Amount less than 0.005%.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

Westchester Credit Event Fund

Average Annual Total Returns(1) for the period ended 12/31/21

	1 Yr	Life	Inception Date

Class A NAV[2]	7.27%	7.91%	12/29/2017

Class A POP[3,4]	1.37	6.40	12/29/2017

Class I NAV	7.57	8.09	12/29/2017

ICE Bof A US Treasury Bill 3 Month Index	0.05	1.21	—

Bloomberg U.S. Aggregate Bond Index	-1.54	3.57	—

Morningstar US Fund Event Driven Category Average	4.21	4.98	—

Fund Expense Ratio5: Class A shares: Gross 2.92%, Net 2.63%; Class I shares: Gross 2.72%, Net 2.38%

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 (from lesser of 10 years or since inception)

This chart assumes an initial gross investment of $10,000 made on December 29, 2017. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or upon redemptions of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class I shares are 1% within the first year and 0% thereafter.

[5]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective October 1, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through September 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

THE MERGER FUND®

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2021

	Shares	Value
LONG INVESTMENTS — 95.68%
COMMON STOCKS — 48.80%
AEROSPACE & DEFENSE — 1.37%
Aerojet Rocketdyne Holdings, Inc.	1,252,837	$58,582,658

AIRLINES — 0.01%
American Airlines Group, Inc. (a)	12,588	226,085

AUTO COMPONENTS — 0.35%
Veoneer, Inc. (a)	421,827	14,966,422

BANKS — 0.38%
People’s United Financial, Inc.	919,111	16,378,558

BIOTECHNOLOGY — 0.41%
Arena Pharmaceuticals, Inc. (a)(j)	188,114	17,483,315

CHEMICALS — 1.32%
Atotech Ltd. (a)	1,307,436	33,365,767
Ferro Corporation (a)	1,063,628	23,218,999

		56,584,766

COMMERCIAL SERVICES & SUPPLIES — 0.16%
RR Donnelley & Sons Company (a)	596,340	6,714,788

COMMERICAL BANKS — 0.12%
Flagstar Bancorp, Inc.	107,110	5,134,853

COMPUTERS SERVICES — 0.11%
PAE, Inc. (a)	471,143	4,678,450

CONSTRUCTION MATERIALS — 0.45%
Forterra, Inc. (a)	804,911	19,140,784

ELECTRIC UTILITIES — 0.34%
PNM Resources, Inc.	316,534	14,437,116

ELECTRONIC EQUIPMENT & INSTRUMENTS — 4.66%
Coherent, Inc. (a)	746,803	199,052,872

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.14%
Rogers Corporation (a)	177,962	48,583,626

ENTERTAINMENT — 0.52%
MGM Holdings, Inc. (a)(f)	131,269	17,590,046
Sciplay Corporation (a)	327,926	4,518,820

		22,108,866

FOOD PRODUCTS — 0.22%
Sanderson Farms, Inc.	48,525	9,272,157

HEALTH CARE EQUIPMENT & SUPPLIES — 0.33%
Intersect ENT, Inc. (a)	515,698	14,083,712

HEALTH CARE PROVIDERS & SERVICES — 0.02%
ATI Physical Therapy, Inc. (a)	306,157	1,037,872

HEALTH CARE TECHNOLOGY — 1.93%
Cerner Corporation (j)	885,799	82,264,153
Convey Health Solutions Holdings, Inc. (a)	3,901	32,612

		82,296,765

See Notes to Financial Statements.

THE MERGER FUND®

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Shares	Value

IT SERVICES — 0.43%
Afterpay Ltd. — ADR (a)	304,052	$18,212,715

LIFE & HEALTH INSURANCE — 3.46%
American National Group, Inc.	125,278	23,657,498
Athene Holding Ltd. — ADR (a)(e)	1,489,734	124,139,534
Oscar Health, Inc. Class A (a)	500	3,925

		147,800,957

MACHINERY — 0.83%
Welbilt, Inc. (a)	1,487,326	35,353,739

MEDIA — 0.97%
Shaw Communications, Inc. (b)	1,360,389	41,274,202

METALS & MINING — 4.01%
BHP Group plc — ADR (e)	2,862,387	171,084,871

MULTI-LINE INSURANCE — 0.56%
The Hartford Financial Services Group, Inc. (j)	349,090	24,101,174

OIL, GAS & CONSUMABLE FUELS — 0.75%
Teekay LNG Partners LP (b)	1,901,746	32,196,560

PHARMACEUTICALS — 0.06%
TPCO Holding Corporation — ADR (a)	1,816,240	2,488,249

PROFESSIONAL SERVICES — 0.14%
51job, Inc. — ADR (a)	123,954	6,065,069

REITs — 3.12%
Bluerock Residential Growth REIT, Inc.	377,021	9,949,584
CyrusOne, Inc.	1,375,907	123,446,376

		133,395,960

RESEARCH & CONSULTING SERVICES — 6.51%
IHS Markit Ltd. (e)	2,092,830	278,178,964

ROAD & RAIL — 0.01%
Hertz Global Holdings, Inc. (a)	16,825	420,457

SEMICONDUCTORS — 5.92%
Magnachip Semiconductor Corporation (a)	69,814	1,463,999
Xilinx, Inc. (e)	1,185,832	251,431,959

		252,895,958

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.26%
NeoPhotonics Corporation (a)	715,683	11,000,048

SOFTWARE — 7.58%
Five9, Inc. (a)(j)	117,700	16,162,564
Nuance Communications, Inc. (a)(e)	3,879,461	214,611,783
UserTesting, Inc. (a)	400	3,368
Vonage Holdings Corporation (a)(j)	4,467,708	92,883,649

		323,661,364

SPECIALTY RETAIL — 0.35%
Sportsman’s Warehouse Holdings, Inc. (a)(j)	1,260,908	14,878,714

TOTAL COMMON STOCKS (Cost $1,867,097,983)		2,083,772,666

See Notes to Financial Statements.

THE MERGER FUND®

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Shares/Units	Value
SPECIAL PURPOSE ACQUISITION COMPANIES — 15.85% (a)
26 Capital Acquisition Corporation	122,000	$1,235,860
Accelerate Acquisition Corporation Class A	604,200	5,872,824
ACE Convergence Acquisition Corporation Class A — ADR	155,096	1,544,756
AfterNext HealthTech Acquisition Corporation Class A — ADR	527,310	5,141,272
Agile Growth Corporation Class A — ADR	210,000	2,037,000
Alpha Partners Technology Merger Corporation Class A — ADR	441,459	4,264,494
AltEnergy Acquisition Corporation	125,618	1,267,486
Altimar Acquisition Corporation III — ADR	163,357	1,605,799
Altimar Acquisition Corporation III Class A — ADR	150,000	1,464,000
Altimeter Growth Corporation 2 Class A — ADR	298,403	2,942,254
Altitude Acquisition Corporation Class A	481,728	4,769,107
Anzu Special Acquisition Corporation I	15,412	153,504
Anzu Special Acquisition Corporation I Class A	441,364	4,303,299
Apollo Strategic Growth Capital Class A — ADR	547,190	5,400,765
Apollo Strategic Growth Capital II Class A — ADR	200,000	1,956,000
Archimedes Tech SPAC Partners Company	13,489	135,430
ArcLight Clean Transition Corporation II Class A — ADR	395,206	3,944,156
Ares Acquisition Corporation — ADR	157,500	1,563,975
Ares Acquisition Corporation Class A — ADR	100,000	974,000
Arrowroot Acquisition Corporation Class A	575,536	5,582,699
Artisan Acquisition Corporation Class A — ADR	110,355	1,093,618
Astrea Acquisition Corporation Class A	430,908	4,257,371
Athena Consumer Acquisition Corporation	83,859	852,846
Atlas Crest Investment Corporation II	107,500	1,067,475
Atlas Crest Investment Corporation II Class A	306,631	2,983,520
Aurora Acquisition Corporation Class A (b)	175,172	1,734,203
Austerlitz Acquisition Corporation I Class A — ADR	820,401	7,966,094
Austerlitz Acquisition Corporation II — ADR	63,000	630,630
Austerlitz Acquisition Corporation II Class A — ADR	392,818	3,818,191
Authentic Equity Acquisition Corporation — ADR	21,600	216,000
Avanti Acquisition Corporation Class A (b)	609,156	5,981,912
AxonPrime Infrastructure Acquisition Corporation	500	4,960
Bilander Acquisition Corporation Class A	441,893	4,273,105
Biotech Acquisition Company — ADR	40,000	400,800
Biotech Acquisition Company Class A — ADR	434,517	4,275,647
BlueRiver Acquisition Corporation — ADR	10,650	105,116
BOA Acquisition Corporation Class A	89,914	883,855
Bridgetown 2 Holdings Ltd. Class A — ADR	40,000	396,400
Brigade-M3 European Acquisition Corporation (b)	250,490	2,454,802
Build Acquisition Corporation	76,056	749,152
Burgundy Technology Acquisition Corporation — ADR	60,045	616,062
Burgundy Technology Acquisition Corporation Class A — ADR	1,028,951	10,299,800
Capstar Special Purpose Acquisition Corporation Class A	428,525	4,268,109
Catalyst Partners Acquisition Corporation Class A — ADR	440,985	4,295,194
CC Neuberger Principal Holdings II Class A — ADR	754,616	7,470,698
CC Neuberger Principal Holdings III — ADR	114,000	1,140,000
CF Acquisition Corporation VI Class A	29,117	315,337
CF Acquisition Corporation VIII Class A	160,000	1,616,000
CHP Merger Corporation Class A	274,195	2,774,853
Churchill Capital Corporation V Class A	184,334	1,813,847
Churchill Capital Corporation VII Class A	873,520	8,586,702
CIIG Capital Partners II, Inc.	337,246	3,477,006
Class Acceleration Corporation	11,750	116,325
Climate Real Impact Solutions Acquisition Corporation II	4,860	48,454
Climate Real Impact Solutions Acquisition Corporation II Class A	436,069	4,256,033
Cohn Robbins Holdings Corporation Class A — ADR	1,092,312	10,737,427
Colicity, Inc. Class A	368,445	3,662,343
Colonnade Acquisition Corporation II — ADR	62,933	621,778
Compute Health Acquisition Corporation	413,002	4,105,240
Compute Health Acquisition Corporation Class A	300,000	2,919,000
Concord Acquisition Corporation II Class A	441,543	4,305,044

See Notes to Financial Statements.

THE MERGER FUND®

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Shares/Units	Value

SPECIAL PURPOSE ACQUISITION COMPANIES — continued
Conx Corporation Class A	613,768	$6,027,202
Conyers Park Acquisition Corporation III Class A	438,254	4,272,976
Corazon Capital V838 Monoceros Corporation Class A — ADR	219,127	2,118,958
Corner Growth Acquisition Corporation — ADR	188,816	1,878,719
COVA Acquisition Corporation — ADR	162,199	1,621,990
Crown PropTech Acquisitions Class A- ADR	435,176	4,308,242
D & Z Media Acquisition Corporation	167,214	1,657,091
Decarbonization Plus Acquisition Corporation II Class A	27,000	269,190
Decarbonization Plus Acquisition Corporation IV Class A — ADR	407,972	4,022,604
Deep Lake Capital Acquisition Corporation Class A — ADR	335,382	3,280,036
Direct Selling Acquisition Corporation	94,000	955,040
Dragoneer Growth Opportunities Corporation III Class A- ADR	435,587	4,255,685
E.Merge Technology Acquisition Corporation Class A	1,187,298	11,683,012
ECP Environmental Growth Opportunities Corporation Class A	736,471	7,261,604
EdtechX Holdings Acquisition Corporation II Class A	98,926	991,239
Elliott Opportunity Corporation II — ADR	81,448	815,294
Elliott Opportunity Corporation II Class A — ADR	435,340	4,253,272
Enterprise 4.0 Technology Acquisition Corporation — ADR	125,722	1,266,021
Environmental Impact Acquisition Corporation Class A	230,162	2,283,207
Equity Distribution Acquisition Corporation Class A	1,069,829	10,505,721
ESGEN Acquisition Corporation — ADR	146,752	1,488,065
ESM Acquisition Corporation (b)	63,000	625,590
Eucrates Biomedical Acquisition Corporation — ADR	927	9,048
Eve Mobility Acquisition Corporation — ADR	46,214	462,602
ExcelFin Acquisition Corporation	125,701	1,263,295
Fifth Wall Acquisition Corporation III Class A — ADR	434,863	4,326,887
FinServ Acquisition Corporation II	95,843	945,012
FinServ Acquisition Corporation II Class A	130,245	1,262,074
FinTech Acquisition Corporation VI	206,626	2,055,929
FinTech Acquisition Corporation VI Class A	231,086	2,264,643
Fintech Evolution Acquisition Group — ADR	270,205	2,661,519
FirstMark Horizon Acquisition Corporation	239,557	2,443,481
FirstMark Horizon Acquisition Corporation Class A	216,960	2,145,734
Fortistar Sustainable Solutions Corporation Class A	439,156	4,264,205
Fortress Capital Acquisition Corporation Class A — ADR	344,495	3,362,271
Fortress Value Acquisition Corporation III	83,525	827,733
Fortress Value Acquisition Corporation III Class A	290,610	2,839,260
Fortress Value Acquisition Corporation IV Class	437,535	4,265,966
FTAC Athena Acquisition Corporation Class A — ADR	628,585	6,235,563
FTAC Emerald Acquisition Corporation	416,773	4,155,227
FTAC Hera Acquisition Corporation — ADR	141,200	1,406,352
FTAC Parnassus Acquisition Corporation Class A	226,343	2,206,844
FTAC Zeus Acquisition Corporation	83,545	835,450
Fusion Acquisition Corporation II	212,300	2,100,708
G Squared Ascend I, Inc. — ADR	316,031	3,180,852
G Squared Ascend I, Inc. Class A — ADR	431,233	4,260,582
G Squared Ascend II, Inc. — ADR	171,106	1,709,349
Gesher I Acquisition Corporation — ADR	125,606	1,261,084
Goal Acquisitions Corporation	606,837	5,886,319
Golden Falcon Acquisition Corporation Class A	345,674	3,380,692
Gores Holdings VIII, Inc. Class A	5,432	55,406
Gores Technology Partners, Inc. Class A	142,429	1,411,471
Gores Technology Partners II, Inc. Class A	49,193	487,011
Graf Acquisition Corporation IV	222,759	2,205,314
Haymaker Acquisition Corporation III	334,161	3,304,852
Healthcare Assurance Acquisition Corporation Class A	436,766	4,267,204
Healthcare Services Acquisition Corporation Class A	450,508	4,396,958
Hennessy Capital Investment Corporation V	8,400	83,748
Highland Transcend Partners Corporation I Class A — ADR	20,847	206,802
Horizon Acquisition Corporation II Class A — ADR	432,894	4,255,348
HPX Corporation Class A — ADR	49,224	485,841
Hudson Executive Investment Corporation II	17,300	171,097

See Notes to Financial Statements.

THE MERGER FUND®

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Shares/Units	Value

SPECIAL PURPOSE ACQUISITION COMPANIES — continued
Independence Holdings Corporation (b)	113,012	$1,124,469
Independence Holdings Corporation Class A (b)	306,692	2,981,046
Infinite Acquisition Corporation — ADR	104,431	1,051,620
INSU Acquisition Corporation III Class A	436,638	4,279,052
InterPrivate II Acquisition Corporation	63,494	627,956
InterPrivate III Financial Partners, Inc. Class A	63,490	629,186
InterPrivate IV InfraTech Partners, Inc.	16,373	161,274
ION Acquisition Corporation 3 Ltd. Class A — ADR	437,873	4,282,398
Isleworth Healthcare Acquisition Corporation	164,273	1,616,446
Jack Creek Investment Corporation (b)	116,600	1,166,000
Jaws Hurricane Acquisition Corporation Class A	391,573	3,786,511
Jaws Juggernaut Acquisition Corporation — ADR	295,167	2,945,767
Jaws Juggernaut Acquisition Corporation Class A — ADR	115,248	1,132,888
Jaws Mustang Acquisition Corporation — ADR	36,600	367,098
Jaws Mustang Acquisition Corporation Class A — ADR	483,788	4,716,933
Kensington Capital Acquisition Corporation V — ADR	169,255	1,709,476
Khosla Ventures Acquisition Company	121,524	1,178,783
Khosla Ventures Acquisition Company III Class A	388,928	3,795,937
Kismet Acquisition Three Corporation — ADR	84	823
Kismet Acquisition Three Corporation Class A — ADR	438,780	4,251,778
KKR Acquisition Holdings Corporation I	424,235	4,250,835
KL Acquisition Corporation Class A	622,584	6,082,646
KludeIn I Acquisition Corporation	32,000	321,280
L. Catterton Asia Acquisition Corporation Class A — ADR	439,236	4,260,589
Landcadia Holdings IV, Inc. Class A	434,726	4,216,842
Lazard Growth Acquisition Corporation I Class A — ADR	50,000	486,500
LDH Growth Corporation I Class A- ADR	104,849	1,029,617
Lerer Hippeau Acquisition Corporation Class A	213,036	2,096,274
Lionheart Acquisition Corporation II Class A	428,521	4,268,069
Live Oak Crestview Climate Acquisition Corporation Class A	430,057	4,386,581
Live Oak Mobility Acquisition Corporation Class A	208,944	2,041,383
Longview Acquisition Corporation II Class A	426,920	4,200,893
M3-Brigade Acquisition Corporation II Class A	429,828	4,259,595
Macondray Capital Acquisition Corporation I — ADR	191,600	1,910,252
Magnum Opus Acquisition Ltd. Class A — ADR	429,084	4,256,513
Marlin Technology Corporation Class A — ADR	661,635	6,457,558
Mason Industrial Technology, Inc.	197,230	1,956,522
Medicus Sciences Acquisition Corporation Class A — ADR	164,000	1,594,080
MedTech Acquisition Corporation Class A	431,799	4,266,174
Motive Capital Corporation Class A — ADR	634,461	6,243,096
Motive Capital Corporation II — ADR	250,495	2,497,435
The Music Acquisition Corporation	205,000	1,947,500
New Vista Acquisition Corporation Class A — ADR	76,113	740,579
Newbury Street Acquisition Corporation	62,108	614,869
Noble Rock Acquisition Corporation — ADR	18,600	182,280
North Atlantic Acquisition Corporation Class A — ADR	437,086	4,283,443
North Mountain Merger Corporation Class A	217,892	2,148,415
Northern Genesis Acquisition Corporation III Class A	437,421	4,252,432
Novus Capital Corporation II	32,200	331,338
Pathfinder Acquisition Corporation Class A — ADR	370,605	3,594,868
Peridot Acquisition Corporation II — ADR	176,260	1,750,262
Peridot Acquisition Corporation II Class A — ADR	438,326	4,264,912
Pershing Square Tontine Holdings Ltd. Class A	547,537	10,797,430
Phoenix Biotech Acquisition Corporation	125,563	1,266,931
Pioneer Merger Corporation Class A — ADR	436,650	4,309,736
Pivotal Investment Corporation III	54,665	541,183
Poema Global Holdings Corporation — ADR	235,695	2,328,667
Poema Global Holdings Corporation Class A — ADR	403,899	3,958,210
Post Holdings Partnering Corporation Class A	651,708	6,386,738
Prime Impact Acquisition I — ADR	3,935	39,350
Prime Impact Acquisition I Class A — ADR	454,200	4,469,328
Progress Acquisition Corporation	6,819	68,122

See Notes to Financial Statements.

THE MERGER FUND®

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Shares/Units	Value

SPECIAL PURPOSE ACQUISITION COMPANIES — continued
PROOF Acquisition Corporation I	334,456	$3,347,905
Property Solutions Acquisition Corporation II	130,444	1,290,091
Prospector Capital Corporation Class A — ADR	465,264	4,531,671
Pyrophyte Acquisition Corporation — ADR	167,546	1,692,215
Queen’s Gambit Growth Capital Class A — ADR	525,881	5,206,222
RedBall Acquisition Corporation Class A — ADR	791,741	7,854,071
Revolution Healthcare Acquisition Corporation Class A	879,167	8,536,712
RMG Acquisition Corporation III Class A	863,887	8,422,898
Rocket Internet Growth Opportunities Corporation — ADR	372,661	3,689,344
Ross Acquisition Corporation II — ADR	11,064	110,861
Ross Acquisition Corporation II Class A- ADR	433,661	4,232,531
ScION Tech Growth II (b)	80,650	799,242
Semper Paratus Acquisition Corporation — ADR	167,465	1,686,373
Senior Connect Acquisition Corporation I Class A	317,258	3,090,093
Shelter Acquisition Corporation I	379,078	3,768,035
Shelter Acquisition Corporation I — Sponsor (d)(g)	52,650	—
Simon Property Group Acquisition Holdings, Inc.	368,092	3,642,270
Simon Property Group Acquisition Holdings, Inc. Class A	646,902	6,300,825
Slam Corporation — ADR	407,140	4,022,543
Slam Corporation Class A- ADR	31,355	305,711
Soar Technology Acquisition Corporation — ADR	84,290	817,613
Social Capital Hedosophia Holdings Corporation VI Class A (b)(j)	293,829	2,994,118
Spartan Acquisition Corporation III Class A	883,373	8,718,892
Sports Entertainment Acquisition Corporation Class A	264,405	2,622,898
Supernova Partners Acquisition Company III Ltd. Class A — ADR	831,008	8,069,088
Sustainable Development Acquisition Corporation I	22,700	226,773
SVF Investment Corporation Class A- ADR	325,314	3,266,153
SVF Investment Corporation 2 Class A — ADR	13,746	136,635
SVF Investment Corporation 3 Class A- ADR	789	7,890
Tailwind Acquisition Corporation Class A	1,073,615	10,564,372
Target Global Acquisition Corporation I — ADR	375,636	3,741,335
Thunder Bridge Capital Partners III, Inc. Class A	406,750	3,973,947
Tishman Speyer Innovation Corporation II Class A	352,710	3,438,922
TortoiseEcofin Acquisition Corporation III Class A- ADR	440,756	4,270,926
Trebia Acquisition Corporation Class A — ADR	338,934	3,375,783
Tribe Capital Growth Corporation I	222,494	2,198,241
Tribe Capital Growth Corporation I Class A	219,127	2,143,062
Twelve Seas Investment Company II	31,437	312,169
TZP Strategies Acquisition Corporation — ADR	50,000	495,000
USHG Acquisition Corporation Class A	415,419	4,307,895
VectoIQ Acquisition Corporation II Class A	315,940	3,077,256
Virgin Group Acquisition Corporation II Class A — ADR	816,663	8,060,464
Vy Global Growth Class A — ADR	567,814	5,570,255
Warbug Pincus Capital Corporation I Class A — ADR	218,158	2,137,948
Z-Work Acquisition Corporation Class A	151,361	1,472,743

TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES (Cost $681,532,569)		676,634,879

	Shares

PRIVATE INVESTMENTS IN PUBLIC EQUITY — 0.02% (a)
MarketWise, Inc.	65,608	494,684
Microvast Holdings, Inc. (d)(g)(l)	61,000	327,997

TOTAL PRIVATE INVESTMENTS IN PUBLIC EQUITY (Cost $1,266,080)		822,681

PREFERRED STOCKS — 0.08%
Babcock & Wilcox Enterprises, Inc., 6.500%, 12/31/2026	145,221	3,601,481

TOTAL PREFERRED STOCKS (Cost $3,630,525)		3,601,481

See Notes to Financial Statements.

THE MERGER FUND®

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Shares	Value

CONTINGENT VALUE RIGHTS — 0.10% (a)
Alder Biopharmaceuticals, Inc. (f)	2,217,560	$3,991,608
Ligand Pharmaceuticals (g)	468,741	58,616
Media General, Inc. (d)(e)(g)	891,153	—

TOTAL CONTINGENT VALUE RIGHTS (Cost $0)		4,050,224

RIGHTS — 0.01% (a)(g)
Bristol-Myers Squibb Company	453,175	509,822

TOTAL RIGHTS (Cost $0)		509,822

WARRANTS — 0.16% (a)
Accelerate Acquisition Corporation Class A Expiration: December 2027, Exercise Price: $11.50	201,400	167,182
ACE Convergence Acquisition Corporation Class A Expiration: September 2027, Exercise Price: $11.50 (b)	82,894	54,710
Akazoo S.A. Expiration: December 2024, Exercise Price: $11.50 (b)(d)(g)	238,850	—
Apollo Strategic Growth Capital Class A Expiration: October 2027, Exercise Price: $11.50 (b)	326,548	417,981
Ardagh Metal Packaging S.A. Expiration: August 2026, Exercise Price: $11.50 (b)	37,774	75,170
Arrowroot Acquisition Corporation Class A Expiration: March 2022, Exercise Price: $11.50	462,172	240,329
Austerlitz Acquisition Corporation I Expiration: February 2026, Exercise Price: $11.50 (b)	9,500	9,975
Avanti Acquisition Corporation Class A Expiration: December 2025, Exercise Price: $11.50 (b)	125,000	74,000
Berkshire Grey, Inc. Expiration: December 2026, Exercise Price: $11.50	88,153	79,338
BigBear A.I. Holdings, Inc. Expiration: December 2028, Exercise Price: $11.50	43,484	35,222
BuzzFeed, Inc. Expiration: December 2026, Exercise Price: $11.50	117,848	58,924
Cazoo Group Ltd. Expiration: August 2026, Exercise Price: $11.50 (b)	380,410	342,369
CC Neuberger Principal Holdings II Class A Expiration: July 2025, Exercise Price: $11.50 (b)	17,943	24,402
CEC Brands LLC Expiration: December 2025, Exercise Price: $21.88 (g)	189,648	568,944
CF Acquisition Corporation VI Expiration: February 2028, Exercise Price: $11.50	13,937	35,400
CHP Merger Corporation Class A Expiration: November 2024, Exercise Price: $11.50	100,814	48,391
Cohn Robbins Holdings Corporation Class A Expiration: August 2025, Exercise Price: $11.50 (b)	297,617	238,094

See Notes to Financial Statements.

THE MERGER FUND®

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Shares	Value
WARRANTS — continued
Conx Corporation Class A Expiration: October 2027, Exercise Price: $11.50	153,442	$131,960
Decarbonization Plus Acquisition Corporation II Class A Expiration: October 2025, Exercise Price: $11.50	9,000	14,130
Deep Lake Capital Acquisition Corporation Class A Expiration: December 2027, Exercise Price: $11.50 (b)	167,691	103,952
E.Merge Technology Acquisition Corporation Class A Expiration: July 2025, Exercise Price: $11.50	395,766	221,629
Embark Technology, Inc. Expiration: December 2027, Exercise Price: $11.50	3,466	6,793
Enjoy Technology, Inc. Expiration: December 2025, Exercise Price: $11.50	13,538	5,957
Equity Distribution Acquisition Corporation Class A Expiration: September 2025, Exercise Price: $11.50	17,660	13,070
Fortress Capital Acquisition Corporation Class A Expiration: December 2027, Exercise Price: $11.50 (b)	68,899	53,741
FTAC Athena Acquisition Corporation Class A Expiration: March 2026, Exercise Price: $11.50 (b)	75,465	83,766
GCM Grosvenor, Inc. Class A Expiration: November 2025, Exercise Price: $11.50	179,487	269,230
Ginkgo Bioworks Holdings, Inc. Expiration: August 2026, Exercise Price: $11.50	2,620	5,869
Goal Acquisitions Corporation Expiration: January 2022, Exercise Price: $11.50	564,935	308,624
Golden Falcon Acquisition Corporation Class A Expiration: November 2026, Exercise Price: $11.50	172,837	108,922
Healthcare Services Acquisition Corporation Class A Expiration: December 2027, Exercise Price: $11.50	225,254	117,132
Highland Transcend Partners Corporation I Class A Expiration: December 2027, Exercise Price: $11.50 (b)	6,949	11,118
HPX Corporation Class A Expiration: July 2025, Exercise Price: $11.50 (b)	24,612	13,290
InterPrivate III Financial Partners, Inc. Expiration: December 2027, Exercise Price: $11.50	12,698	17,777
KL Acquisition Corporation Class A Expiration: January 2028, Exercise Price: $11.50	207,528	109,990
KLDiscovery, Inc. Expiration: December 2024, Exercise Price: $11.50	677,651	189,200
Longview Acquisition Corporation II Class A Expiration: May 2026, Exercise Price: $11.50	85,384	72,568
Marlin Technology Corporation Class A Expiration: March 2026, Exercise Price: $11.50 (b)	220,545	152,154

See Notes to Financial Statements.

THE MERGER FUND®

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Shares	Value
WARRANTS — continued
Medicus Sciences Acquisition Corporation Class A Expiration: December 2027, Exercise Price: $11.50 (b)	18,222	$13,304
Moneylion, Inc. Expiration: September 2026, Exercise Price: $11.50	106,742	66,180
Motive Capital Corporation Class A Expiration: December 2025, Exercise Price: $11.50 (b)	138,737	141,512
Origin Materials, Inc. Expiration: July 2026, Exercise Price: $11.50	142,785	212,750
Pathfinder Acquisition Corporation Class A Expiration: December 2027, Exercise Price: $11.50 (b)	74,121	42,064
Pear Therapeutics, Inc. Expiration: December 2026, Exercise Price: $11.50	6,166	3,700
Pioneer Merger Corporation Class A Expiration: December 2027, Exercise Price: $11.50 (b)	145,550	94,608
Pontem Corporation Class A Expiration: December 2027, Exercise Price: $11.50 (b)	134,633	119,785
Prospector Capital Corporation Class A Expiration: January 2025, Exercise Price: $11.50 (b)	155,088	96,155
Quantum-SI, Inc. Expiration: September 2027, Exercise Price: $11.50	32,085	56,149
RMG Acquisition Corporation III Class A Expiration: December 2027, Exercise Price: $11.50 (b)	85,180	74,873
Senior Connect Acquisition Corporation I Class A Expiration: December 2027, Exercise Price: $11.50	158,629	83,280
Shapeways Holdings, Inc. Expiration: October 2026, Exercise Price: $11.50	112,274	57,484
Sharecare, Inc. Expiration: July 2026, Exercise Price: $11.50	46,682	28,990
Spartan Acquisition Corporation III Class A Expiration: February 2026, Exercise Price: $11.50	161,823	233,025
Supernova Partners Acquisition Company III Ltd. Class A Expiration: March 2027, Exercise Price: $11.50 (b)	79,167	71,258
Thunder Bridge Capital Partners III, Inc. Class A Expiration: February 2028, Exercise Price: $11.50	81,350	67,537
Tishman Speyer Innovation Corporation II Class A Expiration: December 2027, Exercise Price: $11.50	70,542	54,395
Trebia Acquisition Corporation Class A Expiration: December 2025, Exercise Price: $11.50 (b)	114,058	131,167
Tuscan Holdings Corporation II Expiration: July 2025, Exercise Price: $11.50	109,883	46,151
VectoIQ Acquisition Corporation II Class A Expiration: December 2027, Exercise Price: $11.50	63,188	54,967

See Notes to Financial Statements.

THE MERGER FUND®

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Shares	Value
WARRANTS — continued
Virgin Group Acquisition Corporation II Class A Expiration: March 2026, Exercise Price: $11.50 (b)	78,996	$66,357
Wejo Group Ltd. Expiration: November 2026, Exercise Price: $11.50 (b)	258,913	284,804
WeWork Companies, Inc. Expiration: October 2026, Exercise Price: $11.50	52,829	105,505
Whole Earth Brands, Inc. Expiration: June 2025, Exercise Price: $11.50	229,941	269,031

TOTAL WARRANTS (Cost $18,843,852)		6,956,334

	Principal Amount
BANK LOANS—1.02%
Mallinckrodt International Finance S.A. 4.250% (3 Month U.S. LIBOR + 2.750%), 2/28/2022 (f)(i)(k)	$13,825,000	13,496,656
RentPath LLC 8.000% (3 Month U.S. LIBOR + 4.750%), 12/17/2021 (g)(i)(k)	556,203	5,562
Syniverse Holdings, Inc. 6.000% (3 Month U.S. LIBOR + 5.000%), 3/9/2023 (f)(i)	12,401,917	12,314,112
Watts Guerra LLP 8.000%, 12/31/2022 (g)	17,852,272	17,807,642

TOTAL BANK LOANS (Cost $44,344,200)		43,623,972

CONVERTIBLE BONDS — 0.21% (f)
Nuance Communications, Inc. 1.000%, 12/15/2035	2,135,000	4,878,475
Teekay Corporation 5.000%, 1/15/2023 (b)	3,881,000	3,852,577

TOTAL CONVERTIBLE BONDS (Cost $8,450,439)		8,731,052

CORPORATE BONDS — 1.53% (f)
Brighthouse Financial, Inc. 3.850%, 12/22/2051	500,000	493,156
Devon Energy Corporation 5.875%, 6/15/2028	9,554,000	10,347,755
Forterra Finance LLC/FRTA Finance Corporation 6.500%, 7/15/2025 (h)	17,689,000	18,773,336
GrubHub Holdings, Inc. 5.500%, 7/1/2027 (h)	9,279,000	9,214,047
Southwest Gas Corporation 3.180%, 8/15/2051	1,000,000	958,279
Teekay Corporation 9.250%, 11/15/2022 (b)(h)	9,365,000	9,599,125
TreeHouse Foods, Inc. 4.000%, 9/1/2028	9,025,000	8,664,000
WeWork Companies, Inc. 7.875%, 5/1/2025 (h)	7,175,000	6,858,511
WeWork Companies, Inc./WW Co-Obligor, Inc. 5.000%, 7/10/2025 (h)	661,000	573,827

TOTAL CORPORATE BONDS (Cost $64,378,829)		65,482,036

See Notes to Financial Statements.

THE MERGER FUND®

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Contracts (100 shares per contract)	Notional Amount	Value
PURCHASED OPTIONS—0.02% (a)
PURCHASED PUT OPTIONS—0.02%
The Hartford Financial Services Group, Inc. Expiration: March 2022, Exercise Price: $55.00	3,490	$24,094,960	$122,150
SPDR S&P 500 ETF Trust
Expiration: January 2022, Exercise Price: $465.00	1,308	62,124,768	363,624
Expiration: January 2022, Exercise Price: $470.00	916	43,506,336	344,874
Expiration: January 2022, Exercise Price: $470.00	391	18,570,936	195,891

TOTAL PURCHASED OPTIONS (Cost $2,305,381)			1,026,539

	Shares
ESCROW NOTES — 2.31% (a)
Altaba, Inc. (f)	16,541,033		98,501,852
AMR Corporation (g)	1,243,406		24,868

TOTAL ESCROW NOTES (Cost $64,882,480)			98,526,720

SHORT-TERM INVESTMENTS — 25.57%
MONEY MARKET FUNDS — 25.57% (c)(m)
Fidelity Institutional Government Portfolio, Institutional Share Class, 0.01%	209,188,000		209,188,000
First American Government Obligations Fund, Institutional Share Class, 0.03%	209,188,000		209,188,000
Goldman Sachs Financial Square Government Fund, Institutional Share Class, 0.03%	209,188,000		209,188,000
The Government & Agency Portfolio, Institutional Share Class, 0.03%	209,188,000		209,188,000
JPMorgan U.S. Government Money Market Fund, Institutional Share Class, 0.03%	209,188,000		209,188,000
Morgan Stanley Institutional Liquidity Fund—Government Portfolio, Institutional Share Class, 0.03%	45,781,998		45,781,998

TOTAL SHORT-TERM INVESTMENTS (Cost $1,091,721,998)			1,091,721,998

TOTAL LONG INVESTMENTS (Cost $3,848,454,336) — 95.68%			4,085,460,404

SHORT INVESTMENTS — (2.82)%
COMMON STOCKS — (2.65)%
BANKS — (0.39)%
M&T Bank Corporation	(108,440)		(16,654,215)

FINANCIAL EXCHANGES & DATA — (0.20)%
S&P Global, Inc.	(17,952)		(8,472,087)

HOTELS, RESTAURANTS & LEISURE — (0.13)%
Scientific Games Corporation	(81,983)		(5,478,924)

INSURANCE — (0.90)%
Aon plc	(128,369)		(38,582,587)

INTEGRATED OIL & GAS — (0.07)%
BP plc — ADR	(115,907)		(3,086,604)

METALS & MINING — (0.10)%
BHP Group Ltd. — ADR	(69,025)		(4,165,659)

OIL REFINING & MARKETING — (0.31)%
Phillips 66	(181,190)		(13,129,027)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — (0.29)%
MKS Instruments, Inc.	(71,373)		(12,431,035)

See Notes to Financial Statements.

THE MERGER FUND®

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Shares	Value
SOFTWARE — (0.26)%
NortonLifeLock, Inc.	(423,423)	$(11,000,530)

TOTAL COMMON STOCKS (Proceeds $115,271,564)		(113,000,668)

	Principal Amount
CORPORATE BONDS — (0.14)% (f)
Devon Energy Corporation 5.850%, 12/15/2025	$(5,446,000)	(6,226,855)

TOTAL CORPORATE BONDS (Proceeds $5,966,359)		(6,226,855)

U.S. GOVERNMENT NOTES/BONDS — (0.03)% (f)
United States Treasury Note/Bond 2.375%, 5/15/2051	(1,170,000)	(1,292,301)

TOTAL U.S. GOVERNMENT NOTES/BONDS (Proceeds $1,294,025)		(1,292,301)

TOTAL SHORT INVESTMENTS (Proceeds $122,531,948) — (2.82)%		(120,519,824)

TOTAL NET INVESTMENTS
(Cost $3,725,922,388) — 92.86%		3,964,940,580
OTHER ASSETS IN EXCESS OF LIABILITIES — 7.14%		304,963,733

TOTAL NET ASSETS — 100.00%		$4,269,904,313

ADR – American Depository Receipt

ETF – Exchange-Traded Fund

LIBOR – London Interbank Offered Rate

plc – Public Limited Company

REIT – Real Estate Investment Trust

(a)	Non-income producing security.
(b)	Foreign security.
(c)	The rate quoted is the annualized seven-day yield as of December 31, 2021.
(d)	Security fair valued by the Valuation Committee in good faith in accordance with the policies adopted by the Board of Trustees.
(e)	All or a portion of the shares have been committed as collateral for open securities sold short, written option contracts, swap contracts, and forward currency exchange contracts.
(f)	Level 2 Security. Please see Note 2 in the Notes to the Financial Statements for more information.
(g)	Level 3 Security. Please see Note 2 in the Notes to the Financial Statements for more information.
(h)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. As of December 31, 2021, these securities represent 1.05% of total net assets.

(i)	The coupon rate shown on variable rate securities represents the rate as of December 31, 2021.
(j)	This security is held in connection with a written option contract.
(k)	Default or other conditions exist and the security is not presently accruing income.
(l)

Restricted security. The Fund may own investment securities that have other legal or contractual limitations, and thus are restricted as to resale. These securities are valued in accordance with the Fund’s pricing procedures (please see Note 2 in the Notes to the Financial Statements for more information). As of December 31, 2021, these common stocks had a cost of $610,000 and their market value represented 0.01% of total net assets.

(m)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S Bank Global Fund Services.

See Notes to Financial Statements.

THE MERGER FUND®

SCHEDULE OF INVESTMENTS (Continued)

OPEN WRITTEN OPTIONS

DECEMBER 31, 2021

	Contracts (100 shares per contract)	Notional Amount	Value

WRITTEN CALL OPTIONS
Arena Pharmaceuticals, Inc. Expiration: January 2022, Exercise Price: $100.00	(21)	$(195,174)	$(210)
Expiration: March 2022, Exercise Price: $95.00	(935)	(8,689,890)	(233,750)
Cerner Corporation Expiration: January 2022, Exercise Price: $95.00	(1,074)	(9,974,238)	(26,850)
Expiration: February 2022, Exercise Price: $95.00	(2,686)	(24,944,882)	(80,580)
Five9, Inc. Expiration: January 2022, Exercise Price: $140.00	(421)	(5,781,172)	(206,290)
The Hartford Financial Services Group, Inc. Expiration: March 2022, Exercise Price: $65.00	(3,490)	(24,094,960)	(1,950,910)
NortonLifeLock, Inc. Expiration: January 2022, Exercise Price: $32.00	(2,118)	(5,502,564)	(10,590)
Social Capital Hedosophia Holdings Corporation VI Class A Expiration: January 2022, Exercise Price: $10.00	(2,939)	(2,994,841)	(70,536)
SPDR S&P 500 ETF Trust Expiration: January 2022, Exercise Price: $480.00	(873)	(41,464,008)	(263,210)
Sportsman’s Warehouse Holdings, Inc. Expiration: January 2022, Exercise Price: $20.00	(942)	(1,111,560)	(4,710)
Vonage Holdings Corporation Expiration: January 2022, Exercise Price: $21.00	(557)	(1,158,003)	(2,785)

			(2,850,421)

WRITTEN PUT OPTIONS
SPDR S&P 500 ETF Trust Expiration: January 2022, Exercise Price: $450.00	(1,308)	(62,124,768)	(162,846)
Expiration: January 2022, Exercise Price: $455.00	(434)	(20,613,264)	(103,726)

			(266,572)

TOTAL WRITTEN OPTIONS (Premiums received $3,792,146)			$(3,116,993)

ETF – Exchange-Traded Fund

See Notes to Financial Statements.

THE MERGER FUND®

SCHEDULE OF INVESTMENTS (Continued)

FORWARD CURRENCY EXCHANGE CONTRACTS

DECEMBER 31, 2021

Settlement Date	Counterparty	Currency to be Delivered		USD Value at December 31, 2021	Currency to be Received		USD Value at December 31, 2021	Unrealized Appreciation (Depreciation)*
1/5/2022	JPM	75,596,815	AUD	$55,001,159	56,194,810	USD	$56,194,810	$1,193,651
1/5/2022	JPM	53,914,650	USD	53,914,650	75,596,815	AUD	55,001,159	1,086,509
4/8/2022	GS	25,923,354	AUD	18,865,858	18,519,859	USD	18,519,859	(345,999)
4/11/2022	GS	12,534,818	AUD	9,122,384	8,973,757	USD	8,973,757	(148,627)
4/11/2022	JPM	23,345,414	AUD	16,989,943	17,153,260	USD	17,153,260	163,317
1/12/2022	JPM	17,863,735	CAD	14,121,947	13,979,005	USD	13,979,005	(142,942)
5/20/2022	JPM	55,088,954	CAD	43,524,217	43,665,279	USD	43,665,279	141,062
1/13/2022	JPM	22,238,092	EUR	25,324,687	25,837,461	USD	25,837,461	512,774
1/14/2022	GS	3,028,713	EUR	3,449,164	3,433,039	USD	3,433,039	(16,125)
1/14/2022	JPM	51,840,385	EUR	59,036,951	58,867,323	USD	58,867,323	(169,628)
2/11/2022	GS	57,794,008	EUR	65,854,087	65,236,142	USD	65,236,142	(617,945)
4/29/2022	GS	555,981	EUR	634,719	630,740	USD	630,740	(3,979)
6/24/2022	GS	796,145	EUR	910,334	912,884	USD	912,884	2,550
2/10/2022	JPM	3,838,805	GBP	5,195,288	5,141,532	USD	5,141,532	(53,756)
3/11/2022	JPM	793,817	GBP	1,074,138	1,099,614	USD	1,099,614	25,476
4/20/2022	GS	67,214,983	GBP	90,926,217	92,035,166	USD	92,035,166	1,108,949
4/20/2022	GS	3,416,083	USD	3,416,083	2,543,479	GBP	3,440,735	24,652
1/13/2022	JPM	15,095,871	HKD	1,936,017	1,935,649	USD	1,935,649	(368)
1/13/2022	JPM	660,753	USD	660,753	5,152,426	HKD	660,789	36
1/12/2022	JPM	4,068,175,680	JPY	35,369,386	36,883,496	USD	36,883,496	1,514,110
3/25/2022	JPM	761,975,700	JPY	6,629,168	6,685,243	USD	6,685,243	56,075
2/16/2022	JPM	111,028,805	SEK	12,291,558	12,141,644	USD	12,141,644	(149,914)

				$524,248,708			$528,428,586	$4,179,878

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

GBP – British Pound

GS – Goldman, Sachs & Co.

HKD – Hong Kong Dollar

JPM –JPMorgan Chase & Co., Inc.

JPY – Japanese Yen

SEK – Swedish Krona

USD – U.S. Dollar

*	Net unrealized appreciation (depreciation) is a receivable (payable).

See Notes to Financial Statements.

THE MERGER FUND®

SCHEDULE OF INVESTMENTS (Continued)

OPEN SWAP CONTRACTS*

DECEMBER 31, 2021

Counterparty	Security	Termination Date	Pay/Receive on Financing Rate	Financing Rate	Payment Frequency	Shares	Notional Amount		Unrealized Appreciation (Depreciation)**
LONG TOTAL RETURN SWAP CONTRACTS
GS	Afterpay Ltd.	9/3/2022	Pay	0.660% (0.610% + SOFR)	Monthly	84,639	$8,050,562		$(2,940,114)
JPM	Ausnet Services	12/2/2022	Pay	0.620% (0.550% + Overnight Banking Rate)	Quarterly	8,809,590	16,683,651		(216,391)
GS	Ausnet Services	1/9/2023	Pay	0.660% (0.610% + SOFR)	Monthly	4,730,120	8,542,083		300,409
GS	Avast plc	9/11/2022	Pay	0.660% (0.610% + SOFR)	Quarterly	14,027,557	112,704,325		2,558,574
JPM	Blue Prism Group plc	11/27/2022	Pay	0.520% (0.450% + Overnight Banking Rate)	Quarterly	341,227	5,110,441		721,675
GS	BP Midstream Partners LP	1/21/2023	Pay	1.060% (1.010% + SOFR)	Monthly	201,460	3,047,203		34,327
BAML	Bristol-Myers Squibb Company(2)	1/22/2022	Pay	0.000%(1)	Monthly	361,933	—	(1)	407,174
BAML	Brookfield Property REIT, Inc., 6.25%, Series A	12/8/2022	Pay	0.820% (0.750% + Overnight Banking Rate)	Monthly	51,168	1,284,317		52,016
BAML	Cazoo Group Ltd.	12/24/2022	Receive	(12.930)% ((13.000)% + Overnight Banking Rate)	Monthly	194,789	1,704,404		(527,991)
GS	Cazoo Group Ltd.	12/26/2022	Receive	(12.840)% ((12.890)% + SOFR)	Monthly	524,792	4,311,125		(1,128,951)
BAML	CNP Assurances	12/8/2022	Pay	0.57% (0.500% + Overnight Banking Rate)	Monthly	1,015,438	25,343,008		(200,796)
BAML	Cominar Real Estate Investment Trust	12/29/2022	Pay	1.104% (1.000% + 1 Month U.S. LIBOR)	Monthly	1,522,517	13,755,161		310,499
JPM	Deutsche Industrie REIT AG	12/2/2022	Pay	0.620% (0.550% + Overnight Banking Rate)	Quarterly	183,224	4,823,816		(110,866)
JPM	Hitachi Metals Ltd.	6/24/2022	Pay	0.620% (0.550% + Overnight Banking Rate)	Quarterly	1,865,280	36,044,591		(1,499,729)
JPM	Lundin Energy AB	1/27/2023	Pay	0.620% (0.550% + Overnight Banking Rate)	Quarterly	93,258	3,346,582		2,273
GS	Meggit plc	9/10/2022	Pay	0.860% (0.810% + SOFR)	Monthly	8,083,938	84,864,820		(4,134,682)
GS	Neles OY	1/1/2023	Pay	0.660% (0.610% + SOFR)	Monthly	327,048	4,982,390		114,376
GS	Phillips 66 Partners LP	1/22/2023	Pay	0.660% (0.610% + SOFR)	Monthly	362,379	13,073,022		(3,568)
GS	Siltronic AG (tender line)	4/2/2022	Pay	0.660% (0.610% + SOFR)	Monthly	373,057	62,871,214		(3,167,676)
GS	Siltronic AG	5/7/2022	Pay	0.660% (0.610% + SOFR)	Monthly	29,306	4,856,019		(137,566)
JPM	Soho China Ltd.	7/22/2022	Pay	0.620% (0.550% + Overnight Banking Rate)	Quarterly	3,264,920	1,891,056		(1,171,427)
JPM	Suez	1/18/2022	Pay	0.620% (0.550% + Overnight Banking Rate)	Quarterly	2,690,840	60,282,355		388,230
GS	Suez	12/17/2022	Pay	0.660% (0.610% + SOFR)	Monthly	152,580	3,401,628		38,857
GS	Swedish Orphan Biovitrum A.B.	1/3/2023	Pay	0.660% (0.610% + SOFR)	Monthly	472,463	12,857,513		(3,182,161)
GS	Sydney Airport	12/29/2022	Pay	0.660% (0.610% + SOFR)	Monthly	2,962,669	17,884,074		821,722
JPM	Toshiba Corporation	5/16/2022	Pay	0.620% (0.550% + Overnight Banking Rate)	Quarterly	143,769	6,191,783		(281,860)
JPM	Ultra Electronics Holdings plc	9/16/2022	Pay	0.520% (0.450% + Overnight Banking Rate)	Quarterly	22,576	1,046,904		(75,428)
GS	Uniper S.E.	12/12/2022	Pay	0.660% (0.610% + SOFR)	Monthly	18,598	805,455		79,424
GS	Vifore Pharma AG	1/15/2023	Pay	0.660% (0.610% + SOFR)	Monthly	107,091	18,348,957		715,838
GS	Willis Towers Watson plc	10/27/2022	Pay	0.660% (0.610% + SOFR)	Monthly	160,399	37,145,200		939,634
BAML	Xilinx, Inc.	12/8/2022	Pay	0.820% (0.750% + Overnight Banking Rate)	Monthly	19,013	3,774,271		256,540

See Notes to Financial Statements.

THE MERGER FUND®

SCHEDULE OF INVESTMENTS (Continued)

OPEN SWAP CONTRACTS*

DECEMBER 31, 2021

Counterparty	Security	Termination Date	Pay/Receive on Financing Rate	Financing Rate	Payment Frequency	Shares	Notional Amount	Unrealized Appreciation (Depreciation)**
SHORT TOTAL RETURN SWAP CONTRACTS
GS	Advanced Micro Devices, Inc.	1/10/2023	Pay	(0.300)% ((0.350)% + SOFR)	Monthly	(2,076,381)	$(290,082,590)	$(8,737,253)
JPM	Aker BP ASA	1/27/2023	Pay	(0.430)% ((0.500)% + Overnight Banking Rate)	Quarterly	(88,683)	(2,749,582)	14,507
JPM	American Airlines Group, Inc.	9/19/2022	Pay	(0.530)% ((0.600)% + Overnight Banking Rate)	Quarterly	(11,395)	(213,428)	8,721
BAML	Apollo Global Management, Inc.	1/10/2023	Pay	(0.330)% ((0.400)% + Overnight Banking Rate)	Monthly	(942,886)	(65,721,683)	(2,575,167)
GS	Apollo Global Management, Inc.	1/10/2023	Pay	(0.300)% ((0.350)% + SOFR)	Monthly	(768,882)	(53,552,631)	(2,143,056)
GS	BHP Group Ltd.	10/3/2022	Pay	(0.700)% ((0.750)% + SOFR)	Monthly	(1,026,985)	(31,106,706)	91,616
JPM	BHP Group Ltd.	10/3/2022	Pay	(0.580)% ((0.650)% + Overnight Banking Rate)	Quarterly	(722,878)	(22,272,693)	440,578
GS	BHP Group Ltd. — ADR	9/18/2022	Pay	(0.902)% ((0.952)% + SOFR)	Monthly	(1,918,432)	(115,756,378)	(55,514)
BAML	Block, Inc.	1/10/2023	Pay	(0.330)% ((0.400)% + Overnight Banking Rate)	Monthly	(10,401)	(1,885,909)	205,940
JPM	CTP N.V.	12/2/2022	Pay	(0.330)% ((0.400)% + Overnight Banking Rate)	Quarterly	(229,242)	(4,928,556)	47,247
GS	II-VI, Inc.	5/12/2022	Pay	(0.300)% ((0.350)% + SOFR)	Monthly	(679,609)	(51,091,646)	4,649,370
BAML	New York Community Bancorp, Inc.	1/10/2023	Pay	(0.330)% ((0.400)% + Overnight Banking Rate)	Monthly	(430,066)	(5,230,784)	(20,611)
BAML	S&P Global, Inc.	1/10/2023	Pay	(0.330)% ((0.400)% + Overnight Banking Rate)	Monthly	(575,954)	(273,147,842)	1,322,857
GS	Square, Inc.	11/28/2022	Pay	(0.300)% ((0.350)% + SOFR)	Monthly	(135,357)	(35,372,845)	13,509,242
GS	Valmet Corporation	1/1/2023	Pay	(0.220)% ((0.270)% + SOFR)	Monthly	(107,202)	(4,497,201)	(106,685)

								$(4,385,846)

BAML– Bank of America Merrill Lynch & Co., Inc.
GS– Goldman, Sachs & Co.
JPM– JPMorgan Chase & Co., Inc.
LIBOR– London Interbank Offered Rate
OvernightBanking Rate – Overnight Banking Funding Rate
plc– Public Limited Company
REIT– Real Estate Investment Trust
SOFR- Secured Overnight Financing Rate
*	There were no upfront premiums paid or received for the open swap contracts held.
**	Based on the net swap value held at each counterparty, unrealized appreciation (depreciation) is a receivable (payable).
(1)	Security held is the direct result of a corporate action. There is no associated financing rate and the security is held with a zero cost basis.
(2)	Level 3 Security. Please see Note 2 in the Notes to the Financial Statements for more information.

See Notes to Financial Statements.

WESTCHESTER EVENT-DRIVEN FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2021

	Shares	Value

LONG INVESTMENTS — 92.39%
COMMON STOCKS — 29.10%
AEROSPACE & DEFENSE — 0.71%
Aerojet Rocketdyne Holdings, Inc. (e)	50,372	$2,355,395

AIRLINES — 0.00%
American Airlines Group, Inc. (a)	292	5,246

AUTO COMPONENTS — 0.37%
Veoneer, Inc. (a)	34,449	1,222,251

BANKS — 0.31%
People’s United Financial, Inc.	57,057	1,016,756

BIOTECHNOLOGY — 0.43%
Arena Pharmaceuticals, Inc. (a)(j)	15,385	1,429,882
Molecular Partners AG — ADR (a)	250	4,822

		1,434,704

CHEMICALS — 2.04%
Atotech Ltd. (a)(e)	116,636	2,976,551
DuPont de Nemours, Inc. (j)	18,457	1,490,956
Ferro Corporation (a)(e)	105,091	2,294,137

		6,761,644

COMMERCIAL SERVICES & SUPPLIES — 0.25%
RR Donnelley & Sons Company (a)	73,519	827,824

COMMODITY CHEMICALS — 3.74%
Valvoline, Inc. (e)(j)	332,901	12,413,878

CONSTRUCTION MATERIALS — 0.07%
Forterra, Inc. (a)	9,310	221,392

ELECTRIC UTILITIES — 0.40%
PNM Resources, Inc.	29,460	1,343,671

ELECTRONIC EQUIPMENT & INSTRUMENTS — 0.23%
Coherent, Inc. (a)	2,805	747,645

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.49%
Rogers Corporation (a)(e)	18,166	4,959,318

ENTERTAINMENT — 0.60%
MGM Holdings, Inc. (a)(f)	11,358	1,521,972
Sciplay Corporation (a)	34,905	480,991

		2,002,963

FOOD PRODUCTS — 0.20%
Sanderson Farms, Inc.	3,468	662,665

HEALTH CARE EQUIPMENT & SUPPLIES — 2.89%
Intersect ENT, Inc. (a)	48,370	1,320,985
Zimmer Biomet Holdings, Inc. (e)(j)	65,000	8,257,600

		9,578,585

HEALTH CARE TECHNOLOGY — 0.16%
Cerner Corporation (j)	5,633	523,137
Convey Health Solutions Holdings, Inc. (a)	299	2,499

		525,636

See Notes to Financial Statements.

WESTCHESTER EVENT-DRIVEN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Shares	Value
INSURANCE — 0.01%
Syncora Holdings Ltd. — ADR	226,178	$38,450

INTEGRATED TELECOMMUNICATION SERVICES — 0.69%
AT&T, Inc. (e)(j)	93,700	2,305,020

IT SERVICES — 0.56%
Afterpay Ltd. — ADR (a)(e)	30,977	1,855,522

LIFE & HEALTH INSURANCE — 3.46%
Athene Holding Ltd. — ADR (a)(e)	137,876	11,489,207
Oscar Health, Inc. Class A (a)	300	2,355

		11,491,562

LIFE SCIENCES TOOLS & SERVICES — 0.10%
Quantum-SI, Inc. (a)	40,418	318,090

MACHINERY — 0.88%
Welbilt, Inc. (a)(e)	123,120	2,926,562

MEDIA — 1.58%
Shaw Communications, Inc. (b)(e)	135,509	4,111,343
TEGNA, Inc.	60,540	1,123,622

		5,234,965

METALS & MINING — 0.97%
BHP Group plc — ADR	53,608	3,204,150

MULTI-LINE INSURANCE — 0.89%
The Hartford Financial Services Group, Inc. (e)(j)	42,693	2,947,525

OIL, GAS & CONSUMABLE FUELS — 1.59%
Royal Dutch Shell plc Class B — ADR (e)	61,718	2,675,475
Teekay LNG Partners LP (b)(e)	152,843	2,587,632

		5,263,107

PHARMACEUTICALS — 0.64%
GlaxoSmithKline plc — ADR (j)	42,600	1,878,660
TPCO Holding Corporation — ADR (a)	182,408	249,899

		2,128,559

PROFESSIONAL SERVICES — 0.18%
51job, Inc. — ADR (a)	12,146	594,304

REITs — 0.58%
Bluerock Residential Growth REIT, Inc.	72,529	1,914,040

RESEARCH & CONSULTING SERVICES — 0.10%
IHS Markit Ltd.	2,524	335,490

ROAD & RAIL — 0.01%
Hertz Global Holdings, Inc. (a)	1,387	34,661

SEMICONDUCTORS — 0.97%
Magnachip Semiconductor Corporation (a)	6,806	142,722
Xilinx, Inc.	14,570	3,089,277

		3,231,999

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.33%
NeoPhotonics Corporation (a)	70,415	1,082,279

See Notes to Financial Statements.

WESTCHESTER EVENT-DRIVEN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Shares	Value
SOFTWARE — 0.39%
Five9, Inc. (a)(j)	9,500	$1,304,540
UserTesting, Inc. (a)	100	842
Vonage Holdings Corporation (a)(j)	119	2,474

		1,307,856

SPECIALTY RETAIL — 0.36%
Sportsman’s Warehouse Holdings, Inc. (a)	100,184	1,182,171

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.35%
Dell Technologies, Inc. Class C (a)(j)	20,900	1,173,953

WIRELESS TELECOMMUNICATION SERVICES — 0.57%
Vodafone Group plc — ADR (e)(j)	126,800	1,893,124

TOTAL COMMON STOCKS (Cost $94,245,840)		96,542,962

	Shares/Units

SPECIAL PURPOSE ACQUISITION COMPANIES — 38.08% (a)
26 Capital Acquisition Corporation	51,600	522,708
Accelerate Acquisition Corporation Class A	95,760	930,787
ACE Convergence Acquisition Corporation Class A — ADR	84,443	841,052
Ackrell Spac Partners I Company (e)	112,200	1,161,270
AfterNext HealthTech Acquisition Corporation Class A — ADR	43,355	422,711
Alpha Partners Technology Merger Corporation Class A — ADR	36,400	351,624
AltEnergy Acquisition Corporation	10,320	104,129
Altimar Acquisition Corporation III — ADR	12,014	118,098
Altimeter Growth Corporation 2 Class A — ADR	47,400	467,364
Altitude Acquisition Corporation Class A	37,388	370,141
Anzu Special Acquisition Corporation I	56,956	567,282
Apollo Strategic Growth Capital Class A — ADR	36,059	355,902
Archimedes Tech SPAC Partners Company	56,647	568,736
ArcLight Clean Transition Corporation II Class A — ADR	32,429	323,641
Ares Acquisition Corporation — ADR	108,633	1,078,726
Arrowroot Acquisition Corporation Class A	91,466	887,220
Artisan Acquisition Corporation Class A — ADR	18,183	180,194
Astrea Acquisition Corporation Class A	35,303	348,794
Athena Consumer Acquisition Corporation	6,791	69,064
Atlas Crest Investment Corporation II	53,300	529,269
Aurora Acquisition Corporation Class A (b)	13,977	138,372
Austerlitz Acquisition Corporation I Class A — ADR	152,601	1,481,756
Austerlitz Acquisition Corporation II — ADR	56,500	565,565
Authentic Equity Acquisition Corporation — ADR	51,000	510,000
Avanti Acquisition Corporation Class A (b)	171,808	1,687,155
Bilander Acquisition Corporation Class A	35,783	346,022
Biotech Acquisition Company — ADR	10,000	100,200
Biotech Acquisition Company Class A — ADR	35,852	352,784
BlueRiver Acquisition Corporation — ADR	26,000	256,620
BOA Acquisition Corporation Class A	7,402	72,762
Bridgetown 2 Holdings Ltd. Class A — ADR	10,000	99,100
Brigade-M3 European Acquisition Corporation (b)	20,623	202,105
Bright Lights Acquisition Corporation	204,941	2,110,892
Build Acquisition Corporation	8,564	84,355
Burgundy Technology Acquisition Corporation — ADR	25,936	266,103
Burgundy Technology Acquisition Corporation Class A — ADR	75,744	758,197
Capstar Special Purpose Acquisition Corporation Class A	68,120	678,475
Carney Technology Acquisition Corporation II	30,113	301,130
Catalyst Partners Acquisition Corporation Class A — ADR	35,709	347,806
CC Neuberger Principal Holdings II Class A — ADR	249,991	2,474,911
CC Neuberger Principal Holdings III — ADR (e)	54,900	549,000
CF Acquisition Corporation IV Class A	84,803	831,069
CF Acquisition Corporation VI Class A	14,886	161,215

See Notes to Financial Statements.

WESTCHESTER EVENT-DRIVEN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Shares/Units	Value

SPECIAL PURPOSE ACQUISITION COMPANIES — continued
CF Acquisition Corporation VIII Class A	57,044	$576,144
CHP Merger Corporation Class A	80,018	809,782
Churchill Capital Corporation V Class A	34,051	335,062
Churchill Capital Corporation VII Class A	70,791	695,876
CIIG Capital Partners II, Inc.	26,840	276,720
Class Acceleration Corporation	53,000	524,700
Climate Real Impact Solutions Acquisition Corporation II	27,128	270,466
Climate Real Impact Solutions Acquisition Corporation II Class A	34,588	337,579
Cohn Robbins Holdings Corporation Class A — ADR	110,022	1,081,516
Colicity, Inc. Class A	54,772	544,434
Colonnade Acquisition Corporation II — ADR	56,454	557,766
Compute Health Acquisition Corporation	87,125	866,022
Concord Acquisition Corporation Class A	75,227	782,361
Concord Acquisition Corporation II Class A	36,366	354,569
Conx Corporation Class A (e)	231,080	2,269,206
Conyers Park Acquisition Corporation III Class A	36,115	352,121
Corazon Capital V838 Monoceros Corporation Class A — ADR	18,058	174,621
Corner Growth Acquisition Corporation — ADR	62,019	617,089
COVA Acquisition Corporation — ADR	55,500	555,000
Crown PropTech Acquisitions Class A — ADR	35,881	355,222
Crucible Acquisition Corporation	5,600	55,832
D & Z Media Acquisition Corporation	15,838	156,955
Decarbonization Plus Acquisition Corporation II Class A	27,600	275,172
Decarbonization Plus Acquisition Corporation IV Class A — ADR	33,476	330,073
Deep Lake Capital Acquisition Corporation Class A — ADR	122,340	1,196,485
Delwinds Insurance Acquisition Corporation	52,374	530,025
DiamondHead Holdings Corporation	27,100	267,613
Dragoneer Growth Opportunities Corporation III Class A- ADR	48,392	472,790
E.Merge Technology Acquisition Corporation Class A	73,998	728,140
ECP Environmental Growth Opportunities Corporation Class A	117,559	1,159,132
Elliott Opportunity Corporation II — ADR	6,229	62,352
Elliott Opportunity Corporation II Class A — ADR	69,725	681,213
Enterprise 4.0 Technology Acquisition Corporation — ADR	10,183	102,543
Environmental Impact Acquisition Corporation Class A	36,636	363,429
Equity Distribution Acquisition Corporation Class A	195,973	1,924,455
ESGEN Acquisition Corporation — ADR	11,884	120,504
ESM Acquisition Corporation (b)	56,454	560,588
Eucrates Biomedical Acquisition Corporation — ADR	74	722
Eve Mobility Acquisition Corporation — ADR	3,800	38,038
ExcelFin Acquisition Corporation	10,246	102,972
Far Peak Acquisition Corporation Class A — ADR	134,003	1,348,070
Fifth Wall Acquisition Corporation III Class A — ADR	35,835	356,558
FinServ Acquisition Corporation II	32,164	317,137
FinServ Acquisition Corporation II Class A	5,353	51,871
FinTech Acquisition Corporation VI	15,784	157,051
FinTech Acquisition Corporation VI Class A	17,933	175,743
Fintech Evolution Acquisition Group — ADR	36,677	361,268
FirstMark Horizon Acquisition Corporation	14,900	151,980
FirstMark Horizon Acquisition Corporation Class A	17,878	176,813
Fortistar Sustainable Solutions Corporation	47,426	473,786
Fortress Capital Acquisition Corporation Class A — ADR	124,985	1,219,854
Fortress Value Acquisition Corporation III	6,883	68,211
Fortress Value Acquisition Corporation III Class A	23,950	233,992
Fortress Value Acquisition Corporation IV	16,404	161,087
Fortress Value Acquisition Corporation IV Class A	17,951	175,022
Frazier Lifesciences Acquisition Corporation — ADR	53,515	529,799
FTAC Athena Acquisition Corporation Class A — ADR	66,993	664,571
FTAC Emerald Acquisition Corporation	34,254	341,512
FTAC Hera Acquisition Corporation — ADR	37,333	371,837
FTAC Parnassus Acquisition Corporation Class A	18,087	176,348
FTAC Zeus Acquisition Corporation	6,870	68,700
Fusion Acquisition Corporation II	15,500	153,373

See Notes to Financial Statements.

WESTCHESTER EVENT-DRIVEN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Shares/Units	Value

SPECIAL PURPOSE ACQUISITION COMPANIES — continued
G Squared Ascend I, Inc. — ADR	89,566	$901,482
G Squared Ascend I, Inc. Class A — ADR	34,735	343,182
G Squared Ascend II, Inc. — ADR	13,094	130,809
Gesher I Acquisition Corporation — ADR	10,148	101,886
Goal Acquisitions Corporation (e)	276,246	2,679,586
Golden Falcon Acquisition Corporation Class A	125,274	1,225,180
Gores Holdings VIII, Inc. Class A	431	4,396
Gores Technology Partners II, Inc. Class A	3,902	38,630
Gores Technology Partners, Inc.	1,000	10,060
Gores Technology Partners, Inc. Class A	11,297	111,953
Graf Acquisition Corporation IV	16,558	163,924
Haymaker Acquisition Corporation III	28,814	284,970
Healthcare Assurance Acquisition Corporation Class A	35,375	345,614
Healthcare Services Acquisition Corporation Class A	128,000	1,249,280
Hennessy Capital Investment Corporation V	44,900	447,653
HH&L Acquisition Company — ADR	27,208	270,720
Highland Transcend Partners Corporation I — ADR	2	21
Highland Transcend Partners Corporation I Class A — ADR	19,998	198,380
Horizon Acquisition Corporation II Class A — ADR	34,518	339,312
Hudson Executive Investment Corporation II	54,000	534,060
Independence Holdings Corporation (b)	56,180	558,991
Independence Holdings Corporation Class A (b)	122,585	1,191,526
Infinite Acquisition Corporation — ADR	8,587	86,471
INSU Acquisition Corporation III	61,265	601,622
InterPrivate II Acquisition Corporation	55,833	552,188
InterPrivate III Financial Partners, Inc. Class A	55,830	553,275
InterPrivate IV InfraTech Partners, Inc.	55,833	549,955
ION Acquisition Corp 3 Ltd. Class A — ADR	34,731	339,669
Isleworth Healthcare Acquisition Corporation	18,841	185,395
Jack Creek Investment Corporation (b)	54,000	540,000
Jaws Hurricane Acquisition Corporation Class A	31,058	300,331
Jaws Juggernaut Acquisition Corporation — ADR	23,412	233,652
Jaws Juggernaut Acquisition Corporation Class A — ADR	9,496	93,346
Jaws Mustang Acquisition Corporation — ADR	25,000	250,750
Jaws Mustang Acquisition Corporation Class A — ADR	34,525	336,619
Kairos Acquisition Corporation — ADR (e)	129,553	1,281,279
Kensington Capital Acquisition Corporation V — ADR	65,314	659,671
Khosla Ventures Acquisition Company	32,820	318,354
Khosla Ventures Acquisition Company III Class A	48,573	474,072
Kismet Acquisition Three Corporation — ADR	7	69
Kismet Acquisition Three Corporation Class A — ADR	34,803	337,241
KKR Acquisition Holdings Corporation I	33,765	338,325
KL Acquisition Corporation Class A	159,999	1,563,190
KludeIn I Acquisition Corporation	20,000	200,800
L. Catterton Asia Acquisition Corporation Class A — ADR	34,839	337,938
Landcadia Holdings IV, Inc. Class A	34,481	334,466
LDH Growth Corporation I Class A- ADR	8,491	83,382
Lerer Hippeau Acquisition Corporation Class A	55,833	549,397
Lionheart Acquisition Corporation II Class A	34,191	340,542
Live Oak Crestview Climate Acquisition Corporation Class A	34,468	351,574
Live Oak Mobility Acquisition Corporation Class A	17,176	167,810
Longview Acquisition Corporation II Class A	43,845	431,435
M3-Brigade Acquisition Corporation II Class A	34,295	339,863
Macondray Capital Acquisition Corporation I — ADR	14,700	146,559
Magnum Opus Acquisition Ltd. Class A — ADR	34,149	338,758
Marlin Technology Corporation Class A — ADR (e)	174,681	1,704,887
Mason Industrial Technology, Inc.	53,675	532,456
Medicus Sciences Acquisition Corporation Class A — ADR	60,000	583,200
MedTech Acquisition Corporation Class A	35,584	351,570
Motive Capital Corporation Class A — ADR	67,597	665,154
Motive Capital Corporation II — ADR	87,973	877,091
The Music Acquisition Corporation	54,900	521,550

See Notes to Financial Statements.

WESTCHESTER EVENT-DRIVEN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Shares/Units	Value

SPECIAL PURPOSE ACQUISITION COMPANIES — continued
New Vista Acquisition Corporation — ADR	135,609	$1,357,446
Newbury Street Acquisition Corporation	57,099	565,280
Noble Rock Acquisition Corporation — ADR	95,531	936,204
Noble Rock Acquisition Corporation Class A — ADR	67,878	657,738
North Atlantic Acquisition Corporation — ADR	55,461	551,837
North Mountain Merger Corporation Class A	35,878	353,757
Northern Genesis Acquisition Corporation III Class A	34,695	337,291
Northern Star Investment Corporation II Class A	110,310	1,070,007
Novus Capital Corporation II	27,600	284,004
Omega Alpha SPAC Class A — ADR	113,424	1,108,152
One Equity Partners Open Water I Corporation	84,160	830,659
Pathfinder Acquisition Corporation Class A — ADR	55,510	538,447
Peridot Acquisition Corporation II — ADR	46,817	464,893
Peridot Acquisition Corporation II Class A — ADR	34,767	338,283
Pershing Square Tontine Holdings Ltd. Class A	44,373	875,036
Phoenix Biotech Acquisition Corporation	10,157	102,484
Pioneer Merger Corporation Class A — ADR	54,102	533,987
Pivotal Investment Corporation III	53,401	528,670
Plum Acquisition Corporation I — ADR	86,629	842,900
Pontem Corporation Class A — ADR	149,373	1,463,855
Post Holdings Partnering Corporation Class A	51,299	502,730
Prime Impact Acquisition I — ADR	13,873	138,730
Prime Impact Acquisition I Class A — ADR	108,775	1,070,346
Priveterra Acquisition Corporation	55,621	551,204
Progress Acquisition Corporation	6,042	60,360
PROOF Acquisition Corporation I	27,292	273,193
Property Solutions Acquisition Corporation II	28,061	277,523
Prospector Capital Corporation Class A — ADR	122,268	1,190,890
Pyrophyte Acquisition Corporation — ADR	13,726	138,633
Queen’s Gambit Growth Capital — ADR	32,232	326,510
Queen’s Gambit Growth Capital Class A — ADR	41,884	414,652
RedBall Acquisition Corporation Class A — ADR	72,625	720,440
Revolution Healthcare Acquisition Corporation Class A	71,827	697,440
RMG Acquisition Corporation III Class A	140,572	1,370,577
Rocket Internet Growth Opportunities Corporation — ADR	66,999	663,290
Ross Acquisition Corporation II — ADR	49,115	492,132
ScION Tech Growth I Class A- ADR (e)	368,025	3,591,924
ScION Tech Growth II (b)	56,000	554,960
SCP & CO Healthcare Acquisition Company	54,000	542,700
SCVX Corporation Class A — ADR	21,403	213,816
Semper Paratus Acquisition Corporation — ADR	13,800	138,966
Senior Connect Acquisition Corporation I Class A	50,288	489,805
Shelter Acquisition Corporation I	28,915	287,415
Shelter Acquisition Corporation I — Sponsor (d)(g)	4,016	—
Simon Property Group Acquisition Holdings, Inc.	54,720	541,454
Simon Property Group Acquisition Holdings, Inc. Class A	51,311	499,769
Slam Corporation — ADR	33,407	330,061
Slam Corporation Class A- ADR	2,573	25,087
Soar Technology Acquisition Corporation — ADR	6,722	65,203
Social Capital Hedosophia Holdings Corporation VI Class A (b)(j)	31,094	316,848
Spartan Acquisition Corporation III Class A	74,899	739,253
Sports Entertainment Acquisition Corporation Class A	14,990	148,701
Supernova Partners Acquisition Company III Ltd. Class A — ADR	101,332	983,934
Sustainable Development Acquisition I Corporation	50,000	499,500
SVF Investment Corporation Class A — ADR	28,817	289,323
SVF Investment Corporation 2 Class A — ADR	5,113	50,823
SVF Investment Corporation 3 Class A — ADR	4,064	40,640
Tailwind Acquisition Corporation Class A	73,616	724,381
Target Global Acquisition Corporation I — ADR	30,987	308,631
Thunder Bridge Capital Partners III, Inc. Class A	143,490	1,401,897
Tishman Speyer Innovation Corporation II Class A	107,875	1,051,781
TortoiseEcofin Acquisition Corporation III Class A — ADR	36,165	350,439

See Notes to Financial Statements.

WESTCHESTER EVENT-DRIVEN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Shares/Units	Value

SPECIAL PURPOSE ACQUISITION COMPANIES — continued
Trebia Acquisition Corporation Class A — ADR	65,972	$657,081
Tribe Capital Growth Corporation I	50,250	496,470
Twelve Seas Investment Company II	11,061	109,836
TZP Strategies Acquisition Corporation — ADR	30,925	306,158
USHG Acquisition Corporation Class A	34,183	354,478
VectoIQ Acquisition Corporation II Class A	116,520	1,134,905
Virgin Group Acquisition Corporation II Class A — ADR	134,394	1,326,469
Vy Global Growth Class A — ADR	129,873	1,274,054
Warbug Pincus Capital Corporation I Class A — ADR	17,306	169,599
Z-Work Acquisition Corporation Class A	32,327	314,542

TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES (Cost $127,388,186)		126,320,182

	Shares

PRIVATE INVESTMENTS IN PUBLIC EQUITY — 0.11% (a)
MarketWise, Inc.	12,707	95,811
Microvast Holdings, Inc. (d)(g)(l)	50,000	268,850

TOTAL PRIVATE INVESTMENTS IN PUBLIC EQUITY (Cost $627,070)		364,661

CLOSED-END FUNDS — 0.48%
Apollo Senior Floating Rate Fund, Inc.	11,127	179,256
BlackRock Floating Rate Income Strategies Fund, Inc.	9,611	129,076
First Trust Senior Floating Rate Income Fund II	5,810	70,069
Invesco Senior Income Trust	64,480	279,198
Nuveen New York AMT-Free Quality Municipal Income Fund	58,257	803,364
Saba Capital Income and Opportunity Fund	28,777	130,072

TOTAL CLOSED-END FUNDS (Cost $1,592,674)		1,591,035

PREFERRED STOCKS — 0.80%
Babcock & Wilcox Enterprises, Inc., 6.500%, 12/31/2026	11,979	297,079
Fossil Group, Inc., 7.000%, 11/30/2026	31,540	801,116
Freddie Mac, 8.375%, Series Z (a)(i)	537,348	1,542,189

TOTAL PREFERRED STOCKS (Cost $2,343,017)		2,640,384

CONTINGENT VALUE RIGHTS — 0.19% (a)
Alder Biopharmaceuticals, Inc. (f)	194,778	350,600
Ligand Pharmaceuticals (g)	113,683	14,216
Media General, Inc. (d)(e)(g)	42,852	—
Pan American Silver Corporation (b)	322,499	251,130

TOTAL CONTINGENT VALUE RIGHTS (Cost $209,293)		615,946

RIGHTS — 0.06% (a)(g)
Bristol-Myers Squibb Company	169,085	190,220

TOTAL RIGHTS (Cost $0)		190,220

WARRANTS — 0.54% (a)
Accelerate Acquisition Corporation Class A Expiration: December 2027, Exercise Price: $11.50	31,920	26,497
ACE Convergence Acquisition Corporation Class A Expiration: September 2027, Exercise Price: $11.50 (b)	40,149	26,498
Akazoo S.A. Expiration: December 2024, Exercise Price: $11.50 (b)(d)(g)	35,748	—
Apollo Strategic Growth Capital Class A Expiration: October 2027, Exercise Price: $11.50 (b)	21,519	27,544

See Notes to Financial Statements.

WESTCHESTER EVENT-DRIVEN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Shares	Value

WARRANTS — continued
Ardagh Metal Packaging S.A. Expiration: August 2026, Exercise Price: $11.50 (b)	5,119	$10,187
Arrowroot Acquisition Corporation Class A Expiration: March 2022, Exercise Price: $11.50	60,113	31,259
Austerlitz Acquisition Corporation I Expiration: February 2026, Exercise Price: $11.50 (b)	14,141	14,848
Avanti Acquisition Corporation Class A Expiration: December 2025, Exercise Price: $11.50 (b)	23,300	13,794
Berkshire Grey, Inc. Expiration: December 2026, Exercise Price: $11.50	8,388	7,549
BigBear A.I. Holdings, Inc. Expiration: December 2028, Exercise Price: $11.50	9,362	7,583
BuzzFeed, Inc. Expiration: December 2026, Exercise Price: $11.50	17,333	8,666
Cazoo Group Ltd. Expiration: August 2026, Exercise Price: $11.50 (b)	63,999	57,599
CC Neuberger Principal Holdings II Class A Expiration: July 2025, Exercise Price: $11.50 (b)	16,946	23,047
CEC Brands LLC Expiration: December 2025, Exercise Price: $21.88 (g)	45,120	135,360
CF Acquisition Corporation VI Expiration: February 2028, Exercise Price: $11.50	7,125	18,098
CHP Merger Corporation Class A Expiration: November 2024, Exercise Price: $11.50	47,149	22,632
Cohn Robbins Holdings Corporation Class A Expiration: August 2025, Exercise Price: $11.50 (b)	36,674	29,339
Conx Corporation Class A Expiration: October 2027, Exercise Price: $11.50	57,770	49,682
Decarbonization Plus Acquisition Corporation II Class A Expiration: October 2025, Exercise Price: $11.50	9,200	14,444
Deep Lake Capital Acquisition Corporation Class A Expiration: December 2027, Exercise Price: $11.50 (b)	61,170	37,919
E.Merge Technology Acquisition Corporation Class A Expiration: July 2025, Exercise Price: $11.50	24,666	13,813
Embark Technology, Inc. Expiration: December 2027, Exercise Price: $11.50	19,566	38,349
Enjoy Technology, Inc. Expiration: December 2025, Exercise Price: $11.50	33,184	14,601
Fortress Capital Acquisition Corporation Class A Expiration: December 2027, Exercise Price: $11.50 (b)	24,997	19,498
FTAC Athena Acquisition Corporation Class A Expiration: March 2026, Exercise Price: $11.50 (b)	16,321	18,116

See Notes to Financial Statements.

WESTCHESTER EVENT-DRIVEN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Shares	Value

WARRANTS — continued
GCM Grosvenor, Inc. Class A Expiration: November 2025, Exercise Price: $11.50	50,688	$76,032
Ginkgo Bioworks Holdings, Inc. Expiration: August 2026, Exercise Price: $11.50	11,400	25,536
Goal Acquisitions Corporation Expiration: January 2022, Exercise Price: $11.50	272,843	149,054
Golden Falcon Acquisition Corporation Class A Expiration: November 2026, Exercise Price: $11.50	62,637	39,474
Healthcare Services Acquisition Corporation Class A Expiration: December 2027, Exercise Price: $11.50	64,000	33,280
Highland Transcend Partners Corporation I Class A Expiration: December 2027, Exercise Price: $11.50 (b)	6,666	10,666
InterPrivate III Financial Partners, Inc. Expiration: December 2027, Exercise Price: $11.50	11,166	15,632
Isleworth Healthcare Acquisition Corporation Expiration: August 2027, Exercise Price: $11.50	3,538	1,760
Kaixin Auto Holdings Expiration: April 2024, Exercise Price: $11.50 (b)	48,712	4,379
KL Acquisition Corporation Class A Expiration: January 2028, Exercise Price: $11.50	53,333	28,266
Longview Acquisition Corporation II Class A Expiration: May 2026, Exercise Price: $11.50	8,769	7,453
Marlin Technology Corporation Class A Expiration: March 2026, Exercise Price: $11.50 (b)	58,227	40,171
Medicus Sciences Acquisition Corporation Class A Expiration: December 2027, Exercise Price: $11.50 (b)	6,666	4,867
Moneylion, Inc. Expiration: September 2026, Exercise Price: $11.50	53,893	33,414
Motive Capital Corporation Class A Expiration: December 2025, Exercise Price: $11.50 (b)	16,762	17,097
Pathfinder Acquisition Corporation Class A Expiration: December 2027, Exercise Price: $11.50 (b)	11,102	6,300
Pear Therapeutics, Inc. Expiration: December 2026, Exercise Price: $11.50	36,173	21,707
Pioneer Merger Corporation Class A Expiration: December 2027, Exercise Price: $11.50 (b)	18,034	11,722
Pontem Corporation Class A Expiration: December 2027, Exercise Price: $11.50 (b)	49,791	44,300
Prospector Capital Corporation Class A Expiration: January 2025, Exercise Price: $11.50 (b)	40,756	25,269
Quantum-SI, Inc. Expiration: September 2027, Exercise Price: $11.50	17,647	30,882

See Notes to Financial Statements.

WESTCHESTER EVENT-DRIVEN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Shares	Value

WARRANTS — continued
Reebonz Holdings Ltd. Expiration: December 2023, Exercise Price: $92.00 (b)(d)(g)	23,859	$—
RMG Acquisition Corporation III Class A Expiration: December 2027, Exercise Price: $11.50 (b)	20,895	18,367
ScION Tech Growth I Expiration: November 2025, Exercise Price: $11.50 (b)	122,675	69,974
SCVX Corporation Class A Expiration: January 2025, Exercise Price: $11.50 (b)	10,701	3,637
Senior Connect Acquisition Corporation I Class A Expiration: December 2027, Exercise Price: $11.50	25,144	13,201
Shapeways Holdings, Inc. Expiration: October 2026, Exercise Price: $11.50	126,337	64,685
Sharecare, Inc. Expiration: July 2026, Exercise Price: $11.50	3,209	1,993
Spartan Acquisition Corporation III Class A Expiration: February 2026, Exercise Price: $11.50	14,037	20,213
Supernova Partners Acquisition Company III Ltd. Class A Expiration: March 2027, Exercise Price: $11.50 (b)	13,363	12,028
Talkspace, Inc. Expiration: June 2025, Exercise Price: $11.50	55,361	12,849
Thunder Bridge Capital Partners III, Inc. Class A Expiration: February 2028, Exercise Price: $11.50	28,698	23,825
Tishman Speyer Innovation Corporation II Class A Expiration: December 2027, Exercise Price: $11.50	21,575	16,636
Trebia Acquisition Corporation Class A Expiration: December 2025, Exercise Price: $11.50 (b)	40,315	46,362
Tuscan Holdings Corporation II Expiration: July 2025, Exercise Price: $11.50	48,478	20,361
VectoIQ Acquisition Corporation II Class A Expiration: December 2027, Exercise Price: $11.50	23,304	20,272
Virgin Group Acquisition Corporation II Class A Expiration: March 2026, Exercise Price: $11.50 (b)	20,136	16,914
Virgin Orbit Holdings, Inc. Expiration: March 2027, Exercise Price: $11.50	20,389	28,545
Wejo Group Ltd. Expiration: November 2026, Exercise Price: $11.50 (b)	34,373	37,810
WeWork Companies, Inc. Expiration: October 2026, Exercise Price: $11.50	11,184	22,336
Whole Earth Brands, Inc. Expiration: June 2025, Exercise Price: $11.50	30,942	36,202

TOTAL WARRANTS (Cost $4,565,631)		1,780,393

See Notes to Financial Statements.

WESTCHESTER EVENT-DRIVEN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Principal Amount	Value
BANK LOANS — 3.59%
Claire’s Stores, Inc. 6.587% (1 Month U.S. LIBOR + 6.500%), 12/18/2026 (f)(i)	$257,415	$255,592
Heritage Power LLC 7.000% (1 Month U.S. LIBOR + 6.000%), 8/2/2026 (f)(i)	3,413,469	2,737,193
Mallinckrodt International Finance S.A. 4.250% (3 Month U.S. LIBOR + 2.750%), 2/28/2022 (f)(i)(k)	2,867,422	2,678,430
RentPath LLC 8.000% (3 Month U.S. LIBOR + 4.750%), 12/17/2021 (g)(i)(k)	173,091	1,731
Syniverse Holdings, Inc. 6.000% (3 Month U.S. LIBOR + 5.000%), 3/9/2023 (f)(i)	5,094,592	5,058,522
Watts Guerra LLP 8.000%, 12/31/2022 (g)	1,183,461	1,180,502

TOTAL BANK LOANS (Cost $12,804,071)		11,911,970

CONVERTIBLE BONDS — 0.09% (b)(f)
Teekay Corporation 5.000%, 1/15/2023	313,000	310,708

TOTAL CONVERTIBLE BONDS (Cost $313,000)		310,708

CORPORATE BONDS — 14.66% (f)
Allen Media LLC/Allen Media Co-Issuer, Inc. 10.500%, 2/15/2028 (h)	3,724,000	3,885,268
Bombardier, Inc. 7.875%, 4/15/2027 (b)(e)(h)	1,474,000	1,528,685
Cengage Learning, Inc. 9.500%, 6/15/2024 (h)	2,907,000	2,925,169
Civitas Resources, Inc. 7.500%, 4/30/2026 (e)	2,956,000	2,970,780
Connect Finco SARL/Connect U.S. Finco LLC 6.750%, 10/1/2026 (b)(h)	3,335,000	3,505,919
Forterra Finance LLC/FRTA Finance Corporation 6.500%, 7/15/2025 (h)	1,299,000	1,378,628
The Fresh Market, Inc. 9.750%, 5/1/2023 (e)(h)	5,251,000	5,401,966
Genesis Energy LP/Genesis Energy Finance Corporation 5.625%, 6/15/2024 (e)	3,324,000	3,290,760
Getty Images, Inc. 9.750%, 3/1/2027 (h)	4,392,000	4,652,226
GrubHub Holdings, Inc. 5.500%, 7/1/2027 (h)	684,000	679,212
Mallinckrodt International Finance S.A./Mallinckrodt CB LLC 10.000%, 4/15/2025 (b)(h)(k)	2,837,000	3,007,887
TreeHouse Foods, Inc. 4.000%, 9/1/2028	1,111,000	1,066,560
Vector Group Ltd. 10.500%, 11/1/2026 (h)	2,791,000	2,892,174
VistaJet Malta Finance plc/XO Management Holding, Inc. 10.500%, 6/1/2024 (b)(e)(h)	2,989,000	3,198,230
WeWork Companies, Inc. 7.875%, 5/1/2025 (e)(h)	7,948,000	7,597,414
WeWork Companies, Inc./WW Co-Obligor, Inc. 5.000%, 7/10/2025 (h)	732,000	635,464

TOTAL CORPORATE BONDS (Cost $48,339,936)		48,616,342

See Notes to Financial Statements.

WESTCHESTER EVENT-DRIVEN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Contracts (100 shares per contract)	Notional Amount	Value
PURCHASED PUT OPTIONS — 0.22% (a)
AT&T, Inc.
Expiration: January 2022, Exercise Price: $21.00	564	$1,387,440	$2,820
Expiration: February 2022, Exercise Price: $19.00	373	917,580	3,730
Bayer AG Expiration: March 2022, Exercise Price: EUR 44.00 (b)	760	3,572,000	92,583
Daimler AG Expiration: March 2022, Exercise Price: EUR 68.00 (b)	168	1,135,512	11,476
Dell Technologies, Inc. Class C Expiration: January 2022, Exercise Price: $45.00	543	3,050,031	2,986
Deutsche Telekom AG
Expiration: January 2022, Exercise Price: EUR 16.00 (b)	6,085	9,918,550	131,627
Expiration: January 2022, Exercise Price: EUR 16.00 (b)	446	726,980	9,648
Expiration: February 2022, Exercise Price: EUR 15.60 (b)	446	726,980	12,186
DuPont de Nemours, Inc. Expiration: January 2022, Exercise Price: $72.50	184	1,486,352	4,232
GlaxoSmithKline plc Expiration: January 2022, Exercise Price: $37.00	426	1,878,660	8,520
The Hartford Financial Services Group, Inc. Expiration: March 2022, Exercise Price: $55.00	1,149	7,932,696	40,215
Koninklijke KPN N.V. Expiration: January 2022, Exercise Price: EUR 2.50 (b)	4,243	1,158,339	4,831
SPDR S&P 500 ETF Trust
Expiration: January 2022, Exercise Price: $465.00	107	5,082,072	29,746
Expiration: January 2022, Exercise Price: $470.00	76	3,609,696	28,614
Expiration: January 2022, Exercise Price: $470.00	31	1,472,376	15,531
Valvoline, Inc.
Expiration: January 2022, Exercise Price: $30.00	3,094	11,537,526	46,410
Expiration: February 2022, Exercise Price: $30.00	235	876,315	3,525
Vivendi S.E. Expiration: February 2022, Exercise Price: EUR 10.00 (b)	4,096	4,870,144	27,980
Vodafone Group plc Expiration: January 2022, Exercise Price: $15.00	2,937	4,384,941	93,984
Zimmer Biomet Holdings, Inc. Expiration: January 2022, Exercise Price: $125.00	650	8,257,600	152,750

TOTAL PURCHASED OPTIONS (Cost $1,401,921)			723,394

See Notes to Financial Statements.

WESTCHESTER EVENT-DRIVEN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Shares	Value
ESCROW NOTES — 2.74% (a)
Altaba, Inc. (f)	1,529,223	$9,106,523
AMR Corporation (g)	28,850	577

TOTAL ESCROW NOTES (Cost $7,169,197)		9,107,100

SHORT-TERM INVESTMENTS — 1.73%
MONEY MARKET FUNDS — 1.73% (c)(e)(m)
Fidelity Institutional Government Portfolio, Institutional Share Class, 0.01%	302,637	302,637
Goldman Sachs Financial Square Government Fund, Institutional Share Class, 0.03%	5,448,445	5,448,446

TOTAL SHORT-TERM INVESTMENTS (Cost $5,751,083)		5,751,083

TOTAL LONG INVESTMENTS (Cost $306,750,919) — 92.39%		306,466,380

SHORT INVESTMENTS — (8.97)%
COMMON STOCKS — (8.97)%
BANKS — (0.31)%
M&T Bank Corporation	(6,734)	(1,034,208)

FINANCIAL EXCHANGES & DATA — (6.79)%
S&P Global, Inc.	(47,758)	(22,538,433)

HOTELS, RESTAURANTS & LEISURE — (0.18)%
Scientific Games Corporation	(8,726)	(583,159)

INSURANCE — (0.88)%
Aon plc	(9,765)	(2,934,968)

INTEGRATED OIL & GAS — (0.08)%
BP plc — ADR	(9,490)	(252,719)

METALS & MINING — (0.07)%
BHP Group Ltd. — ADR	(3,591)	(216,717)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — (0.37)%
MKS Instruments, Inc.	(6,984)	(1,216,403)

SOFTWARE — (0.29)%
NortonLifeLock, Inc.	(37,323)	(969,651)

TOTAL COMMON STOCKS (Proceeds $29,780,189)		(29,746,258)

TOTAL SHORT INVESTMENTS (Proceeds $29,780,189) — (8.97)%		(29,746,258)

TOTAL NET INVESTMENTS
(Cost $276,970,730) — 83.42%		276,720,122
OTHER ASSETS IN EXCESS OF LIABILITIES — 16.58%		54,987,235

TOTAL NET ASSETS — 100.00%		$331,707,357

ADR – American Depository Receipt

ETF – Exchange-Traded Fund

EUR – Euro

LIBOR – London Interbank Offered Rate

plc – Public Limited Company

REIT – Real Estate Investment Trust

(a)	Non-income producing security.
(b)	Foreign security.
(c)	The rate quoted is the annualized seven-day yield as of December 31, 2021.
(d)	Security fair valued by the Valuation Committee in good faith in accordance with the policies adopted by the Board of Trustees.
(e)	All or a portion of the shares have been committed as collateral for open securities sold short, written option contracts, swap contracts, and forward currency exchange contracts.
(f)	Level 2 Security. Please see Note 2 in the Notes to the Financial Statements for more information.
(g)	Level 3 Security. Please see Note 2 in the Notes to the Financial Statements for more information.

See Notes to Financial Statements.

WESTCHESTER EVENT-DRIVEN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

(h)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. As of December 31, 2021, these securities represent 12.45% of total net assets.

(i)	The coupon rate shown on variable rate securities represents the rate as of December 31, 2021.
(j)	This security is held in connection with a written option contract.
(k)	Default or other conditions exist and the security is not presently accruing income.
(l)

Restricted security. The Fund may own investment securities that have other legal or contractual limitations, and thus are restricted as to resale. These securities are valued in accordance with the Fund’s pricing procedures (please see Note 2 in the Notes to the Financial Statements for more information). As of December 31, 2021, these common stocks had a cost of $500,000 and their market value represented 0.08% of total net assets.

(m)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S Bank Global Fund Services.

See Notes to Financial Statements.

WESTCHESTER EVENT-DRIVEN FUND

SCHEDULE OF INVESTMENTS (Continued)

OPEN WRITTEN OPTIONS

DECEMBER 31, 2021

	Contracts (100 shares per contract)	Notional Amount	Value

WRITTEN CALL OPTIONS
Arena Pharmaceuticals, Inc. Expiration: January 2022, Exercise Price: $100.00	(2)	$(18,588)	$(20)
Expiration: March 2022, Exercise Price: $95.00	(76)	(706,344)	(19,000)
AT&T, Inc. Expiration: January 2022, Exercise Price: $25.00	(564)	(1,387,440)	(11,844)
Expiration: February 2022, Exercise Price: $23.00	(373)	(917,580)	(62,850)
Cerner Corporation Expiration: January 2022, Exercise Price: $95.00	(123)	(1,142,301)	(3,075)
Expiration: February 2022, Exercise Price: $95.00	(222)	(2,061,714)	(6,660)
Daimler AG Expiration: March 2022, Exercise Price: EUR 80.00 (a)	(168)	(1,135,512)	(115,717)
Dell Technologies, Inc. Class C Expiration: January 2022, Exercise Price: $52.50	(522)	(2,932,074)	(198,360)
Deutsche Telekom AG Expiration: February 2022, Exercise Price: EUR 16.60 (a)	(446)	(726,980)	(16,756)
DuPont de Nemours, Inc. Expiration: January 2022, Exercise Price: $77.50	(184)	(1,486,352)	(71,760)
Five9, Inc. Expiration: January 2022, Exercise Price: $140.00	(34)	(466,888)	(16,660)
GlaxoSmithKline plc Expiration: January 2022, Exercise Price: $41.00	(426)	(1,878,660)	(150,165)
The Hartford Financial Services Group, Inc. Expiration: March 2022, Exercise Price: $65.00	(1,149)	(7,932,696)	(642,291)
Koninklijke KPN N.V. Expiration: January 2022, Exercise Price: EUR 2.75 (a)	(4,243)	(1,158,339)	(19,323)
NortonLifeLock, Inc. Expiration: January 2022, Exercise Price: $32.00	(167)	(433,866)	(835)
Social Capital Hedosophia Holdings Corporation VI Class A Expiration: January 2022, Exercise Price: $10.00	(311)	(316,909)	(7,464)
SPDR S&P 500 ETF Trust Expiration: January 2022, Exercise Price: $480.00	(72)	(3,419,712)	(21,708)
Valvoline, Inc. Expiration: January 2022, Exercise Price: $35.00	(3,094)	(11,537,526)	(765,765)
Expiration: February 2022, Exercise Price: $35.00	(235)	(876,315)	(71,088)

See Notes to Financial Statements.

WESTCHESTER EVENT-DRIVEN FUND

SCHEDULE OF INVESTMENTS (Continued)

OPEN WRITTEN OPTIONS

DECEMBER 31, 2021

	Contracts (100 shares per contract)	Notional Amount	Value

WRITTEN CALL OPTIONS — continued
Vivendi S.E. Expiration: February 2022, Exercise Price: EUR 11.00 (a)	(4,096)	$(4,870,144)	$(503,635)
Vodafone Group plc Expiration: January 2022, Exercise Price: $17.00	(2,934)	(4,380,462)	(2,934)
Vonage Holdings Corporation Expiration: January 2022, Exercise Price: $21.00	(46)	(95,634)	(230)
Zimmer Biomet Holdings, Inc. Expiration: January 2022, Exercise Price: $135.00	(524)	(6,656,896)	(45,850)
Expiration: January 2022, Exercise Price: $140.00	(126)	(1,600,704)	(4,158)

			(2,758,148)

WRITTEN PUT OPTIONS
Bayer AG Expiration: March 2022, Exercise Price: EUR 50.00 (a)	(760)	(3,572,000)	(350,430)
SPDR S&P 500 ETF Trust Expiration: January 2022, Exercise Price: $450.00	(107)	(5,082,072)	(13,321)
Expiration: January 2022, Exercise Price: $455.00	(34)	(1,614,864)	(8,126)

			(371,877)

TOTAL OPTIONS WRITTEN (Premiums received $3,313,654)			$(3,130,025)

ETF – Exchange-Traded Fund

EURO – Euro

(a)	Foreign Security.

See Notes to Financial Statements.

WESTCHESTER EVENT-DRIVEN FUND

SCHEDULE OF INVESTMENTS (Continued)

FORWARD CURRENCY EXCHANGE CONTRACTS

DECEMBER 31, 2021

Settlement Date	Counterparty	Currency to be Delivered		USD Value at December 31, 2021	Currency to be Received		USD Value at December 31, 2021	Unrealized Appreciation (Depreciation)*
1/5/2022	JPM	6,185,582	AUD	$4,500,377	4,592,869	USD	$4,592,869	$92,492
1/5/2022	JPM	4,411,475	USD	4,411,475	6,185,582	AUD	4,500,377	88,902
4/8/2022	GS	2,709,237	AUD	1,971,662	1,935,197	USD	1,935,197	(36,465)
4/11/2022	JPM	1,922,649	AUD	1,399,234	1,412,684	USD	1,412,684	13,450
4/11/2022	GS	1,033,558	AUD	752,186	739,931	USD	739,931	(12,255)
1/12/2022	JPM	1,461,665	CAD	1,155,501	1,143,805	USD	1,143,805	(11,696)
5/20/2022	JPM	5,487,591	CAD	4,335,590	4,356,037	USD	4,356,037	20,447
1/6/2022	JPM	312,305	EUR	355,600	363,303	USD	363,303	7,703
1/6/2022	JPM	353,884	USD	353,884	312,305	EUR	355,600	1,716
1/12/2022	JPM	4,505,600	EUR	5,130,859	5,231,195	USD	5,231,195	100,336
1/13/2022	JPM	1,814,700	EUR	2,066,576	2,108,420	USD	2,108,420	41,844
1/14/2022	JPM	4,198,578	EUR	4,781,431	4,767,693	USD	4,767,693	(13,738)
1/14/2022	GS	249,375	EUR	283,994	282,666	USD	282,666	(1,328)
1/27/2022	JPM	1,429,999	EUR	1,628,959	1,612,007	USD	1,612,007	(16,952)
1/28/2022	JPM	3,321,600	EUR	3,783,825	3,764,315	USD	3,764,315	(19,510)
1/28/2022	JPM	3,748,641	USD	3,748,641	3,321,600	EUR	3,783,825	35,184
2/11/2022	GS	5,287,126	EUR	6,024,480	5,967,949	USD	5,967,949	(56,531)
2/24/2022	JPM	12,712,800	EUR	14,489,296	14,395,888	USD	14,395,888	(93,408)
4/5/2022	JPM	1,344,000	EUR	1,533,299	1,523,862	USD	1,523,862	(9,437)
4/7/2022	JPM	3,946,800	EUR	4,502,951	4,466,997	USD	4,466,997	(35,954)
6/24/2022	GS	65,575	EUR	74,980	75,190	USD	75,190	210
7/13/2022	JPM	357,830	EUR	409,421	407,526	USD	407,526	(1,895)
2/10/2022	JPM	316,552	GBP	428,409	423,975	USD	423,975	(4,434)
3/11/2022	JPM	123,595	GBP	167,240	171,207	USD	171,207	3,967
3/22/2022	GS	251,597	GBP	340,425	344,167	USD	344,167	3,742
4/20/2022	GS	5,678,136	GBP	7,681,195	7,775,826	USD	7,775,826	94,631
4/20/2022	GS	307,328	USD	307,328	228,824	GBP	309,546	2,218
1/13/2022	JPM	1,157,533	HKD	148,451	148,423	USD	148,423	(28)
1/13/2022	JPM	50,666	USD	50,666	395,082	HKD	50,669	3
1/12/2022	JPM	335,010,324	JPY	2,912,635	3,023,811	USD	3,023,811	111,176
3/25/2022	JPM	155,523,200	JPY	1,353,048	1,364,493	USD	1,364,493	11,445
2/16/2022	JPM	9,121,055	SEK	1,009,756	997,440	USD	997,440	(12,316)

				$82,093,374			$82,396,893	$303,519

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

GBP – British Pound

GS – Goldman, Sachs & Co.

HKD – Hong Kong Dollar

JPM – JPMorgan Chase & Co., Inc.

JPY – Japanese Yen

SEK – Swedish Krona

USD – U.S. Dollar

*	Net unrealized appreciation (depreciation) is a receivable (payable).

See Notes to Financial Statements.

WESTCHESTER EVENT-DRIVEN FUND

SCHEDULE OF INVESTMENTS (Continued)

OPEN SWAP CONTRACTS*

DECEMBER 31, 2021

Counterparty	Security	Termination Date	Pay/Receive on Financing Rate	Financing Rate	Payment Frequency	Shares	Notional Amount		Unrealized Appreciation (Depreciation)**
LONG TOTAL RETURN SWAP CONTRACTS
BAML	Aerojet Rocketdyne Holdings, Inc.	12/8/2022	Pay	0.820% (0.750% + Overnight Banking Rate)	Monthly	52,500	$2,408,175		$46,396
GS	Afterpay Ltd.	9/3/2022	Pay	0.660% (0.610% + SOFR)	Monthly	6,556	623,583		(227,745)
JPM	Ausnet Services	12/2/2022	Pay	0.620% (0.550% + Overnight Banking Rate)	Quarterly	725,528	1,374,012		(17,825)
GS	Ausnet Services	1/9/2023	Pay	0.660% (0.610% + SOFR)	Monthly	390,022	704,337		24,770
GS	Avast plc	9/11/2022	Pay	0.660% (0.610% + SOFR)	Monthly	1,236,660	9,886,734		274,847
JPM	Bayer AG	9/20/2022	Pay	0.620% (0.550% + Overnight Banking Rate)	Quarterly	75,900	4,618,348		(558,338)
GS	BHP Group Ltd. — ADR	12/1/2022	Pay	0.660% (0.610% + SOFR)	Monthly	184,239	9,689,129		1,320,660
JPM	BlackRock Floating Rate Income Strategies Fund, Inc.	1/22/2022	Pay	0.450% (0.380% + Overnight Banking Rate)	Quarterly	73,288	882,177		101,894
JPM	Blue Prism Group plc	11/27/2022	Pay	0.520% (0.450% + Overnight Banking Rate)	Quarterly	28,138	421,412		59,512
GS	BP Midstream Partners LP	1/21/2023	Pay	1.060% (1.010% + SOFR)	Monthly	16,495	249,497		2,811
BAML	Bristol-Myers Squibb Company(2)	3/2/2022	Pay	0.000%(1)	Monthly	25,034	—	(1)	28,163
BAML	Brookfield Property REIT, Inc., 6.25%, Series A	12/8/2022	Pay	0.820% (0.750% + Overnight Banking Rate)	Monthly	3,878	97,338		3,942
BAML	Cazoo Group Ltd.	12/24/2022	Receive	(12.930)% ((13.000)% + Overnight Banking Rate)	Monthly	26,139	228,716		(70,852)
GS	Cazoo Group Ltd.	12/26/2022	Receive	(12.840)% ((12.890)% + SOFR)	Monthly	70,422	576,839		(149,725)
GS	Cerner Corporation	1/23/2023	Pay	0.660% (0.610% + SOFR)	Monthly	71,154	6,534,783		72,690
BAML	CNP Assurances	12/8/2022	Pay	0.570% (0.500% + Overnight Banking Rate)	Monthly	82,863	2,068,071		(16,386)
GS	Coherent, Inc.	2/27/2022	Pay	0.660% (0.610% + SOFR)	Monthly	59,018	15,018,824		709,119
BAML	Cominar Real Estate Investment Trust	12/29/2022	Pay	1.104% (1.000% + 1 Month U.S. LIBOR)	Monthly	124,577	1,125,489		25,406
GS	CyrusOne, Inc.	1/14/2023	Pay	0.660% (0.610% + SOFR)	Monthly	125,077	11,211,855		7,837
JPM	Daimler AG	1/10/2023	Pay	0.620% (0.550% + Overnight Banking Rate)	Quarterly	16,800	1,016,969		275,511
JPM	Daimler Truck Holding AG	1/10/2023	Pay	0.620% (0.550% + Overnight Banking Rate)	Quarterly	8,400	508,484		(199,832)
GS	Dell Technologies, Inc. Class C	1/17/2022	Pay	0.660% (0.610% + SOFR)	Monthly	44,282	3,308,308		(821,567)
JPM	Deutsche Industrie REIT AG	12/2/2022	Pay	0.620% (0.550% + Overnight Banking Rate)	Quarterly	19,630	516,807		(11,878)
JPM	Deutsche Telekom AG	3/8/2022	Pay	0.620% (0.550% + Overnight Banking Rate)	Quarterly	697,716	14,970,503		(2,027,014)
GS	Entain plc	11/14/2022	Pay	0.660% (0.610% + SOFR)	Monthly	12,273	343,281		(63,760)
JPM	First Trust Senior Floating Rate Income Fund II	9/19/2022	Pay	0.870% (0.800% + Overnight Banking Rate)	Quarterly	12,108	148,928		(2,967)
GS	The Hartford Financial Services Group, Inc.	4/29/2022	Pay	0.660% (0.610% + SOFR)	Monthly	72,217	4,763,433		221,343
JPM	Hitachi Metals Ltd.	9/11/2022	Pay	0.620% (0.550% + Overnight Banking Rate)	Quarterly	153,604	2,958,866		(114,127)
GS	IHS Markit Ltd.	4/29/2022	Pay	0.660% (0.610% + SOFR)	Monthly	165,767	17,360,316		4,668,803
BAML	InterTrust N.V.	1/1/2023	Pay	0.520% (0.450% + Overnight Banking Rate)	Monthly	16,265	345,935		16,981
JPM	Invesco Dynamic Contra	12/2/2022	Pay	0.570% (0.500% + Overnight Banking Rate)	Quarterly	42,599	501,092		29,131

See Notes to Financial Statements.

WESTCHESTER EVENT-DRIVEN FUND

SCHEDULE OF INVESTMENTS (Continued)

OPEN SWAP CONTRACTS*

DECEMBER 31, 2021

Counterparty	Security	Termination Date	Pay/Receive on Financing Rate	Financing Rate	Payment Frequency	Shares	Notional Amount	Unrealized Appreciation (Depreciation)**
LONG TOTAL RETURN SWAP CONTRACTS — continued
GS	Invesco Dynamic Contra	1/9/2023	Pay	1.204% (1.010% + SOFR)	Monthly	12,199	$127,056	$24,770
JPM	Invesco Senior Income Trust	1/22/2022	Pay	0.450% (0.380% + Overnight Banking Rate)	Quarterly	207,181	803,061	93,862
JPM	Koninklijke KPN N.V.	6/13/2022	Pay	0.620% (0.550% + Overnight Banking Rate)	Quarterly	529,629	1,732,317	(86,685)
JPM	Lundin Energy AB	1/27/2023	Pay	0.620% (0.550% + Overnight Banking Rate)	Quarterly	11,424	409,952	279
GS	Meggit plc	9/10/2022	Pay	0.860% (0.810% + SOFR)	Monthly	681,164	7,167,521	(365,111)
JPM	Nuance Communications, Inc.	8/9/2022	Pay	0.450% (0.380% + Overnight Banking Rate)	Quarterly	296,857	16,243,397	175,276
GS	Nuance Communications, Inc.	1/30/2023	Pay	0.660% (0.610% + SOFR)	Monthly	24,159	1,336,476	—
JPM	Nuveen New York AMT-Free Quality Municipal Income Fund	9/19/2022	Pay	0.450% (0.380% + Overnight Banking Rate)	Quarterly	85,021	1,216,651	(44,470)
JPM	Royal Dutch Shell plc ADR Class B	9/19/2022	Pay	0.450% (0.380% + Overnight Banking Rate)	Quarterly	40,950	1,543,406	231,449
GS	Saba Capital Income and Opportunity Fund	1/22/2022	Pay	1.260% (1.210% + SOFR)	Monthly	57,593	258,566	1,648
JPM	Saba Capital Income and Opportunity Fund	1/24/2022	Pay	0.450% (0.380% + Overnight Banking Rate)	Quarterly	19,125	86,032	395
GS	Siltronic AG (tender line)	4/2/2022	Pay	0.660% (0.610% + SOFR)	Monthly	32,778	5,338,291	(92,547)
GS	Siltronic AG	5/7/2022	Pay	0.660% (0.610% + SOFR)	Monthly	5,246	878,380	(33,742)
JPM	SLM Corporation, 4.311%, Series B	9/19/2022	Pay	0.450% (0.380% + Overnight Banking Rate)	Quarterly	35,769	2,164,490	(72,464)
JPM	Soho China Ltd.	7/22/2022	Pay	0.620% (0.550% + Overnight Banking Rate)	Quarterly	250,350	145,004	(89,857)
JPM	Suez	1/18/2022	Pay	0.620% (0.550% + Overnight Banking Rate)	Quarterly	221,454	4,966,507	26,632
GS	Suez	12/17/2022	Pay	0.660% (0.610% + SOFR)	Monthly	12,563	280,080	3,200
GS	Swedish Orphan Biovitrum A.B.	1/3/2023	Pay	0.660% (0.610% + SOFR)	Monthly	38,813	1,056,249	(261,425)
GS	Sydney Airport	12/29/2022	Pay	0.660% (0.610% + SOFR)	Monthly	309,627	1,875,003	79,935
JPM	Toshiba Corporation	5/16/2022	Pay	0.620% (0.550% + Overnight Banking Rate)	Quarterly	29,344	1,263,775	(57,529)
JPM	Ultra Electronics Holdings plc	9/16/2022	Pay	0.520% (0.450% + Overnight Banking Rate)	Quarterly	3,515	162,999	(11,744)
GS	Uniper S.E.	12/12/2022	Pay	0.660% (0.610% + SOFR)	Monthly	1,532	66,349	6,543
GS	Vifore Pharma AG	1/15/2023	Pay	0.660% (0.610% + SOFR)	Monthly	11,444	1,960,814	76,496
JPM	Vivendi SA	11/13/2022	Pay	0.620% (0.550% + Overnight Banking Rate)	Quarterly	409,600	5,232,175	310,941
GS	Vodafone Group plc	4/22/2022	Pay	0.660% (0.610% + SOFR)	Monthly	471,600	8,066,343	(1,026,964)
GS	Vonage Holdings Corporation	1/21/2023	Pay	0.660% (0.610% + SOFR)	Monthly	388,902	8,046,382	37,563
GS	Willis Towers Watson plc	7/2/2022	Pay	0.660% (0.610% + SOFR)	Monthly	14,842	3,512,498	11,566
JPM	Xilinx, Inc.	1/4/2022	Pay	0.450% (0.380% + Overnight Banking Rate)	Quarterly	22,937	3,392,612	1,469,999
BAML	Xilinx, Inc.	12/8/2022	Pay	0.820% (0.750% + Overnight Banking Rate)	Monthly	59,866	11,884,000	807,764

See Notes to Financial Statements.

WESTCHESTER EVENT-DRIVEN FUND

SCHEDULE OF INVESTMENTS (Continued)

OPEN SWAP CONTRACTS*

DECEMBER 31, 2021

Counterparty	Security	Termination Date	Pay/Receive on Financing Rate	Financing Rate	Payment Frequency	Shares	Notional Amount	Unrealized Appreciation (Depreciation)**
SHORT TOTAL RETURN SWAP CONTRACTS
GS	Advanced Micro Devices, Inc.	1/10/2023	Pay	(0.300)% ((0.350)% + SOFR)	Monthly	(167,809)	$(23,443,902)	$(706,106)
JPM	Aker BP ASA	1/27/2023	Pay	(0.430)% ((0.500)% + Overnight Banking Rate)	Quarterly	(10,864)	(336,834)	1,778
JPM	American Airlines Group, Inc.	9/19/2022	Pay	(0.530)% ((0.600)% + Overnight Banking Rate)	Quarterly	(194)	(3,634)	148
BAML	Apollo Global Management, Inc.	1/10/2023	Pay	(0.330)% ((0.400)% + Overnight Banking Rate)	Monthly	(87,213)	(6,078,980)	(238,192)
GS	Apollo Global Management, Inc.	1/10/2023	Pay	(0.300)% ((0.350)% + SOFR)	Monthly	(71,118)	(4,953,369)	(198,219)
GS	BHP Group Ltd.	10/3/2022	Pay	(0.700)% ((0.750)% + SOFR)	Monthly	(114,589)	(3,465,145)	4,540
JPM	BHP Group Ltd.	10/3/2022	Pay	(0.580)% ((0.650)% + Overnight Banking Rate)	Quarterly	(57,046)	(1,757,652)	34,768
GS	BHP Group Ltd. — ADR	9/18/2022	Pay	(0.902)% ((0.952)% + SOFR)	Monthly	(148,437)	(8,971,554)	10,708
BAML	Block, Inc.	1/10/2023	Pay	(0.330)% ((0.400)% + Overnight Banking Rate)	Monthly	(855)	(155,029)	16,929
JPM	CTP N.V.	12/2/2022	Pay	(0.330)% ((0.400)% + Overnight Banking Rate)	Quarterly	(24,560)	(528,024)	5,062
GS	II-VI, Inc.	5/12/2022	Pay	(0.300)% ((0.350)% + SOFR)	Monthly	(56,261)	(4,205,421)	360,720
BAML	Pan American Silver Corporation	12/8/2022	Pay	(0.330)% ((0.400)% + Overnight Banking Rate)	Monthly	(16,028)	(416,568)	16,326
JPM	Royal Dutch Shell plc ADR Class A	9/19/2022	Pay	(0.530)% ((0.600)% + Overnight Banking Rate)	Quarterly	(102,668)	(3,936,291)	(520,484)
GS	Square, Inc.	11/28/2022	Pay	(0.300)% ((0.350)% + SOFR)	Monthly	(13,219)	(3,454,521)	1,319,295

								$4,930,853

BAML– Bank of America Merrill Lynch & Co., Inc.
GS– Goldman, Sachs & Co.
JPM– JPMorgan Chase & Co., Inc.
LIBOR– London Interbank Offered Rate
OvernightBanking Rate – Overnight Banking Funding Rate
plc– Public Limited Company
REIT– Real Estate Investment Trust
SOFR- Secured Overnight Financing Rate
*	There were no upfront premiums paid or received for the open swap contracts held.
**	Based on the net swap value held at each counterparty, unrealized appreciation (depreciation) is a receivable (payable).
(1)	Security held is the direct result of a corporate action. There is no associated financing rate and the security is held with a zero cost basis.
(2)	Level 3 Security. Please see Note 2 in the Notes to the Financial Statements for more information.

See Notes to Financial Statements.

WESTCHESTER CREDIT EVENT FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2021

	Shares	Value

LONG INVESTMENTS — 87.20%
COMMON STOCKS — 0.11%
BIOTECHNOLOGY — 0.02%
Molecular Partners AG — ADR (a)	200	$3,858

HEALTH CARE TECHNOLOGY — 0.01%
Convey Health Solutions Holdings, Inc. (a)	200	1,672

PHARMACEUTICALS — 0.06%
TPCO Holding Corporation — ADR (a)	8,003	10,964

ROAD & RAIL — 0.01%
Hertz Global Holdings, Inc. (a)	100	2,499

SOFTWARE — 0.01%
UserTesting, Inc. (a)	100	842

TOTAL COMMON STOCKS (Cost $79,310)		19,835

	Shares/Units

SPECIAL PURPOSE ACQUISITION COMPANIES — 17.08% (a)
26 Capital Acquisition Corporation	2,000	20,260
AfterNext HealthTech Acquisition Corporation Class A — ADR	2,048	19,968
Alpha Partners Technology Merger Corporation Class A — ADR	1,697	16,393
AltEnergy Acquisition Corporation	487	4,914
Altimar Acquisition Corporation III — ADR	491	4,827
Anzu Special Acquisition Corporation I	2,341	23,316
Apollo Strategic Growth Capital Class A — ADR	1,339	13,216
Archimedes Tech SPAC Partners Company	4,790	48,092
ArcLight Clean Transition Corporation II Class A — ADR	1,535	15,319
Ares Acquisition Corporation — ADR	4,300	42,699
Arrowroot Acquisition Corporation Class A	1,984	19,245
Artisan Acquisition Corporation Class A — ADR	854	8,463
Astrea Acquisition Corporation Class A	1,676	16,559
Athena Consumer Acquisition Corporation	323	3,285
Atlas Crest Investment Corporation II	5,300	52,629
Aurora Acquisition Corporation Class A (b)	622	6,158
Austerlitz Acquisition Corporation II — ADR	4,600	46,046
Authentic Equity Acquisition Corporation — ADR	5,000	50,000
Bilander Acquisition Corporation Class A	1,702	16,458
Biotech Acquisition Company Class A — ADR	1,685	16,580
BlueRiver Acquisition Corporation — ADR	2,100	20,727
BOA Acquisition Corporation Class A	345	3,391
Brigade-M3 European Acquisition Corporation (b)	960	9,408
Bright Lights Acquisition Corporation	3,882	39,985
Build Acquisition Corporation	721	7,102
Capstar Special Purpose Acquisition Corporation Class A	3,007	29,950
Carney Technology Acquisition Corporation II	1,233	12,330
Catalyst Partners Acquisition Corporation Class A — ADR	1,698	16,539
CC Neuberger Principal Holdings II Class A — ADR	1,906	18,869
CC Neuberger Principal Holdings III — ADR	5,400	54,000
CF Acquisition Corporation VI Class A	1,225	13,267
CF Acquisition Corporation VIII	4,911	49,601
CHP Merger Corporation Class A	726	7,347
Churchill Capital Corporation VII Class A	3,354	32,970
CIIG Capital Partners II, Inc.	1,202	12,393
Class Acceleration Corporation	2,100	20,790
Climate Real Impact Solutions Acquisition Corporation II	1,100	10,967
Climate Real Impact Solutions Acquisition Corporation II Class A	1,547	15,099
Colonnade Acquisition Corporation II — ADR	4,782	47,246
Concord Acquisition Corporation Class A	1,514	15,746

See Notes to Financial Statements.

WESTCHESTER CREDIT EVENT FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Shares/Units	Value

SPECIAL PURPOSE ACQUISITION COMPANIES — continued
Concord Acquisition Corporation II Class A	1,719	$16,760
Conyers Park Acquisition Corporation III Class A	1,699	16,565
Corazon Capital V838 Monoceros Corporation Class A — ADR	849	8,210
COVA Acquisition Corporation — ADR	5,600	56,000
Crown PropTech Acquisitions Class A- ADR	1,690	16,731
D & Z Media Acquisition Corporation	628	6,223
Decarbonization Plus Acquisition Corporation II	1	10
Decarbonization Plus Acquisition Corporation II Class A	2,799	27,906
Decarbonization Plus Acquisition Corporation IV Class A — ADR	1,584	15,618
Delwinds Insurance Acquisition Corporation	2,145	21,707
Dragoneer Growth Opportunities Corporation III Class A- ADR	2,796	27,317
ECP Environmental Growth Opportunities Corporation Class A	5,226	51,528
Elliott Opportunity Corporation II Class A — ADR	3,090	30,189
Enterprise 4.0 Technology Acquisition Corporation — ADR	484	4,874
Environmental Impact Acquisition Corporation Class A	1,635	16,219
ESGEN Acquisition Corporation — ADR	565	5,729
ESM Acquisition Corporation (b)	4,782	47,485
Eucrates Biomedical Acquisition Corporation — ADR	3	29
Eve Mobility Acquisition Corporation — ADR	179	1,792
ExcelFin Acquisition Corporation	486	4,884
Fifth Wall Acquisition Corporation III Class A — ADR	1,691	16,825
FinServ Acquisition Corporation II	2,300	22,678
Fintech Evolution Acquisition Group — ADR	1,493	14,706
FirstMark Horizon Acquisition Corporation Class A	845	8,357
Fortistar Sustainable Solutions Corporation	1,909	19,071
Fortress Value Acquisition Corporation III	324	3,211
Fortress Value Acquisition Corporation III Class A	1,126	11,001
Fortress Value Acquisition Corporation IV	1,409	13,836
Fortress Value Acquisition Corporation IV Class A	340	3,315
FTAC Athena Acquisition Corporation Class A — ADR	2,771	27,488
FTAC Emerald Acquisition Corporation	1,617	16,122
FTAC Hera Acquisition Corporation — ADR	3,000	29,880
FTAC Parnassus Acquisition Corporation Class A	816	7,956
FTAC Zeus Acquisition Corporation	323	3,230
Fusion Acquisition Corporation II	2,500	24,738
G Squared Ascend I, Inc. Class A — ADR	1,565	15,462
G Squared Ascend II, Inc. — ADR	1,000	9,990
Gesher I Acquisition Corporation — ADR	481	4,829
Goal Acquisitions Corporation	161	1,562
Gores Holdings VIII, Inc. Class A	19	194
Gores Technology Partners, Inc. Class A	506	5,014
Gores Technology Partners II, Inc. Class A	175	1,733
Graf Acquisition Corporation IV	717	7,098
Haymaker Acquisition Corporation III	1,167	11,542
Healthcare Assurance Acquisition Corporation Class A	1,681	16,423
Hennessy Capital Investment Corporation V	1,800	17,946
Horizon Acquisition Corporation II Class A — ADR	1,536	15,099
Independence Holdings Corporation (b)	4,615	45,919
Infinite Acquisition Corporation — ADR	404	4,068
INSU Acquisition Corporation III Class A	1,696	16,621
InterPrivate II Acquisition Corporation	2,291	22,658
InterPrivate III Financial Partners, Inc. Class A	2,290	22,694
InterPrivate IV InfraTech Partners, Inc.	2,291	22,566
ION Acquisition Corporation 3 Ltd. Class A — ADR	1,554	15,198
Isleworth Healthcare Acquisition Corporation	536	5,274
Jack Creek Investment Corporation (b)	4,400	44,000
Jaws Hurricane Acquisition Corporation Class A	1,390	13,441
Jaws Juggernaut Acquisition Corporation — ADR	1,047	10,449
Jaws Juggernaut Acquisition Corporation Class A — ADR	597	5,869
Jaws Mustang Acquisition Corporation — ADR	2,000	20,060
Khosla Ventures Acquisition Company	1,404	13,619
Khosla Ventures Acquisition Company III Class A	1,542	15,050

See Notes to Financial Statements.

WESTCHESTER CREDIT EVENT FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Shares/Units	Value

SPECIAL PURPOSE ACQUISITION COMPANIES — continued
Kismet Acquisition Three Corporation Class A — ADR	1,557	$15,087
KKR Acquisition Holdings Corporation I	1,508	15,110
KludeIn I Acquisition Corporation	5,000	50,200
L. Catterton Asia Acquisition Corporation Class A — ADR	1,559	15,122
Landcadia Holdings IV, Inc. Class A	1,543	14,967
LDH Growth Corporation I Class A — ADR	403	3,957
Lionheart Acquisition Corporation II Class A	1,520	15,139
Live Oak Crestview Climate Acquisition Corporation Class A	1,531	15,616
Live Oak Mobility Acquisition Corporation Class A	809	7,904
Longview Acquisition Corporation II Class A	3,690	36,310
M3-Brigade Acquisition Corporation II Class A	1,524	15,103
Magnum Opus Acquisition Ltd. Class A — ADR	1,529	15,168
Mason Industrial Technology, Inc.	4,330	42,954
MedTech Acquisition Corporation Class A	1,679	16,589
Motive Capital Corporation II — ADR	3,315	33,051
Motive Capital Corporation Class A — ADR	774	7,616
Newbury Street Acquisition Corporation	4,871	48,223
Noble Rock Acquisition Corporation — ADR	4,313	42,267
Noble Rock Acquisition Corporation Class A — ADR	2,803	27,161
North Mountain Merger Corporation Class A	1,670	16,466
Northern Genesis Acquisition Corporation III Class A	1,552	15,088
Northern Star Investment Corporation II Class A	2,200	21,340
Novus Capital Corporation II	2,700	27,783
Peridot Acquisition Corporation II — ADR	3,846	38,191
Peridot Acquisition Corporation II Class A — ADR	1,556	15,140
Phoenix Biotech Acquisition Corporation	480	4,843
Pioneer Merger Corporation Class A — ADR	2,253	22,237
Pivotal Investment Corporation III	2,200	21,780
Post Holdings Partnering Corporation Class A	2,294	22,481
Prime Impact Acquisition I — ADR	525	5,250
Prime Impact Acquisition I Class A — ADR	4,129	40,629
Progress Acquisition Corporation	615	6,144
PROOF Acquisition Corporation I	1,296	12,973
Property Solutions Acquisition Corporation II	2,293	22,678
Pyrophyte Acquisition Corporation — ADR	652	6,585
Queen’s Gambit Growth Capital Class A — ADR	1,862	18,434
RedBall Acquisition Corporation Class A — ADR	1,567	15,545
Revolution Healthcare Acquisition Corporation Class A	3,405	33,063
RMG Acquisition Corporation III Class A	1,700	16,575
Rocket Internet Growth Opportunities Corporation — ADR	4,871	48,223
Ross Acquisition Corporation II — ADR	4,228	42,365
Semper Paratus Acquisition Corporation — ADR	651	6,556
Shelter Acquisition Corporation I	4,500	44,730
Shelter Acquisition Corporation I — Sponsor (d)(g)	625	—
Simon Property Group Acquisition Holdings, Inc. Class A	2,295	22,353
Slam Corporation — ADR	1,579	15,601
Slam Corporation Class A — ADR	122	1,190
Soar Technology Acquisition Corporation — ADR	299	2,900
Social Capital Hedosophia Holdings Corporation VI Class A (b)(j)	1,323	13,481
Sports Entertainment Acquisition Corporation Class A	562	5,575
Sustainable Development Acquisition I Corporation	5,000	49,950
SVF Investment Corporation Class A — ADR	1,370	13,755
SVF Investment Corporation 2 Class A — ADR	1,053	10,467
SVF Investment Corporation 3 Class A — ADR	1,003	10,030
Tailwind Acquisition Corporation Class A	2,698	26,548
Target Global Acquisition I Corporation — ADR	1,442	14,362
Thunder Bridge Capital Partners III, Inc. Class A	2,535	24,767
Tishman Speyer Innovation Corporation II Class A	2,200	21,450
TortoiseEcofin Acquisition Corporation III Class A — ADR	1,708	16,551
Tribe Capital Growth Corporation I	2,062	20,373
Twelve Seas Investment Company II	904	8,977
TZP Strategies Acquisition Corporation — ADR	5,434	53,797

See Notes to Financial Statements.

WESTCHESTER CREDIT EVENT FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Shares/Units	Value

SPECIAL PURPOSE ACQUISITION COMPANIES — continued
USHG Acquisition Corporation Class A	1,609	$16,685
VectoIQ Acquisition Corporation II Class A	2,000	19,480
Virgin Group Acquisition Corporation II Class A — ADR	1,494	14,746
Warbug Pincus Capital Corporation I Class A — ADR	773	7,575
Z-Work Acquisition Corporation Class A	1,154	11,228

TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES (Cost $3,233,939)		3,229,206

	Shares

PRIVATE INVESTMENTS IN PUBLIC EQUITY — 0.19% (a)
MarketWise, Inc.	1,083	8,166
Microvast Holdings, Inc. (d)(g)(l)	5,000	26,885

TOTAL PRIVATE INVESTMENTS IN PUBLIC EQUITY (Cost $60,830)		35,051

PREFERRED STOCKS — 5.11%
Babcock & Wilcox Enterprises, Inc., 6.500%, 12/31/2026	16,450	407,960
Fossil Group, Inc., 7.000%, 11/30/2026	20,031	508,788
Freddie Mac, 8.375%, Series Z (a)(i)	17,452	50,087

TOTAL PREFERRED STOCKS (Cost $952,909)		966,835

WARRANTS — 0.50% (a)
Accelerate Acquisition Corporation Class A Expiration: December 2027, Exercise Price: $11.50	1,600	1,328
Apollo Strategic Growth Capital Class A Expiration: October 2027, Exercise Price: $11.50 (b)	799	1,023
Arrowroot Acquisition Corporation Class A Expiration: March 2022, Exercise Price: $11.50	992	516
Austerlitz Acquisition Corporation I Expiration: February 2026, Exercise Price: $11.50 (b)	1,157	1,215
Avanti Acquisition Corporation Class A Expiration: December 2025, Exercise Price: $11.50 (b)	2,149	1,272
Berkshire Grey, Inc. Expiration: December 2026, Exercise Price: $11.50	311	280
BigBear A.I. Holdings, Inc. Expiration: December 2028, Exercise Price: $11.50	761	616
BuzzFeed, Inc. Expiration: December 2026, Exercise Price: $11.50	1,000	500
Cazoo Group Ltd. Expiration: August 2026, Exercise Price: $11.50 (b)	2,946	2,651
CC Neuberger Principal Holdings II Class A Expiration: July 2025, Exercise Price: $11.50 (b)	1,257	1,710
CF Acquisition Corporation VI Expiration: February 2028, Exercise Price: $11.50	587	1,491
CHP Merger Corporation Class A Expiration: November 2024, Exercise Price: $11.50	575	276
Conx Corporation Class A Expiration: October 2027, Exercise Price: $11.50	1,075	924

See Notes to Financial Statements.

WESTCHESTER CREDIT EVENT FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Shares	Value

WARRANTS — continued
Decarbonization Plus Acquisition Corporation II Class A Expiration: October 2025, Exercise Price: $11.50	933	$1,465
Deep Lake Capital Acquisition Corporation Class A Expiration: December 2027, Exercise Price: $11.50 (b)	2,600	1,612
Embark Technology, Inc. Expiration: December 2027, Exercise Price: $11.50	1,533	3,005
Equity Distribution Acquisition Corporation Class A Expiration: September 2025, Exercise Price: $11.50	2,729	2,020
Fortress Capital Acquisition Corporation Class A Expiration: December 2027, Exercise Price: $11.50 (b)	1,965	1,533
FTAC Athena Acquisition Corporation Class A Expiration: March 2026, Exercise Price: $11.50 (b)	600	666
GCM Grosvenor, Inc. Class A Expiration: November 2025, Exercise Price: $11.50	7,214	10,821
Ginkgo Bioworks Holdings, Inc. Expiration: August 2026, Exercise Price: $11.50	940	2,106
Goal Acquisitions Corporation Expiration: January 2022, Exercise Price: $11.50	10,907	5,958
Golden Falcon Acquisition Corporation Class A Expiration: November 2026, Exercise Price: $11.50	4,818	3,036
Healthcare Services Acquisition Corporation Class A Expiration: December 2027, Exercise Price: $11.50	3,750	1,950
InterPrivate III Financial Partners, Inc. Expiration: December 2027, Exercise Price: $11.50	458	641
KL Acquisition Corporation Class A Expiration: January 2028, Exercise Price: $11.50	3,890	2,062
Longview Acquisition Corporation II Class A Expiration: May 2026, Exercise Price: $11.50	738	627
Marlin Technology Corporation Class A Expiration: March 2026, Exercise Price: $11.50 (b)	1,733	1,196
Moneylion, Inc. Expiration: September 2026, Exercise Price: $11.50	3,781	2,344
Origin Materials, Inc. Expiration: July 2026, Exercise Price: $11.50	4,422	6,589
Pear Therapeutics, Inc. Expiration: December 2026, Exercise Price: $11.50	1,433	860
Pioneer Merger Corporation Class A Expiration: December 2027, Exercise Price: $11.50 (b)	751	488
Pontem Corporation Class A Expiration: December 2027, Exercise Price: $11.50 (b)	2,585	2,300
Prospector Capital Corporation Class A Expiration: January 2025, Exercise Price: $11.50 (b)	3,202	1,985

See Notes to Financial Statements.

WESTCHESTER CREDIT EVENT FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Shares	Value

WARRANTS — continued
Quantum-SI, Inc. Expiration: September 2027, Exercise Price: $11.50	3,333	$5,833
RMG Acquisition Corporation III Class A Expiration: December 2027, Exercise Price: $11.50 (b)	1,120	984
ScION Tech Growth I Expiration: November 2025, Exercise Price: $11.50 (b)	6,275	3,579
SCVX Corporation Class A Expiration: January 2025, Exercise Price: $11.50 (b)	2,112	718
Senior Connect Acquisition Corporation I Class A Expiration: December 2027, Exercise Price: $11.50	2,291	1,203
Sharecare, Inc. Expiration: July 2026, Exercise Price: $11.50	109	68
Spartan Acquisition Corporation III Class A Expiration: February 2026, Exercise Price: $11.50	1,400	2,016
Supernova Partners Acquisition Company III Ltd. Class A Expiration: March 2027, Exercise Price: $11.50 (b)	974	877
Talkspace, Inc. Expiration: June 2025, Exercise Price: $11.50	9,468	2,197
Thunder Bridge Capital Partners III, Inc. Class A Expiration: February 2028, Exercise Price: $11.50	507	421
Tishman Speyer Innovation Corporation II Class A Expiration: December 2027, Exercise Price: $11.50	440	339
Tuscan Holdings Corporation II Expiration: July 2025, Exercise Price: $11.50	6,372	2,676
VectoIQ Acquisition Corporation II Class A Expiration: December 2027, Exercise Price: $11.50	400	348
Virgin Group Acquisition Corporation II Class A Expiration: March 2026, Exercise Price: $11.50 (b)	983	826
Wejo Group Ltd. Expiration: November 2026, Exercise Price: $11.50 (b)	2,060	2,266
WeWork Companies, Inc. Expiration: October 2026, Exercise Price: $11.50	1,659	3,313

TOTAL WARRANTS (Cost $147,920)		94,730

	Principal Amount

BANK LOANS—12.19%
Claire’s Stores, Inc. 6.587% (1 Month U.S. LIBOR + 6.500%), 12/18/2026 (f)(i)	$411,668	408,753
Heritage Power LLC 7.000% (1 Month U.S. LIBOR + 6.000%), 8/2/2026 (f)(i)	286,046	229,374
Mallinckrodt International Finance S.A. 4.250% (3 Month U.S. LIBOR + 2.750%), 2/28/2022 (f)(i)(k)	476,250	444,861
RentPath LLC 8.000% (3 Month U.S. LIBOR + 4.750%), 12/17/2021 (g)(i)(k)	27,716	277

See Notes to Financial Statements.

WESTCHESTER CREDIT EVENT FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Principal Amount	Value

BANK LOANS — continued
Syniverse Holdings, Inc. 6.000% (3 Month U.S. LIBOR + 5.000%), 3/9/2023 (f)(i)	$902,116	$895,729
Watts Guerra LLP 8.000%, 12/31/2022 (g)	325,924	325,109

TOTAL BANK LOANS (Cost $2,397,126)		2,304,103

CONVERTIBLE BONDS—6.12% (f)
Nuance Communications, Inc. 1.000%, 12/15/2035	239,000	546,115
Teekay Corporation 5.000%, 1/15/2023 (b)	615,000	610,496

TOTAL CONVERTIBLE BONDS (Cost $987,660)		1,156,611

CORPORATE BONDS — 39.52% (f)
Allen Media LLC/Allen Media Co-Issuer, Inc. 10.500%, 2/15/2028 (h)	451,000	470,531
Bombardier, Inc. 7.875%, 4/15/2027 (b)(e)(h)	255,000	264,460
Cengage Learning, Inc. 9.500%, 6/15/2024 (h)	485,000	488,031
Civitas Resources, Inc. 7.500%, 4/30/2026	392,000	393,960
Connect Finco SARL/Connect U.S. Finco LLC 6.750%, 10/1/2026 (b)(h)	630,000	662,288
Forterra Finance LLC/FRTA Finance Corporation 6.500%, 7/15/2025 (h)	528,000	560,366
The Fresh Market, Inc. 9.750%, 5/1/2023 (h)	715,000	735,556
Genesis Energy LP/Genesis Energy Finance Corporation 5.625%, 6/15/2024 (e)	173,000	171,270
Getty Images, Inc. 9.750%, 3/1/2027 (h)	456,000	483,018
GrubHub Holdings, Inc. 5.500%, 7/1/2027 (h)	179,000	177,747
Mallinckrodt International Finance S.A./Mallinckrodt CB LLC 10.000%, 4/15/2025 (b)(h)(k)	392,000	415,612
TreeHouse Foods, Inc. 4.000%, 9/1/2028	523,000	502,080
Vector Group Ltd. 10.500%, 11/1/2026 (h)	472,000	489,110
VistaJet Malta Finance plc/XO Management Holding, Inc. 10.500%, 6/1/2024 (b)(h)	670,000	716,900
WeWork Companies, Inc. 7.875%, 5/1/2025 (h)	859,000	821,110
WeWork Companies, Inc./WW Co-Obligor, Inc. 5.000%, 7/10/2025 (h)	136,000	118,064

TOTAL CORPORATE BONDS (Cost $7,431,651)		7,470,103

	Shares

ESCROW NOTES — 1.39% (a)(f)
Altaba, Inc.	44,119	262,729

TOTAL ESCROW NOTES (Cost $215,433)		262,729

See Notes to Financial Statements.

WESTCHESTER CREDIT EVENT FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Shares	Value
SHORT-TERM INVESTMENTS — 4.99%
MONEY MARKET FUNDS — 4.99% (c)(m)
Fidelity Institutional Government Portfolio, Institutional Share Class, 0.01%	2,669	$2,669
Goldman Sachs Financial Square Government Fund, Institutional Share Class, 0.03%	808,000	808,000
JPMorgan U.S. Government Money Market Fund, Institutional Share Class, 0.03%	133,471	133,471

TOTAL SHORT-TERM INVESTMENTS (Cost $944,140)		944,140

TOTAL LONG INVESTMENTS (Cost $16,450,918) — 87.20%		16,483,343

TOTAL NET INVESTMENTS
(Cost $16,450,918) — 87.20%		16,483,343
OTHER ASSETS IN EXCESS OF LIABILITIES — 12.80%		2,420,146

TOTAL NET ASSETS — 100.00%		$18,903,489

ADR – American Depository Receipt

LIBOR – London Interbank Offered Rate

plc – Public Limited Company

(a)	Non-income producing security.
(b)	Foreign security.
(c)	The rate quoted is the annualized seven-day yield as of December 31, 2021.
(d)	Security fair valued by the Valuation Committee in good faith in accordance with the policies adopted by the Board of Trustees.
(e)	All or a portion of the shares have been committed as collateral for open written option contracts and swap contracts.
(f)	Level 2 Security. Please see Note 2 in the Notes to the Financial Statements for more information.
(g)	Level 3 Security. Please see Note 2 in the Notes to the Financial Statements for more information.
(h)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. As of December 31, 2021, these securities represent 33.87% of total net assets.

(i)	The coupon rate shown on variable rate securities represents the rate as of December 31, 2021.
(j)	This security is held in connection with a written option contract.
(k)	Default or other conditions exist and the security is not presently accruing income.
(l)

Restricted security. The Fund may own investment securities that have other legal or contractual limitations, and thus are restricted as to resale. These securities are valued in accordance with the Fund’s pricing procedures (please see Note 2 in the Notes to the Financial Statements for more information). As of December 31, 2021, these common stocks had a cost of $50,000 and their market value represented 0.14% of total net assets.

(m)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S Bank Global Fund Services.

See Notes to Financial Statements.

WESTCHESTER CREDIT EVENT FUND

SCHEDULE OF INVESTMENTS (Continued)

OPEN WRITTEN OPTIONS

DECEMBER 31, 2021

	Contracts (100 shares per contract)	Notional Amount	Value

WRITTEN CALL OPTIONS
Social Capital Hedosophia Holdings Corporation VI Class A Expiration: January 2022, Exercise Price: $10.00	(14)	$(14,266)	$(336)

			(336)

TOTAL OPTIONS WRITTEN (Premiums received $712)			$(336)

See Notes to Financial Statements.

WESTCHESTER CREDIT EVENT FUND

SCHEDULE OF INVESTMENTS (Continued)

OPEN SWAP CONTRACTS*

DECEMBER 31, 2021

Counterparty	Security	Termination Date	Pay/Receive on Financing Rate	Financing Rate	Payment Frequency	Shares	Notional Amount	Unrealized Appreciation (Depreciation)**
LONG TOTAL RETURN SWAP CONTRACTS
GS	Accelerate Acquisition Corporation Class A	8/2/2022	Pay	1.260% (1.210% + SOFR)	Monthly	4,800	$46,512	$124
GS	Ackrell Spac Partners I Company	4/16/2022	Pay	1.260% (1.210% + SOFR)	Monthly	9,700	99,425	928
GS	Austerlitz Acquisition Corporation I	12/8/2022	Pay	1.260% (1.210% + SOFR)	Monthly	8,893	89,375	(3,060)
GS	Avanti Acquisition Corporation Class A	2/25/2022	Pay	1.260% (1.210% + SOFR)	Monthly	13,897	150,643	(14,232)
JPM	BlackRock Floating Rate Income Strategies Fund, Inc.	1/22/2022	Pay	0.450% (0.380% + Overnight Banking Rate)	Quarterly	5,656	71,849	4,096
GS	Cazoo Group Ltd.	12/26/2022	Receive	(12.840)% ((12.890)% + SOFR)	Monthly	2,952	24,502	(6,601)
GS	CC Neuberger Principal Holdings II Class A	1/17/2022	Pay	1.260% (1.210% + SOFR)	Monthly	16,440	169,168	(6,480)
GS	Compute Health Acquisition Corporation	12/29/2022	Pay	1.260% (1.210% + SOFR)	Monthly	7,017	70,661	(942)
GS	Conx Corporation Class A	8/2/2022	Pay	1.260% (1.210% + SOFR)	Monthly	4,300	42,484	(276)
GS	Deep Lake Capital Acquisition Corporation Class A	7/16/2022	Pay	1.260% (1.210% + SOFR)	Monthly	5,200	50,336	499
GS	Diamondhead Holdings Corporation	4/16/2022	Pay	1.260% (1.210% + SOFR)	Monthly	11,000	110,110	(1,531)
GS	E.Merge Technology Acquisition Corporation	12/1/2022	Pay	1.260% (1.210% + SOFR)	Monthly	15,700	158,884	(1,636)
GS	Elliott Opportunity Corporation II Class A	12/9/2022	Pay	1.260% (1.210% + SOFR)	Monthly	5,413	54,238	(77)
GS	Equity Distribution Acquisition Corporation Class A	5/27/2022	Pay	0.660% (0.610% + SOFR)	Monthly	8,398	83,560	(1,110)
GS	Far Peak Acquisition Corporation	11/19/2022	Pay	1.260% (1.210% + SOFR)	Monthly	7,153	71,458	470
GS	Fintech Acquisition Corporation VI	12/8/2022	Pay	1.260% (1.210% + SOFR)	Monthly	10,055	100,852	(847)
JPM	First Trust Senior Floating Rate Income Fund II	9/19/2022	Pay	0.870% (0.800% + Overnight Banking Rate)	Quarterly	3,374	41,500	(827)
GS	FirstMark Horizon Acquisition Corporation Class A	12/8/2022	Pay	1.260% (1.210% + SOFR)	Monthly	7,500	77,325	(857)
GS	Fortress Capital Acquisition Corporation	7/9/2022	Pay	1.260% (1.210% + SOFR)	Monthly	9,825	97,169	(1,317)
GS	Frazier Lifesciences Acquisition Corporation	11/19/2022	Pay	1.260% (1.210% + SOFR)	Monthly	9,203	92,030	(959)
GS	G Squared Ascend I, Inc. Class A	12/9/2022	Pay	1.260% (1.210% + SOFR)	Monthly	5,752	58,095	(226)
GS	Goal Acquisitions Corporation	7/8/2022	Pay	1.260% (1.210% + SOFR)	Monthly	10,907	105,362	392
GS	Golden Falcon Acquisition Corporation Class A	5/27/2022	Pay	0.660% (0.610% + SOFR)	Monthly	9,636	94,722	(502)
GS	Healthcare Services Acquisition Corporation Class A	5/27/2022	Pay	0.660% (0.610% + SOFR)	Monthly	7,500	72,750	434
GS	Hudson Executive Investment Corporation II	12/9/2022	Pay	1.260% (1.210% + SOFR)	Monthly	5,500	54,780	(408)
GS	Invesco Dynamic Contra	1/9/2022	Pay	1.204% (1.100% + SOFR)	Monthly	472	4,916	958
JPM	Invesco Dynamic Contra	12/2/2022	Pay	0.570% (0.500% + Overnight Banking Rate)	Quarterly	4,025	47,346	2,752
JPM	Invesco Senior Income Trust	1/22/2022	Pay	0.870% (0.800% + Overnight Banking Rate)	Quarterly	21,152	87,694	3,858
GS	Kairos Acquisition Corporation	11/19/2022	Pay	1.260% (1.210% + SOFR)	Monthly	9,879	98,790	(1,128)
GS	Kensington Capital Acquisition Corporation V	12/29/2022	Pay	1.260% (1.210% + SOFR)	Monthly	7,197	75,712	(3,054)
GS	KL Acquisition Corporation	5/23/2022	Pay	1.260% (1.210% + SOFR)	Monthly	11,670	113,899	69

See Notes to Financial Statements.

WESTCHESTER CREDIT EVENT FUND

SCHEDULE OF INVESTMENTS (Continued)

OPEN SWAP CONTRACTS*

DECEMBER 31, 2021

Counterparty	Security	Termination Date	Pay/Receive on Financing Rate	Financing Rate	Payment Frequency	Shares	Notional Amount	Unrealized Appreciation (Depreciation)**
LONG TOTAL RETURN SWAP CONTRACTS — continued
GS	Lerer Hippeau Acquisition Corporation Class A	8/2/2022	Pay	1.260% (1.210% + SOFR)	Monthly	4,582	$45,133	$(65)
GS	Marlin Technology Corporation	7/22/2022	Pay	1.260% (1.210% + SOFR)	Monthly	5,199	50,430	291
GS	Medicus Sciences Acquisition Corporation (warrant)	5/8/2022	Pay	1.260% (1.210% + SOFR)	Monthly	1,222	—	892
GS	Medicus Sciences Acquisition Corporation Class A	5/8/2022	Pay	1.260% (1.210% + SOFR)	Monthly	11,000	114,620	(7,745)
GS	The Music Acquisition Corporation	12/9/2022	Pay	1.260% (1.210% + SOFR)	Monthly	5,400	54,216	(2,938)
GS	New Vista Acquisition Corporation	4/2/2022	Pay	1.260% (1.210% + SOFR)	Monthly	11,033	114,853	(4,459)
GS	Nuveen New York AMT-Free Quality Municipal Income Fund	5/26/2022	Pay	1.260% (1.210% + SOFR)	Monthly	6,880	94,806	29
JPM	Nuveen New York AMT-Free Quality Municipal Income Fund	9/19/2022	Pay	0.450% (0.380% + Overnight Banking Rate)	Quarterly	654	9,359	(342)
GS	Omega Alpha SPAC — ADR	7/16/2022	Pay	1.260% (1.210% + SOFR)	Monthly	4,838	48,332	(1,084)
GS	One Equity Partners Open Water Corporation I	2/27/2022	Pay	1.260% (1.210% + SOFR)	Monthly	16,000	165,600	(7,747)
GS	Pershing Square Tontine Holdings Ltd. Class A	11/15/2022	Pay	1.260% (1.210% + SOFR)	Monthly	3,843	75,969	(217)
GS	Pontem Corporation	5/27/2022	Pay	0.660% (0.610% + SOFR)	Monthly	7,755	75,611	371
GS	Prospector Capital Corporation	5/27/2022	Pay	0.660% (0.610% + SOFR)	Monthly	9,606	94,139	(597)
GS	Quantum-SI, Inc. Class A	5/23/2022	Pay	1.260% (1.210% + SOFR)	Monthly	8,386	87,550	(21,574)
GS	RMG Acquisition Corporation III	7/29/2022	Pay	1.260% (1.210% + SOFR)	Monthly	5,600	54,824	(247)
GS	Saba Capital Income and Opportunity Fund	1/22/2022	Pay	1.260% (1.210% + SOFR)	Monthly	2,225	9,989	64
JPM	Saba Capital Income and Opportunity Fund	1/24/2022	Pay	0.450% (0.380% + Overnight Banking Rate)	Quarterly	739	3,324	15
GS	ScION Tech Growth I	4/1/2022	Pay	1.260% (1.210% + SOFR)	Monthly	13,263	134,487	(5,094)
GS	ScION Tech Growth II	12/9/2022	Pay	1.260% (1.210% + SOFR)	Monthly	5,700	56,487	(24)
GS	SCP & CO. Healthcare Acquisition Company	2/27/2022	Pay	1.260% (1.210% + SOFR)	Monthly	16,000	164,320	(3,587)
GS	SCVX Corporation	8/2/2022	Pay	1.260% (1.210% + SOFR)	Monthly	4,222	41,756	405
GS	Senior Connect Acquisition Corporation I	8/2/2022	Pay	1.260% (1.210% + SOFR)	Monthly	4,582	44,537	73
GS	Spartan Acquisition Corporation	7/16/2022	Pay	1.260% (1.210% + SOFR)	Monthly	5,600	55,328	(79)
GS	Supernova Partners Acquisition Company III Ltd. Class A	12/29/2022	Pay	1.260% (1.210% + SOFR)	Monthly	6,414	63,050	(796)
GS	Trebia Acquisition Corporation	7/16/2022	Pay	1.260% (1.210% + SOFR)	Monthly	5,450	53,628	631
GS	Virgin Group Acquisition Corporation II Class A	7/29/2022	Pay	1.260% (1.210% + SOFR)	Monthly	4,915	48,020	471
GS	Vy Global Growth Class A — ADR	8/2/2022	Pay	1.260% (1.210% + SOFR)	Monthly	4,461	44,655	(911)

								$(85,754)

GS– Goldman, Sachs & Co.
JPM– JPMorgan Chase & Co., Inc.
OvernightBanking Rate – Overnight Banking Funding Rate
SOFR- Secured Overnight Financing Rate
*	There were no upfront premiums paid or received for the open swap contracts held.
**	Based on the net swap value held at each counterparty, unrealized appreciation (depreciation) is a receivable (payable).

See Notes to Financial Statements.

THE MERGER FUND® AND VIRTUS EVENT OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

	The Merger Fund	Westchester Event-Driven Fund	Westchester Credit Event Fund
ASSETS:
Investments, at value (Cost $3,848,454,336, $306,750,919, and $16,450,918, respectively)	$4,085,460,404	$306,466,380	$16,483,343
Cash	88,917	—	—
Cash held in foreign currency (Cost $17,134, $2,229, and $33, respectively)	17,244	2,236	33
Deposits at brokers for securities sold short	261,693,305	29,537,868	—
Deposit at brokers for other investments	53,873,895	19,815,150	130,938
Receivable for forward currency exchange contracts	4,179,878	309,297	—
Receivable for swap contracts	–	5,929,430	9,552
Receivable for investments sold	21,161,608	5,374,067	192,335
Receivable for fund shares issued	9,439,311	3,959,411	2,247,876
Dividends and interest receivable	3,464,551	1,436,584	157,834
Distribution fees receivable	10,233	—	—
Prepaid expenses and other receivables	83,175	29,549	27,324

Total Assets	4,439,472,521	372,859,972	19,249,235

LIABILITIES:
Securities sold short, at value (Proceeds of $122,531,948, $29,780,189, and $-, respectively)	120,519,824	29,746,258	—
Written option contracts, at value (Premiums received $3,792,146, $3,313,654, and $712, respectively)	3,116,993	3,130,025	336
Payable for forward currency exchange contracts	–	5,778	—
Payable for swap contracts	4,385,846	998,577	95,306
Payable for investments purchased	31,641,408	3,898,305	180,933
Payable for fund shares redeemed	4,349,210	2,771,703	—
Payable to the investment adviser	3,176,108	346,965	16,247
Dividends and interest payable	25,716	4,107	—
Distribution fees payable	–	695	3
Accrued expenses and other liabilities	2,353,103	250,202	52,921

Total Liabilities	169,568,208	41,152,615	345,746

NET ASSETS	$4,269,904,313	$331,707,357	$18,903,489

NET ASSETS CONSISTS OF:
Paid-in capital	$4,154,787,645	$334,918,132	$18,911,174
Distributable earnings (Accumulated deficient)	115,116,668	(3,210,775)	(7,685)

Total Net Assets	$4,269,904,313	$331,707,357	$18,903,489

Class A Shares
Net assets	$850,805,196	$37,426,177	$870,082
Shares outstanding	49,049,675	3,531,261	76,920
Net asset value and redemption price per share*	$17.35	$10.60	$11.31

Class I Shares
Net assets	$3,419,099,117	$294,281,180	$18,033,407
Shares outstanding	197,428,248	27,578,196	1,603,069
Net asset value and offering price per share**	$17.32	$10.67	$11.25

*	Does not reflect a maximum sales charge of 5.50%.
**	The redemption price per share may vary based on the length of time a shareholder holds Fund shares.

See Notes to Financial Statements.

THE MERGER FUND® AND VIRTUS EVENT OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

	The Merger Fund	Westchester Event-Driven Fund	Westchester Credit Event Fund
INVESTMENT INCOME:
Dividend income on long positions (net foreign withholding taxes of $22,246, $14,869, $-, respectively)	$31,197,763	$2,355,076	$1,605
Interest	7,730,898	2,480,496	279,695
Securities lending income, net (Note 2)	250,250	–	–

Total investment income	39,178,911	4,835,572	281,300

EXPENSES:
Investment advisory fees (Note 4)	41,197,987	3,966,090	139,317
Sub transfer agent fees (Class I shares)	2,773,929	292,257	9,061
Distribution fees (Class A shares)	2,362,336	73,786	1,357
Administration fees (Note 4)	2,246,716	165,504	23,003
Sub transfer agent fees (Class A shares)	1,222,534	33,336	325
Transfer agent and shareholder servicing agent fees (Note 4)	988,206	53,557	2,186
Professional fees	641,009	105,994	58,808
Custody fees	453,886	93,673	15,364
Fund accounting expenses (Note 4)	418,858	72,339	12,330
Reports to shareholders	395,604	43,772	5,275
Trustees’ fees and expenses	233,267	28,788	13,321
Federal and state registration fees	202,085	62,221	42,398
Compliance fees	158,845	10,938	420
Miscellaneous expenses	184,552	22,931	412
Dividends and interest on securities sold short	2,583,413	184,333	5,114
Borrowing expenses on securities sold short	808,611	290,210	39,283

Total expenses before expense waiver/reimbursement by adviser	56,871,838	5,499,729	367,974
Expense waived/reimbursed by adviser (Note 4)	(2,573,467)	(53,241)	(93,740)

Net expenses	54,298,371	5,446,488	274,234

NET INVESTMENT INCOME (LOSS)	(15,119,460)	(610,916)	7,066

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:

Investments	323,505,068	11,942,885	1,343,803

Securities sold short	(21,799,174)	(5,855,809)	(311,653)

Written option contracts expired or closed	12,137,409	3,270,327	843

Forward currency exchange contracts	7,946,843	2,668,860	40,852

Swap contracts	(437,788,664)	2,482,998	688,027

Foreign currency transactions	(612,777)	(420,355)	466

Net realized gain (loss)	(116,611,295)	14,088,906	1,762,338
Change in unrealized appreciation (depreciation) on:

Investments in unaffiliated issuers	53,483,412	(14,334,746)	(1,163,479)

Investments in affiliated issuers	(1,264,204)	–	–

Securities sold short	5,689,866	470,302	650,563

Written option contracts	791,935	1,952,088	2,296

Forward currency exchange contracts	13,165,637	1,452,249	–

Swap contracts	50,380,792	(5,092)	(446,101)

Foreign currency translation	110	7	–

Net change in unrealized appreciation (depreciation)	122,247,548	(10,465,192)	(956,721)
NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS	5,636,253	3,623,714	805,617

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(9,483,207)	$3,012,798	$812,683

See Notes to Financial Statements.

THE MERGER FUND®

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Net investment loss	$(15,119,460)	$(367,942)
Net realized gain (loss) on investments, securities sold short, written option contracts expired or closed, forward currency exchange contracts, swap contracts, and foreign currency transactions	(116,611,295)	180,331,497
Net change in unrealized appreciation (depreciation) on investments, securities sold short, written option contracts, forward currency exchange contracts, swap contracts and foreign currency translation	122,247,548	(16,255,625)

Net increase (decrease) in net assets resulting from operations	(9,483,207)	163,707,930

Class A Shares — Distributions to shareholders from: (Note 11)
Total dividends and distributions to shareholders — Class A Shares	(2,309,350)	(29,676,187)

Class I Shares — Distributions to shareholders from: (Note 11)
Total dividends and distributions to shareholders — Class I Shares	(9,149,473)	(94,593,221)

Net increase in net assets from capital share transactions (Note 6)	661,189,601	397,859,507

Net increase in net assets	640,247,571	437,298,029

NET ASSETS:
Beginning of year	3,629,656,742	3,192,358,713

End of year	$4,269,904,313	$3,629,656,742

See Notes to Financial Statements.

WESTCHESTER EVENT-DRIVEN FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Net investment income (loss)	$(610,916)	$260,339
Net realized gain on investments, securities sold short, written option contracts expired or closed, forward currency exchange contracts, swap contracts, and foreign currency transactions	14,088,906	6,366,161
Net change in unrealized appreciation (depreciation) on investments, securities sold short, written option contracts, forward currency exchange contracts, swap contracts and foreign currency translation	(10,465,192)	7,925,601

Net increase in net assets resulting from operations	3,012,798	14,552,101

Class A Shares — Distributions to shareholders from: (Note 11)
Total dividends and distributions to shareholders — Class A Shares	(2,797,254)	(721,079)

Class I Shares — Distributions to shareholders from: (Note 11)
Total dividends and distributions to shareholders — Class I Shares	(22,889,138)	(7,240,314)

Net increase in net assets from capital share transactions (Note 6)	94,217,855	34,968,628

Net increase in net assets	71,544,261	41,559,336

NET ASSETS:
Beginning of year	260,163,096	218,603,760

End of year	$331,707,357	$260,163,096

See Notes to Financial Statements.

WESTCHESTER CREDIT EVENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Net investment income	$7,066	$19,338
Net realized gain on investments, securities sold short, written option contracts expired or closed, forward currency exchange contracts, swap contracts, and foreign currency transactions	1,762,338	408,664
Net change in unrealized appreciation (depreciation) on investments, securities sold short, written option contracts and swap contracts	(956,721)	798,257

Net increase in net assets resulting from operations	812,683	1,226,259

Class A Shares — Distributions to shareholders from: (Note 11)
Total dividends and distributions to shareholders — Class A Shares	(109,785)	(703)

Class I Shares — Distributions to shareholders from: (Note 11)
Total dividends and distributions to shareholders — Class I Shares	(1,920,206)	(173,397)

Net increase in net assets from capital share transactions (Note 6)	10,218,268	3,689,315

Net increase in net assets	9,000,960	4,741,474

NET ASSETS:
Beginning of year	9,902,529	5,161,055

End of year	$18,903,489	$9,902,529

See Notes to Financial Statements.

THE MERGER FUND®

FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each year.

Class I Shares

	Year Ended December 31,

	2021		2020	2019		2018	2017

Per Share Data:
Net asset value, beginning of year	$17.35		$17.10	$16.30		$15.83	$15.56

Income from investment operations:
Net investment income (loss)(1)(2)	(0.05)		0.01	0.14		0.23	0.10
Net realized and unrealized gain on investments	0.07		0.87	0.89		1.03	0.33

Total from investment operations	0.02		0.88	1.03		1.26	0.43

Less distributions:
From net investment income	(0.00	)(6)	(0.18)	(0.05)		(0.23)	(0.16)
From net realized gains	(0.05)		(0.45)	(0.18)		(0.56)	—

Total dividends and distributions	(0.05)		(0.63)	(0.23)		(0.79)	(0.16)

Net Asset Value, end of year	$17.32		$17.35	$17.10		$16.30	$15.83

Total Return	0.10%		5.15%	6.32%		7.98%	2.74%

Supplemental data and ratios:
Net assets, end of year (000’s)	$3,419,099		$2,709,370	$2,161,001		$1,496,116	$1,152,718
Ratio of gross expenses to average net assets:
Before expense reimbursement	1.31%		1.22%	1.74	%(4)	1.64%	1.55%
After expense reimbursement	1.25%		1.20%	1.72	%(4)	1.61%	1.48%
Ratio of dividends and interest on short positions and borrowing expense on securities sold short to average net assets	0.08%		0.02%	0.53	%(4)	0.41%	0.37%
Ratio of operating expenses to average net assets excluding dividends and interest on short positions and borrowing expense on securities sold short (after expense reimbursement)	1.17%		1.18%	1.19	%(5)	1.20%	1.11%
Ratio of net investment income (loss) to average net assets	(0.30)%		0.07%	0.81%		1.38%	0.66%
Portfolio turnover rate(3)	162%		188%	167%		155%	166%

(1)

Net investment income (loss) before dividends and interest on short positions, borrowing expense on securities sold short, legal expenses related to the settlement of an appraisal right and professional fees related to tax reclaims processing for the years ended December 31, 2021, 2020, 2019, 2018 and 2017 was $(0.04), $0.02, $0.22, $0.29 and $0.16, respectively.

(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the year.
(3)

The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions). The denominator includes the average long positions throughout the year.

(4)	The amount for the year ended December 31, 2019 includes 0.10% of legal expenses related to the settlement of an appraisal right.
(5)	The amount for the year ended December 31, 2019 excludes 0.10% of legal expenses related to the settlement of an appraisal right.
(6)	Amount calculated is less than $(0.005).

See Notes to Financial Statements.

THE MERGER FUND®

FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each year.

Class A Shares

	Year Ended December 31,

	2021		2020	2019		2018	2017

Per Share Data:
Net asset value, beginning of year	$17.43		$17.17	$16.42		$15.94	$15.66

Income from investment operations:
Net investment income (loss)(1)(2)	(0.10)		(0.04)	0.09		0.18	0.05
Net realized and unrealized gain on investments	0.07		0.88	0.89		1.05	0.32

Total from investment operations	(0.03)		0.84	0.98		1.23	0.37

Less distributions:
From net investment income	(0.00	)(6)	(0.13)	(0.05)		(0.19)	(0.09)
From net realized gains	(0.05)		(0.45)	(0.18)		(0.56)	—

Total dividends and distributions	(0.05)		(0.58)	(0.23)		(0.75)	(0.09)

Net Asset Value, end of year	$17.35		$17.43	$17.17		$16.42	$15.94

Total Return	(0.19)%		4.87%	5.96%		7.68%	2.39%

Supplemental data and ratios:
Net assets, end of year (in millions)	$851		$920	$1,031		$1,265	$1,162
Ratio of gross expenses to average net assets:
Before expense waiver/reimbursement	1.61%		1.51%	2.03	%(4)	1.94%	1.87%
After expense waiver/reimbursement	1.54%		1.49%	2.01	%(4)	1.91%	1.80%
Ratio of dividends and interest on short positions and borrowing expense on securities sold short to average net assets	0.08%		0.02%	0.53	%(4)	0.41%	0.37%
Ratio of operating expenses to average net assets excluding dividends and interest on short positions and borrowing expense on securities sold short (after expense reimbursement)	1.46%		1.47%	1.48	%(5)	1.50%	1.43%
Ratio of net investment income (loss) to average net assets	(0.59)%		(0.22)%	0.52%		1.08%	0.34%
Portfolio turnover rate(3)	162%		188%	167%		155%	166%

(1)

Net investment income (loss) before dividends and interest on short positions, borrowing expense on securities sold short, legal expenses related to the settlement of an appraisal right and professional fees related to tax reclaims processing for the years ended December 31, 2021, 2020, 2019, 2018 and 2017 was $(0.09), $(0.04), $0.18, $0.25 and $0.11, respectively.

(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the year.
(3)

The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions). The denominator includes the average long positions throughout the year.

(4)	The amount for the year ended December 31, 2019 includes 0.10% of legal expenses related to the settlement of an appraisal right.
(5)	The amount for the year ended December 31, 2019 excludes 0.10% of legal expenses related to the settlement of an appraisal right.
(6)	Amount calculated is less than $(0.005).

See Notes to Financial Statements.

WESTCHESTER EVENT-DRIVEN FUND

FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each year.

Class I Shares

	Year Ended December 31,

	2021		2020	2019		2018	2017

Per Share Data:
Net asset value, beginning of year	$11.37		$11.01	$10.14		$10.17	$9.81

Income from investment operations:
Net investment income (loss)(1)(2)	(0.02)		0.01	0.06		0.14	0.00 (6)
Net realized and unrealized gain on investments	0.22		0.71	1.06		0.39	0.46

Total from investment operations	0.20		0.72	1.12		0.53	0.46

Less distributions:
From net investment income	(0.57)		(0.10)	(0.17)		(0.43)	—
From net realized gains	(0.33)		(0.26)	(0.08)		(0.13)	(0.10)

Total dividends and distributions	(0.90)		(0.36)	(0.25)		(0.56)	(0.10)

Net Asset Value, end of year	$10.67		$11.37	$11.01		$10.14	$10.17

Total Return	1.75%		6.55%	11.13%		5.27%	4.72%

Supplemental data and ratios:
Net assets, end of year (000’s)	$294,281		$236,865	$199,251		$134,923	$94,031
Ratio of gross expenses to average net assets:
Before expense reimbursement/recoupment	1.71%		1.74%	2.10	%(4)	2.19%	2.20%
After expense reimbursement/recoupment	1.69%		1.74%	2.10	%(4)	2.20%	2.24%
Ratio of dividends and interest on short positions and borrowing expense on securities sold short to average net assets	0.15%		0.17%	0.49	%(4)	0.46%	0.50%
Ratio of operating expenses to average net assets excluding dividends and interest on short positions and borrowing expense on securities sold short (after expense reimbursement/recoupment)	1.54	%(7)	1.57%	1.61	%(5)	1.74%	1.74%
Ratio of net investment income (loss) to average net assets	(0.17)%		0.14%	0.52%		1.34%	(0.02)%
Portfolio turnover rate(3)	237%		320%	238%		230%	283%

(1)

Net investment income (loss) before dividends and interest on short positions, borrowing expense on securities sold short and legal expenses related to the settlement of an appraisal right for the years ended December 31, 2021, 2020, 2019, 2018 and 2017 was $0.00, $0.03, $0.11, $0.19 and $0.05, respectively.

(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the year.
(3)

The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions). The denominator includes the average long positions throughout the year.

(4)	The amount for the year ended December 31, 2019 includes 0.03% of legal expenses related to the settlement of an appraisal right.
(5)	The amount for the year ended December 31, 2019 excludes 0.03% of legal expenses related to the settlement of an appraisal right.
(6)	Amount calculated is less than $(0.005).
(7)

Effective October 1, 2021, the Class I shares expense cap is 1.55%; prior to October 1, 2021, the Class A shares expense cap was 1.57% and had been under the limitation with no recoupable expense available during the first nine months of the year.

See Notes to Financial Statements.

WESTCHESTER EVENT-DRIVEN FUND

FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each period.

Class A Shares

	Year Ended December 31,						For the Period from March 22, 2017^ through December 31, 2017
	2021		2020	2019		2018

Per Share Data:
Net asset value, beginning of period	$11.30		$10.97	$10.12		$10.16	$9.89

Income from investment operations:
Net investment income (loss)(1)(2)	(0.05)		(0.01)	0.03		0.11	(0.01)
Net realized and unrealized gain on investments	0.23		0.70	1.05		0.39	0.38

Total from investment operations	0.18		0.69	1.08		0.50	0.37

Less distributions:
From net investment income	(0.55)		(0.10)	(0.15)		(0.41)	—
From net realized gains	(0.33)		(0.26)	(0.08)		(0.13)	(0.10)

Total dividends and distributions	(0.88)		(0.36)	(0.23)		(0.54)	(0.10)

Net Asset Value, end of period	$10.60		$11.30	$10.97		$10.12	$10.16

Total Return	1.57%		6.30%	10.73%		4.95%	3.77	%(3)

Supplemental data and ratios:
Net assets, end of period (in 000’s)	$37,426		$23,298	$19,352		$10,311	$5,558
Ratio of gross expenses to average net assets:
Before expense reimbursement/recoupment	1.96%		1.99%	2.35	%(6)	2.44%	2.52	%(4)
After expense reimbursement/recoupment	1.94%		1.99%	2.35	%(6)	2.45%	2.54	%(4)
Ratio of dividends and interest on short positions and borrowing expense on securities sold short to average net assets	0.15%		0.17%	0.49	%(6)	0.46%	0.55	%(4)
Ratio of operating expenses to average net assets excluding dividends and interest on short positions and borrowing expense on securities sold short (after expense reimbursement/recoupment	1.79	%(8)	1.82%	1.86	%(7)	1.99%	1.99	%(4)
Ratio of net investment income (loss) to average net assets	(0.42)%		(0.11)%	0.27%		1.09%	(0.17	)%(4)
Portfolio turnover rate(5)	237%		320%	238%		230%	283	%(3)

(1)

Net investment income (loss) before dividends and interest on short positions, borrowing expense on securities sold short and legal expenses related to the settlement of an appraisal right for the periods ended December 31, 2021, 2020, 2019, 2018 and 2017 was $(0.03), $0.01, $0.08, $0.16 and $0.03, respectively.

(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)

The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions). The denominator includes the average long positions throughout the period.

(6)	The amount for the year ended December 31, 2019 includes 0.03% of legal expenses related to the settlement of an appraisal right.
(7)	The amount for the year ended December 31, 2019 excludes 0.03% of legal expenses related to the settlement of an appraisal right.
(8)

Effective October 1, 2021, the Class A shares expense cap is 1.80%; prior to October 1, 2021, the Class A shares expense cap was 1.82% and had been under the limitation with no recoupable expense available during the first nine months of the year.

^	Commencement of operations.

See Notes to Financial Statements.

WESTCHESTER CREDIT EVENT FUND

FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each year.

Class I Shares

	Year Ended December 31,

	2021	2020		2019	2018

Per Share Data:
Net asset value, beginning of year	$11.91	$10.46		$9.55	$10.00

Income from investment operations:
Net investment income(1)(2)	0.01	0.03		0.21	0.14
Net realized and unrealized gains (loss) on investments	0.89	1.63		1.02	(0.43)

Total from investment operations	0.90	1.66		1.23	(0.29)

Less distributions:
From net investment income	(0.29)	(0.13)		(0.28)	(0.16)
From net realized gains	(1.27)	(0.08)		(0.04)	—

Total dividends and distributions	(1.56)	(0.21)		(0.32)	(0.16)

Net Asset Value, end of year	$11.25	$11.91		$10.46	$9.55

Total Return	7.57%	15.99	%(4)	12.87%	(2.93)%

Supplemental data and ratios:
Net assets, end of year (000’s)	$18,033	$9,824		$4,698	$3,744
Ratio of gross expenses to average net assets:
Before expense reimbursement	2.63%	5.44%		5.38%	6.24%
After expense reimbursement	1.96%	3.95%		1.88%	1.73%
Ratio of borrowing expense on securities sold short and interest on securities sold short and reverse repurchase agreements to average net assets	0.32%	2.31%		0.24%	0.09%
Ratio of operating expenses to average net assets excluding borrowing expense on securities sold short and interest on securities sold short and reverse repurchase agreements (after expense reimbursement)	1.64%	1.64%		1.64%	1.64%
Ratio of net investment income to average net assets	0.06%	0.26%		2.02%	1.44%
Portfolio turnover rate(3)	198%	208%		106%	192%

(1)

Net investment income before borrowing expense on securities sold short and interest on securities sold short and reverse repurchase agreements for the years ended December 31, 2021, 2020, 2019 and 2018 was $0.05, $0.26, $0.23 and $0.15, respectively.

(2)	Net investment income per share has been calculated based on average shares outstanding during the year.
(3)

The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions). The denominator includes the average long positions throughout the year.

(4)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Financial Statements.

WESTCHESTER CREDIT EVENT FUND

FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each year.

Class A Shares

	Year Ended December 31,

	2021	2020		2019	2018

Per Share Data:
Net asset value, beginning of year	$11.99	$10.43		$9.54	$10.00

Income from investment operations:
Net investment income (loss)(1)(2)	(0.02)	—	(4)	0.19	0.12
Net realized and unrealized gain (loss) on investments	0.90	1.67		1.01	(0.44)

Total from investment operations	0.88	1.67		1.20	(0.32)

Less distributions:
From net investment income	(0.29)	(0.03)		(0.27)	(0.14)
From net realized gains	(1.27)	(0.08)		(0.04)	—

Total dividends and distributions	(1.56)	(0.11)		(0.31)	(0.14)

Net Asset Value, end of year	$11.31	$11.99		$10.43	$9.54

Total Return	7.36%	15.99	%(5)	12.60%	(3.23)%

Supplemental data and ratios:
Net assets, end of year (000’s)	$870	$78		$463	$38
Ratio of gross expenses to average net assets:
Before expense reimbursement	2.88%	5.69%		5.63%	6.56%
After expense reimbursement	2.21%	4.20%		2.13%	1.98%
Ratio of borrowing expense on securities sold short and interest on securities sold short and reverse repurchase agreements to average net assets	0.32%	2.31%		0.24%	0.09%
Ratio of operating expenses to average net assets excluding borrowing expense on securities sold short and interest on securities sold short and reverse repurchase agreements (after expense reimbursement)	1.89%	1.89%		1.89%	1.89%
Ratio of net investment income (loss) to average net assets	(0.19)%	0.01%		1.77%	1.19%
Portfolio turnover rate(3)	198%	208%		106%	192%

(1)

Net investment income (loss) before borrowing expense on securities sold short and interest on securities sold short and reverse repurchase agreements for the years ended December 31, 2021, 2020, 2019 and 2018 was $0.02, $0.23, $0.21 and $0.13, respectively.

(2)	Net investment income per share has been calculated based on average shares outstanding during the year.
(3)

The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions). The denominator includes the average long positions throughout the year.

(4)	Amount calculated is less than $0.005.
(5)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Financial Statements.

The Merger Fund® and Virtus Event Opportunities Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2021

Note 1. Organization

The Merger Fund is a no-load, open-end, diversified investment company organized as a trust under the laws of the Commonwealth of Massachusetts on April 12, 1982, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of Westchester Event-Driven Fund and Westchester Credit Event Fund is a series of Virtus Event Opportunities Trust, an open-end management investment company established under the laws of the Commonwealth of Massachusetts on March 20, 2013, and registered under the 1940 Act.

Each Fund’s investment objective is outlined in its respective Fund Summary page. There is no guarantee that a Fund will achieve its objective(s).

The Merger Fund, Westchester Event-Driven Fund and Westchester Credit Event Fund (each a “Fund” and collectively, the “Funds”) offer Class I and Class A Shares.

Class A shares are sold with a front-end sales charge of up to 5.50% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 1.00% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months for all other Funds. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class I Shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the funds’ distributor to offer Class I Shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I Shares are also offered to private and institutional clients of, or referred by, the adviser, a subadviser or their affiliates, and to Trustees of the funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates.

The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statement of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Less low balance account fees” in each Fund’s Statement of Operations for the period, as applicable

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Funds’ Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

Each Fund is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Starting October 1, 2021, concurrent with the change in adviser to Virtus Investment Advisers, Inc. (the “Adviser”) (as detailed in Note 4A), the Funds adopted valuation policies and procedures used by the other Virtus-sponsored registered funds.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

The Merger Fund® and Virtus Event Opportunities Funds

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2021

Debt securities, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.

The following table summarizes the market value of the Funds’ investments as of December 31, 2021, based on the inputs used to value them:

The Merger Fund

Investments at Fair Value	Level 1	Level 2	Level 3		Total
Assets
Common Stocks*	$2,066,182,620	$17,590,046	$—		$2,083,772,666
Special Purpose Acquisition Companies	676,634,879	—	—	***	676,634,879
Private Investments in Public Equity	494,684	—	327,997		822,681
Preferred Stocks	3,601,481	—	—		3,601,481
Contingent Value Rights	—	3,991,608	58,616		4,050,224
Rights	—	—	509,822		509,822
Warrants	6,387,390	—	568,944		6,956,334
Bank Loans	—	25,810,768	17,813,204		43,623,972
Convertible Bonds	—	8,731,052	—		8,731,052
Corporate Bonds	—	65,482,036	—		65,482,036
Purchased Option Contracts	1,026,539	—	—		1,026,539
Escrow Notes	—	98,501,852	24,868		98,526,720
Short-Term Investments	1,091,721,998	—	—		1,091,721,998
Other Investments
Forward Currency Exchange Contracts**	—	4,179,878	—		4,179,878
Swap Contracts**	—	—	407,174		407,174

Total	$3,846,049,591	$224,287,240	$19,710,625		$4,090,047,456

Liabilities
Short Common Stocks*	$(113,000,668)	$—	$—		$(113,000,668)
Short Corporate Bonds	—	(6,226,855)	—		(6,226,855)
Short U.S. Government Notes/Bonds	—	(1,292,301)	—		(1,292,301)
Other Investments
Written Option Contracts	(3,116,993)	—	—		(3,116,993)
Swap Contracts**	—	(4,793,020)	—		(4,793,020)

Total	$(116,117,661)	$(12,312,176)	$—		$(128,429,837)

Westchester Event-Driven Fund

Investments at Fair Value	Level 1	Level 2	Level 3		Total
Assets
Common Stocks*	$95,020,990	$1,521,972	$—		$96,542,962
Special Purpose Acquisition Companies	126,320,182	—	—	***	126,320,182
Private Investments in Public Equity	95,811	—	268,850		364,661
Closed-End Funds	1,591,035	—	—		1,591,035
Preferred Stocks	2,640,384	—	—		2,640,384
Contingent Value Rights	251,130	350,600	14,216		615,946
Rights	—	—	190,220		190,220
Warrants	1,645,033	—	135,360		1,780,393
Bank Loans	—	10,729,737	1,182,233		11,911,970
Convertible Bonds	—	310,708	—		310,708

The Merger Fund® and Virtus Event Opportunities Funds

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2021

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$48,616,342	$—	$48,616,342
Purchased Option Contracts	723,394	—	—	723,394
Escrow Notes	—	9,106,523	577	9,107,100
Short-Term Investments	5,751,083	—	—	5,751,083
Other Investments
Forward Currency Exchange Contracts**	—	309,297	—	309,297
Swap Contracts**	—	5,901,267	28,163	5,929,430

Total	$234,039,042	$76,846,446	$1,819,619	$312,705,107

Liabilities
Short Common Stocks*	$(29,746,258)	$—	$—	$(29,746,258)
Other Investments
Written Option Contracts	(3,130,025)	—	—	(3,130,025)
Forward Currency Exchange Contracts**	—	(5,778)	—	(5,778)
Swap Contracts**	—	(998,577)	—	(998,577)

Total	$(32,876,283)	$(1,004,355)	$—	$(33,880,638)

Westchester Credit Event Fund

Investments at Fair Value	Level 1	Level 2	Level 3		Total
Assets
Common Stocks*	$19,835	$—	$—		$19,835
Special Purpose Acquisition Companies	3,229,206	—	—	***	3,229,206
Private Investments in Public Equity	8,166	—	26,885		35,051
Preferred Stocks	966,835	—	—		966,835
Warrants	94,730	—	—		94,730
Bank Loans	—	1,978,717	325,386		2,304,103
Convertible Bonds	—	1,156,611	—		1,156,611
Corporate Bonds	—	7,470,103	—		7,470,103
Escrow Notes	—	262,729	—		262,729
Short-Term Investments	944,140	—	—		944,140
Other Investments
Swap Contracts**	—	9,552	—		9,552

Total	$5,262,912	$10,877,712	$352,271		$16,492,895

Other Investments
Written Option Contracts	(336)	—	—		(336)
Swap Contracts**	—	(95,306)	—		(95,306)

Total	$(336)	$(95,306)	$—		$(95,642)

*	Please refer to the Schedules of Investments to view long/short common stocks segregated by industry type.
**	Swap contracts and forward currency exchange contracts are valued at the net unrealized appreciation (depreciation) on the instrument by level and counterparty.
***	Amount less than $0.50.

Management has determined that the amount of Level 3 securities compared to total net assets is not material for The Merger Fund; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended December 31, 2021. The rollforwards for Westchester Event-Driven Fund and Westchester Credit Event Fund were deemed material and are being shown below:

Westchester Event-Driven Fund

Description	Common Stocks	Special Purpose Acquisition Companies		Private Investments in Public Equity	Contingent Value Rights	Rights	Warrants		Bank Loan	Escrow Notes	Swaps		Total Investment
Balance as of December 31, 2020	$3,236,912	$—		$5,211,131	$—	$—	$43,800	**	$1,191,000	$—	$—		$9,682,843
Purchases on Investments	—	—	*	500,000	—	—	—		150,015	—	—		650,015
(Sales) of Investments	(3,495,157)	—		(4,280,162)	—	—	—		—	—	—		(7,775,319)
Realized (Gain) Loss	327,245	—		3,050,453	—	—	—		—	—	—		3,377,698
Paydown	—	—		—	—	—	—		(7,539)				(7,539)
Transfers Into Level 3	—	—		—	14,216	190,220	—	*	—	577	—	*	205,013
Change in Unrealized Appreciation (Depreciation)	(69,000)	—	*	(4,212,572)	—	—	91,560		(151,243)	—	28,163		(4,313,092)

Balance as of December 31, 2021	$—	$—	*	$268,850	$14,216	$190,220	$135,360		$1,182,233	$577	$28,163		$1,819,619

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at December 31, 2021	$—	$—	*	$(231,150)	$(115,391)	$661,049	$100,171		$(151,243)	$(1,875)	$55,462		$317,023

The Merger Fund® and Virtus Event Opportunities Funds

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2021

Westchester Credit Event Fund

Description	Special Purpose Acquisition Companies		Private Investments in Public Equity	Bank Loans	Total Investments
Balance as of December 31, 2020	$—		$1,292,085	$328,000	$1,620,085
Purchases on Investments	—	*	50,000	24,459	74,459
(Sales) of Investments	—		(874,942)	—	(874,942)
Realized (Gain) Loss	—		704,942	—	704,942
Paydown	—		—	(2,076)	(2,076)
Change in Unrealized Appreciation (Depreciation)	—	*	(1,145,200)	(24,997)	(1,170,197)

Balance as of December 31, 2021	$—	*	$26,885	$325,386	$352,271

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at December 31, 2021	$—	*	$(23,115)	$(24,997)	$(48,112)

*	Amount less than $0.50.
**	CEC Brands LLC warrant received as a result of a corporate action.

Some of the Funds’ investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.

Significant unobservable valuation inputs monitored by the Valuation Committee under the supervision of the Board of Trustees for restricted securities or material Level 3 investments as of December 31, 2021 for the Funds are as follows:

Westchester Event-Driven Fund

Description	Fair Value at December 31, 2021	Valuation Technique	Unobservable Input	Input Values (Ranges)
Private Investment in Public Equity	$268,850	Market Price less Discount	Liquidity Discount	0.0% - 5.0%

Westchester Credit Event Fund

Description	Fair Value at December 31, 2021	Valuation Technique	Unobservable Input	Input Values (Ranges)
Private Investment in Public Equity	$26,885	Market Price less Discount	Liquidity Discount	0.0 - 5.0%

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Conversion premium is not amortized. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non- U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

The Merger Fund® and Virtus Event Opportunities Funds

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2021

D.	Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

E.	Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Transactions

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Short Sales

Each Fund may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, a Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In addition, in accordance with the terms of its prime brokerage agreement, The Merger Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The dividends on short sales and rebate income/fees are recorded under “Dividend expense and interest expense on securities sold short” on the Statement of Operations.

H.	Convertible Securities

Certain Funds may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments inconvertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation, and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

I.	Private Investment in a Public Equity (PIPE) with Special Purpose Acquisition Companies (SPAC)

Each Fund may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction with SPACs, including through commitments to purchase securities on a when-issued basis. A PIPE transaction typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will generally be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Funds had commitments to purchase when-issued securities through PIPE transactions with SPACs.

J.	Leveraged Loans

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a

The Merger Fund® and Virtus Event Opportunities Funds

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2021

commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid earned or paid.

M.	Securities Lending

Effective November 13, 2018, The Merger Fund became authorized to engage in securities lending in order to generate additional income. The Merger Fund is able to lend to approved borrowers. The Merger Fund’s custodian, U.S. Bank N.A. serves as the lending agent for The Merger Fund, pursuant to a Securities Lending Agreement (the “Securities Lending Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Mount Vernon Liquid Assets Portfolio, LLC. The Merger Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to The Merger Fund). Upon termination of a loan, The Merger Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by The Merger Fund or the borrower at any time.

The net income earned on securities lending (after payment of rebates and U.S Bank N.A.’s fee) is included on the Statements of Operations as Securities lending income (net). The Merger Fund also received payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agreement, U.S Bank N.A. marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loaned securities that are non-U.S. securities), U.S. Bank N.A. requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities).

Effective October 1, 2021, the securities lending program was put on hold and all securities on loan were recalled.

Note	3. Derivative Financial Instruments and Transactions

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by the Fund.

The Funds may enter into derivative transactions and purchase or sell other instruments of any kind for similar or other hedging purposes, duration management or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers.

A.	Futures Contracts

A futures contract is an agreement between two parties to purchase (long) or sell (short) a security at a set price for delivery on a future date. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by a Fund for financial statement purposes on a daily basis as unrealized appreciation or depreciation. When the contract expires or is closed, gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is realized. This is presented in the Statement of Operations as net realized gain (loss) from future contracts.

During the year ended December 31, 2021, the Funds did not utilize futures to optimize performance by gaining exposure to broad markets or to hedge the risk of securities within the portfolios. The potential risks of doing so are that 1) the use of futures may result in larger losses or smaller gains than the use of more traditional investments, 2) the prices of futures and the price movements of the securities that the future is intended to simulate may not correlate well, 3) the Fund’s success in using futures will be dependent upon the subadviser’s ability to correctly predict such price movements, 4) liquidity of futures can be adversely affected by market factors, and the prices of such securities may move in unexpected ways, and 5) if the Fund cannot close out a futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

B.	Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of the contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

During the year ended December 31, 2021, the Funds entered into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). Forward foreign currency contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

C.	Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. Certain Funds may purchase or write both put and call options on portfolio securities. A Fund doing so is subject to equity price risk and/or foreign currency risk in the normal course of pursuing its investment objectives.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the

The Merger Fund® and Virtus Event Opportunities Funds

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2021

current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statements of Assets and Liabilities. Written options are reported as a liability within “Written options at value.” Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) from investments” in the Statements of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) from written options” in the Statements of Operations.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statements of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) from written options” in the Statements of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price/foreign currency rate of the referenced security/currency increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price/foreign currency rate of the referenced security/currency decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

During the year ended December 31, 2021, the Funds all invested in writing put/call options and buying put/call options for various purposes, including for investment purposes and as a means to hedge other investments.

D.	Swaps

Each Fund may enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The value of the swap is reflected on the Statements of Assets and Liabilities as “Receivable and/or Payable for swap contracts”. Swaps are marked-to-market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swap contracts” in the Statements of Operations.

Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “Swaps at value” in the Statements of Assets and Liabilities and are amortized over the term of the swap. During the year ended December 31, 2021, there were no upfront premiums paid or received for the open swap contracts held. When a swap is terminated, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between the Fund and the counterparty are recognized as “Net realized gain (loss) on swap contracts” in the Statements of Operations. Swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Each Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.

Securities deposited as margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as “Deposit at brokers for other investments”.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Total return swaps – Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Each Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk).

Each Fund may enter into equity basket swaps to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions.

This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the swap are reset periodically, and financing costs are reset monthly.

During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of the ISDA Master Agreement (defined below in “Derivative Risks”) between the Fund and the counterparty.

The Merger Fund® and Virtus Event Opportunities Funds

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2021

The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable. The swap involves additional risks than if the Fund has invested in the underlying positions directly, including: the risk that changes in the swap may not correlate perfectly with the underlying long and short securities; credit risk related to the counterparty’s failure to perform under contract terms; and liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Fund to close out its position(s).

During the year ended December 31, 2021, The Merger Fund, Westchester Event-Driven Fund and Westchester Credit Event Fund all utilized total return swaps to gain exposure to broad markets or to hedge the risk of individual securities within the portfolios, obtain long or short exposure to the underlying reference instrument, obtain leverage and gain exposure to restricted markets in order to avoid the operational burden of ownership filing requirements. At December 31, 2021, the Funds did not hold swap baskets.

The following is a summary of derivative instruments categorized by primary risk exposure, presented in the financial statements as of December 31, 2021:

Statement of Assets and Liabilities

	Asset Derivatives
Derivatives	Statements of Assets and Liabilities Location	Fair Value
The Merger Fund

Equity Contracts:
Purchased Option Contacts	Investments	$1,026,539
Foreign Exchange Contracts:
Forward Currency Exchange Contracts	Receivables	4,179,878

Total		$5,206,417

Westchester Event-Driven Fund

Equity Contracts:
Purchased Option Contacts	Investments	$723,394
Swap Contracts	Receivables	5,929,430
Foreign Exchange Contracts:
Forward Currency Exchange Contracts	Receivables	309,297

Total		$6,962,121

Westchester Credit Event Fund
Equity Contracts:
Swap Contracts	Receivables	$9,552

Total		$9,552

	Liability Derivatives
Derivatives	Statements of Assets and Liabilities Location	Fair Value
The Merger Fund

Equity Contracts:
Written Option Contacts	Written Option Contracts	$3,116,993
Swap Contracts	Payables	4,385,846

Total		$7,502,839

Westchester Event-Driven Fund

Equity Contracts:
Written Option Contacts	Written Option Contracts	$3,130,025
Swap Contracts	Payables	998,577
Foreign Exchange Contracts:
Forward Currency Exchange Contracts	Payables	5,778

Total		$4,134,380

Westchester Credit Event Fund

Equity Contracts:
Written Option Contacts	Written Option Contracts	$336
Swap Contracts	Payables	95,306

Total		$95,642

The Merger Fund® and Virtus Event Opportunities Funds

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2021

The effect of derivatives on the Statements of Operations for the year ended December 31, 2021:

Statement of Operations

	Amount of Realized Gain (Loss) on Derivatives

Derivatives	Purchased Option Contracts*	Written Option Contracts	Forward Currency Exchange Contracts	Swap Contracts	Total
The Merger Fund
Equity Contracts	$(34,629,382)	$12,137,409	$—	$(437,788,664)	$(460,280,637)
Foreign Exchange Contracts	—	—	7,946,843	—	7,946,843

Total	$(34,629,382)	$12,137,409	$7,946,843	$(437,788,664)	$(452,333,794)

Westchester Event-Driven Fund
Equity Contracts	$(5,397,744)	$3,270,327	$—	$2,482,998	$355,581
Foreign Exchange Contracts	—	—	2,668,860	—	2,668,860

Total	$(5,397,744)	$3,270,327	$2,668,860	$2,482,998	$3,024,441

Westchester Credit Event Fund
Equity Contracts	$5,871	$843	$—	$688,027	$694,741
Foreign Exchange Contracts	—	—	40,852	—	40,852

Total	$5,871	$843	$40,852	$688,027	$735,593

*	The amounts disclosed are included in the realized gain (loss) on investments.

	Change in Unrealized Appreciation (Depreciation) on Derivatives

Derivatives	Purchased Option Contracts**	Written Option Contracts	Forward Currency Exchange Contracts	Swap Contracts	Total
The Merger Fund
Equity Contracts	$3,700,351	$791,935	$—	$50,380,792	$54,873,078
Foreign Exchange Futures Contracts	—	—	13,165,637	—	13,165,637

Total	$3,700,351	$791,935	$13,165,637	$50,380,792	$68,038,715

Westchester Event-Driven Fund
Equity Contracts	$348,913	$1,952,088	$—	$(5,092)	$2,295,909
Foreign Exchange Futures Contracts	—	—	1,452,249	—	1,452,249

Total	$348,913	$1,952,088	$1,452,249	$(5,092)	$3,748,158

Westchester Credit Event Fund
Equity Contracts	$—	$2,296	$—	$(446,101)	$(443,805)

Total	$—	$2,296	$—	$(446,101)	$(443,805)

**	The amounts disclosed are included in net change in unrealized appreciation (depreciation) on investments.

The Merger Fund® and Virtus Event Opportunities Funds

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2021

The quarterly average values (unless otherwise specified) of the derivatives held by the Funds in the tables shown below indicate the volume of derivative activity for each applicable Fund for the year ended December 31, 2021.

The Merger Fund
	Monthly Average Quantity		Monthly Average Notional Value
Purchased Option Contracts	14,578		$224,939,179
Written Option Contracts	25,649		$300,663,153
Forward Currency Exchange Contracts	15		$425,525,433
Long Total Return Swap Contracts	64,451,524		$495,076,281
Short Total Return Swap Contracts	9,608,246		$929,001,381

Westchester Event-Driven Fund
	Monthly Average Quantity		Monthly Average Notional Value
Purchased Option Contracts	22,915		$74,748,209
Written Option Contracts	20,462		$76,195,385
Forward Currency Exchange Contracts	20		$54,271,193
Long Total Return Swap Contracts	8,910,245		$199,534,078
Short Total Return Swap Contracts	1,067,755		$76,342,228

Westchester Credit Event Fund
	Monthly Average Quantity		Monthly Average Notional Value
Purchased Option Contracts	1		$3,281
Written Option Contracts	9		$9,546
Forward Currency Exchange Contracts	—	*	$323,538
Long Total Return Swap Contracts	392,905		$4,165,670

*	Average calculates to less than one contract.

E.	Derivative Risks

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on derivatives bought or sold OTC, rather than traded on a securities exchange, is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC purchased options, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps generally speaking, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, each Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

F.	Collateral Requirements and Master Netting Agreements (“MNA”)

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

The Merger Fund® and Virtus Event Opportunities Funds

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2021

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Funds as of December 31, 2021:

The Merger Fund

Assets:	Gross Amounts of Recognized Assets/ Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Collateral Received/ Pledged*
Description
Forward Currency Exchange Contracts — JP Morgan Chase & Co., Inc.	$4,693,010	$516,608	$4,176,402	$—	$—	$4,176,402
Goldman, Sachs & Co.	1,136,151	1,132,675	$3,476	—	—	$3,476
Swap Contracts — Bank of America Merrill Lynch & Co., Inc.	2,555,026	2,555,026	—	—	—	—
JPMorgan Chase & Co., Inc.	1,623,231	1,623,231	—	—	—	—
Goldman, Sachs & Co.	23,853,389	23,853,389	—	—	—	—

	$33,860,807	$29,680,929	$4,179,878	$—	$—	$4,179,878

Liabilities:
Description
Written Option Contracts**	$3,116,993	$—	$3,116,993	$—	$3,116,993	$—
Forward Currency Exchange Contracts — JP Morgan Chase & Co., Inc.	516,608	516,608	—	—	—	—
Goldman, Sachs & Co.	1,132,675	1,132,675	—	—	—	—
Swap Contracts — Bank of America Merrill Lynch & Co., Inc.	3,324,565	2,555,026	769,539	—	769,539	—
JPMorgan Chase & Co., Inc.	3,355,701	1,623,231	1,732,470	—	1,732,470	—
Goldman, Sachs & Co.	25,737,226	23,853,389	1,883,837	—	1,883,837	—

	$37,183,768	$29,680,929	$7,502,839	$—	$7,502,839	$—

The Merger Fund® and Virtus Event Opportunities Funds

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2021

Westchester Event-Driven Fund

Assets:	Gross Amounts of Recognized Assets/ Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Collateral Received/ Pledged*
Description
Forward Currency Exchange Contracts — JP Morgan Chase & Co., Inc.	$528,665	$219,368	$309,297	$—	$—	$309,297
Goldman, Sachs & Co.	100,801	100,801	—	—	—	—
Swap Contracts — Bank of America Merrill Lynch & Co., Inc.	961,907	325,430	636,477	—	—	636,477
JPMorgan Chase & Co., Inc.	2,816,637	2,816,637	—	—	—	—
Goldman, Sachs & Co.	9,239,864	3,946,911	5,292,953	—	—	5,292,953

	$13,647,874	$7,409,147	$6,238,727	$—	$—	$6,238,727

Liabilities:
Description
Written Option Contracts** — JP Morgan Chase & Co., Inc.	$3,130,025	$—	$3,130,025	$—	$3,130,025	$—
Forward Currency Exchange Contracts — JP Morgan Chase & Co., Inc.	219,368	219,368	—	—	—	—
Goldman, Sachs & Co.	106,579	100,801	5,778	—	5,778	—
Swap Contracts — Bank of America Merrill Lynch & Co., Inc.	325,430	325,430	—	—	—	—
JPMorgan Chase & Co., Inc.	3,815,214	2,816,637	998,577	—	998,577	—
Goldman, Sachs & Co.	3,946,911	3,946,911	—	—	—	—

	$11,543,527	$7,409,147	$4,134,380	$—	$4,134,380	$—

Westchester Credit Event Fund

Assets:	Gross Amounts of Recognized Assets/ Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Collateral Received/ Pledged*
Description
Swap Contracts — JPMorgan Chase & Co., Inc.	$10,721	$1,169	$9,552	$—	$—	$9,552
Goldman, Sachs & Co.	7,101	7,101	—	—	—	—

	$17,822	$8,270	$9,552	$—	$—	$9,552

Liabilities:
Description
Written Option Contracts** — JP Morgan Chase & Co., Inc.	$336	$—	$336	$—	$336	$—
Swap Contracts — JPMorgan Chase & Co., Inc.	1,169	1,169	—	—	—	—
Goldman, Sachs & Co.	102,407	7,101	95,306	—	95,306	—

	$103,912	$8,270	$95,642	$—	$95,642	$—

*	In some instances, the actual collateral pledged/received may be more than the amount shown.
**	JPMorgan Chase & Co., Inc. is the prime broker for all written option contracts held by the Funds as of December 31, 2021.

The Merger Fund® and Virtus Event Opportunities Funds

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2021

Note 4. Investment Advisory Fees and Related Party Transactions

A.	Investment Adviser

Effective October 1, 2021, the Adviser, an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers. Prior to October 1, 2021, Westchester Capital Management, LLC (“WCM”) served as the investment adviser to the Funds.

As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Fund:

Fund	Advisory Fee
The Merger Fund	1.00%*
Westchester Event-Driven Fund	1.25%
Westchester Credit Event Fund	1.00%

*

Under the terms of the The Merger Fund Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% of The Merger Fund’s average daily net assets. The Adviser has agreed to reduce its advisory fee so that the advisory fee will be: (i) 1.00% of the first $2.0 billion in average daily net assets of The Merger Fund and (ii) 0.93% on average daily net assets above $2.0 billion.

Prior to October 1, 2021, the Funds paid monthly advisory fees to WCM, in its former capacity as investment adviser to the funds, at the same annual rates.

B.	Subadviser

The subadviser manages the investments of each Fund for which it is paid a fee by the Adviser. The Funds are subadvised by WCM.

C.	Expense Limitations

Effective October 1, 2021, the Adviser has contractually agreed to limit the Funds’ annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through September 30, 2023. Following the contractual period, the Adviser may discontinue these expense limitation arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.

Fund	Class A	Class I

The Merger Fund	1.46%	1.17%

Westchester Event-Driven Fund	1.80%	1.55%

Westchester Credit Event Fund	1.89%	1.64%

The exclusions include taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses, if any.

Prior to October 1, 2021, the Funds were contractually limited to:

Fund	Class A	Class I

The Merger Fund	N/A*	N/A*

Westchester Event-Driven Fund	1.82%	1.57%

Westchester Credit Event Fund	1.89%	1.64%

*	Prior to October 1, 2021, The Merger Fund did not have contractual expense limitations on either share class.

D.	Expense Recapture

Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending December 31:

	Expiration
Fund	2022	2023	2024	Total

The Merger Fund*	$—	$—	$1,089,608	$1,089,608

Westchester Event-Driven Fund	$—	$—	$53,241	$53,241

Westchester Credit Event Fund	$144,336	$113,584	$93,740	$351,660

*	Prior to October 1, 2021, The Merger Fund did not have contractual expense limitations on either share class.

During the year ended December 31, 2021, the Adviser did not recapture any expenses previously waived for The Merger Fund, Westchester Event-Driven Fund and Westchester Credit Event Fund.

The Merger Fund® and Virtus Event Opportunities Funds

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2021

E.	Distributor

Effective October 1, 2021, VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of the Funds’ shares. Prior to October 1, 2021, Compass Distributors, LLC served as the distributor of the Funds’ shares.

F.	Administrator and Transfer Agent

Effective October 1, 2021, Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds. Prior to October 1, 2021, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) and a subsidiary of U.S. Bancorp, a publicly held bank holding company, provided administrative and transfer agent services to the Fund.

For the year ended December 31, 2021, The Merger Fund, Westchester Event-Driven Fund and Westchester Credit Event Fund incurred administration fees totaling $2,246,716, $418,858, $165,504, and fund accounting expenses totaling $72,339, $23,003 and $12,330, respectively, which are included in the Statements of Operations within the line items “Administration fees” and “Fund accounting expenses.” The fees are calculated daily and paid monthly.

For the year ended December 31, 2021, The Merger Fund, Westchester Event-Driven Fund and Westchester Credit Event Fund incurred transfer agent fees totaling $988,206, $53,557 and $2,186, respectively, which are included in the Statements of Operations within the line item “Transfer agent and shareholder servicing agent fees.” The fees are calculated daily and paid monthly.

G.	Trustee Compensation

The Funds provide a deferred compensation plan for their Trustees who receive compensation from the Funds. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Funds, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees.

Note 5. Purchases and Sales of Securities

Purchases and sales of securities (excluding U.S. Government and agency securities, forward currency contracts, written options, and short-term securities) during the year ended December 31, 2021, were as follows:

Fund	Purchases	Sales

The Merger Fund	$5,669,664,061	$5,288,805,416

Westchester Event-Driven Fund	$716,471,048	$659,407,264

Westchester Credit Event Fund	$32,380,959	$26,286,845

During the year ended December 31, 2021, The Merger Fund, Westchester Event-Driven Fund and Westchester Credit Event Fund did not purchase or sell long-term U.S. Government and agency securities.

The Merger Fund® and Virtus Event Opportunities Funds

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2021

Note 6. Capital Share Transactions

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

The Merger Fund	Year Ended December 31, 2021		Year Ended December 31, 2020
Class A	Shares	Amount	Shares	Amount
Issued	15,117,776	$265,672,540	17,768,369	$305,695,048
Issued as reinvestment of dividends	114,300	1,980,821	1,457,482	25,433,061
Redeemed	(18,992,145)	(331,868,767)	(26,475,285)	(452,309,136)

Net Decrease	(3,760,069)	$(64,215,406)	(7,249,434)	$(121,181,027)

Class I
Issued	91,455,990	$1,599,737,340	69,253,486	$1,191,976,761
Issued as reinvestment of dividends	436,853	7,557,548	4,305,832	74,792,304
Redeemed	(50,640,327)	(881,889,881)	(43,764,553)	(747,728,531)

Net Increase	41,252,516	$725,405,007	29,794,765	$519,040,534

Westchester Event-Driven Fund	Year Ended December 31, 2021		Year Ended December 31, 2020
Class A	Shares	Amount	Shares	Amount
Issued	1,600,359	$18,479,559	1,079,626	$11,268,125
Issued as reinvestment of dividends	263,535	2,790,840	63,464	719,688
Redeemed	(393,658)	(4,541,134)	(845,809)	(8,719,905)

Net Increase	1,470,236	$16,729,265	297,281	$3,267,908

Class I
Issued	10,171,167	$118,846,851	7,579,921	$80,709,600
Issued as reinvestment of dividends	2,139,836	22,810,648	634,485	7,239,470
Redeemed	(5,568,367)	(64,168,909)	(5,483,858)	(56,248,350)

Net Increase	6,742,636	$77,488,590	2,730,548	$31,700,720

Westchester Credit Event Fund	Year Ended December 31, 2021		Year Ended December 31, 2020
Class A	Shares	Amount	Shares	Amount
Issued	68,826	$884,019	12,724	$134,934
Issued as reinvestment of dividends	9,400	106,120	45	550
Redeemed	(7,848)	(96,025)	(50,652)	(462,516)

Net Increase (Decrease)	70,378	$894,114	(37,883)	$(327,032)

Class I
Issued	750,186	$9,187,905	482,555	$5,068,419
Issued as reinvestment of dividends	170,988	1,920,205	14,450	173,397
Redeemed	(143,289)	(1,783,956)	(120,974)	(1,225,469)

Net Increase	777,885	$9,324,154	376,031	$4,016,347

Note 7. 10% Shareholders

As of December 31, 2021, the Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of such Fund share classes as detailed below:

Fund	Class	% of Shares Outstanding	Number of Accounts

The Merger Fund	A	81.40%	7

The Merger Fund	I	49.30%	4

Westchester Event-Driven Fund	A	92.78%	4

Westchester Event-Driven Fund	I	97.17%	4

Westchester Credit Event Fund	A	77.77%	3

Westchester Credit Event Fund	I	83.10%	4

The Merger Fund® and Virtus Event Opportunities Funds

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2021

Note 8. Credit and Market Risk and Asset Concentration

Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of each Fund’s portfolio manager(s) to invest each Fund’s assets as intended.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs are expected to continue until mid-2023. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes will have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.

The Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

At December 31, 2021, the following Funds held securities issued by various companies in specific sectors as detailed below:

Fund	Sector	Percentage*

The Merger Fund	Information Technology	34.9%

Westchester Event-Driven Fund	Information Technology	25.3%

*

Data expressed as a percentage of long common stocks, private investments in public equity, closed-end funds (applicable for Westchester Event-Driven Fund only), preferred stocks, contingent value rights, rights, warrants, bank loans, convertible bonds, corporate bonds and long total return swap contract positions as of December 31, 2021. Data expressed excludes special purpose acquisition companies, escrow notes, short- term investments, securities sold short, written and purchased options, forward currency exchange contracts and short total return swap contracts. Please refer to the Schedule of Investments for more details on each of the Fund’s individual holdings.

Note 9. Indemnifications

Under the Funds’ organizational documents and in separate agreements between each Trustee and the Funds, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.

Note 10. Restricted Securities

Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

The Funds held securities that were considered to be restricted at December 31, 2021:

Fund	Investment	Date of Acquisition	Cost	Value	Percentage of Net Assets

The Merger Fund	Microvast Holdings, Inc.	7/26/2021	$610,000	$327,997	0.01%

Westchester Event-Driven Fund	Microvast Holdings, Inc.	7/26/2021	500,000	268,850	0.08%

Westchester Credit Event Fund	Microvast Holdings, Inc.	7/26/2021	50,000	26,885	0.14%

The Merger Fund® and Virtus Event Opportunities Funds

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2021

Note 11. Investment Transactions and Income Tax Information

At December 31, 2021, the components of accumulated earnings gains (losses) on a tax basis were as follows:

	The Merger Fund	Westchester Event- Driven Fund	Westchester Credit Event Fund
Costs of Investments*	$3,733,147,807	$280,700,794	$16,525,591

Gross unrealized appreciation	315,364,343	14,021,184	373,630
Gross unrealized depreciation	(86,894,421)	(15,982,403)	(501,968)

Net unrealized appreciation (depreciation)	$228,469,922	$(1,961,219)	$(128,338)

Undistributed ordinary income	$—	$—	$109,694
Undistributed long-term capital gain	—	—	10,959

Total distributable earnings	$—	$—	$120,653

Other accumulated gains (losses)	(113,353,254)	(1,249,556)	—

Total accumulated gains (losses)	$115,116,668	$(3,210,775)	$(7,685)

*

Represents cost (including derivative contracts) for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales, passive foreign investment company mark to market, and unsettled short losses.

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. Permanent differences are primarily related to foreign currency transactions, swap treatment, and equalization. Equalization adjustments resulted primarily from the utilization of earnings and profits on shareholder redemptions. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2021, the following table shows the reclassifications made:

	Distributable Earnings	Paid-in Capital
The Merger Fund	$247,064	$(247,064)
Westchester Event-Driven Fund	(43,603)	43,603
Westchester Credit Event Fund	—	—

The tax components of dividends paid during the years ended December 31, 2021 and December 31, 2020 were as follows:

Class A	The Merger Fund		Westchester Event- Driven Fund		Westchester Credit Event Fund
	2021	2020	2021	2020	2021	2020
Ordinary Income	$485	$29,676,187	$2,602,577	$416,620	$105,144	$423
Long-Term Capital Gains	2,308,865	—	194,677	304,459	4,641	280

Total Distributions Paid	$2,309,350	$29,676,187	$2,797,254	$721,079	$109,785	$703

Class I	The Merger Fund		Westchester Event- Driven Fund		Westchester Credit Event Fund
	2021	2020	2021	2020	2021	2020
Ordinary Income	$1,920	$94,593,221	$21,335,548	$4,183,256	$1,839,025	$138,428
Long-Term Capital Gains	9,147,553	—	1,553,590	3,057,058	81,181	34,969

Total Distributions Paid	$9,149,473	$94,593,221	$22,889,138	$7,240,314	$1,920,206	$173,397

Each Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Case Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2021.

As of December 31, 2021, The Merger Fund had no post-October capital losses and $585,654 of late-year ordinary losses deferred, on a tax basis. As of December 31, 2021, Westchester Credit Event Fund did not have any post-October capital losses or late-year ordinary losses deferred, on a tax basis. As of December 31, 2021, Westchester Event-Driven Fund had post-October capital losses of $161,857, and $768,397 of late-year ordinary losses deferred, on a tax basis. As of December 31, 2021, The Merger Fund had $111,642,529 in short-term capital loss carryover and no long term capital loss carryover. As of December 31, 2021, Westchester Event-Driven Fund and Westchester Credit Event Fund had no short-term or long term capital loss carryover.

Note 12. Regulatory Matters and Litigation

From time to time, the Funds, the Adviser and/or the subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.

The Merger Fund® and Virtus Event Opportunities Funds

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2021

Note 13. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

Note 14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Merger Fund and Virtus Event Opportunities Trust and Shareholders of The Merger Fund, Virtus Westchester Event-Driven Fund and Virtus Westchester Credit Event Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Merger Fund, and Virtus Westchester Event-Driven Fund and Virtus Westchester Credit Event Fund (constituting Virtus Event Opportunities Trust) (hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 25, 2022

We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

THE MERGER FUND®

AUGUST 6, 2021

At a special meeting of shareholders of The Merger Fund® (“TMF”), held on August 6, 2021, shareholders voted on the following proposals:

Proposal 1: To elect Trustees	Votes For	Votes Withheld

Donald C. Burke	162,127,755.753	2,779,347.713
Sarah E. Cogan	162,718,652.979	2,188,450.487
Deborah A. DeCotis	162,699,077.411	2,208,026.055
F. Ford Drummond	162,714,290.893	2,192,812.573
Sidney E. Harris	162,672,614.836	2,234,488.630
John R. Mallin	162,158,415.749	2,748,687.717
Connie D. McDaniel	162,776,246.753	2,130,856.713
Philip R. McLoughlin	162,634,527.300	2,272,576.166
Geraldine M. McNamara	162,724,046.328	2,183,057.138
R. Keith Walton	162,710,023.405	2,197,080.061
Brian T. Zino	162,204,026.284	2,703,077.182
George R. Aylward	162,683,918.134	2,223,185.332

Shareholders of TMF voted to elect each of the individuals listed above as Trustees of TMF.

	Votes For	Votes Against	Abstain	Broker Non-Votes

Proposal 2: To approve a new Investment Advisory Agreement with Virtus Investment Advisers, Inc.	111,412,344.232 67.561% of Shares Voted, with more than 50% of the Shares present or represented by proxy	794,153.046 0.482% of Shares Voted, with more than 50% of the Shares present or represented by proxy	869,114.924 0.527% of Shares Voted, with more than 50% of the Shares present or represented by proxy	51,831,491.264 31.430% of Shares Voted, with more than 50% of the Shares present or represented by proxy

Proposal 3: To approve a new Subadvisory Agreement with Westchester Capital Management, LLC	111,475,476.063 67.599% of Shares Voted, with more than 50% of the Shares present or represented by proxy	755,796.992 0.459% of Shares Voted, with more than 50% of the Shares present or represented by proxy	844,339.147 0.512% of Shares Voted, with more than 50% of the Shares present or represented by proxy	51,831,491.264 31.430% of Shares Voted, with more than 50% of the Shares present or represented by proxy

Shareholders of TMF voted to approve the above proposals.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

THE MERGER FUND®

SEPTEMBER 22, 2021

At a special meeting of shareholders of The Merger Fund® (“TMF” or the “Fund”), held on September 22, 2021, shareholders voted on the following proposal:

Votes For	Votes Against	Abstain	Broker Non-Votes

Proposal 4: To approve a proposal to permit Virtus Investment Advisers, Inc., as the investment adviser to the Fund, to hire, terminate and replace affiliated (both wholly-owned and partially-owned) and unaffiliated subadvisers for the Fund or to materially modify subadvisory agreements for the Fund without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner

112,816,244.558 68.776% of Shares Voted, with more than 50% of the Shares present or represented by proxy	4,508,047.670 2.749% of Shares Voted, with more than 50% of the Shares present or represented by proxy	1,551,514.911 0.945% of Shares Voted, with more than 50% of the Shares present or represented by proxy	45,159,812.790 27.530% of Shares Voted, with more than 50% of the Shares present or represented by proxy

Shareholders of TMF voted to approve the above proposal.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

VIRTUS EVENT OPPORTUNITIES TRUST

JULY 9, 2021

At a special meeting of shareholders of all series of Virtus Event Opportunities Trust (known at the time as Westchester Capital Funds) (the “Funds”), held on July 9, 2021, shareholders voted on the following proposal:

Proposal 1: To elect Trustees	Votes For	Votes Withheld

Donald C. Burke	17,721,646.616	13,053.604
Sarah E. Cogan	17,718,667.593	16,032.627
Deborah A. DeCotis	17,718,667.593	16,032.627
F. Ford Drummond	17,720,239.815	14,460.405
Sidney E. Harris	17,721,646.616	13,053.604
John R. Mallin	17,720,041.875	14,658.345
Connie D. McDaniel	17,721,679.135	13,021.085
Philip R. McLoughlin	17,720,041.875	14,658.345
Geraldine M. McNamara	17,720,074.394	14,625.826
R. Keith Walton	17,721,646.616	13,053.604
Brian T. Zino	17,720,041.875	14,658.345
George R. Aylward	17,721,646.616	13,053.604

Shareholders of the Funds, voting together as a single class, voted to elect each of the individuals listed above as Trustees of the Funds.

At a special meeting of shareholders of Virtus Westchester Event-Driven Fund (known at the time as WCM Alternatives: Event-Driven Fund) (the “Event-Driven Fund”), a series of Virtus Event Opportunities Trust, held on July 9, 2021, shareholders voted on the following proposals:

Event-Driven Fund

	Votes For	Votes Against	Abstain	Broker Non-Votes

Proposal 2: To approve a new Investment Advisory Agreement with Virtus Investment Advisers, Inc.	14,693,598.706 56.450% of Total Votes Outstanding	70,586.908 0.271% of Total Votes Outstanding	17,244.993 0.066% of Total Votes Outstanding	2,165,441.599 8.319% of Total Votes Outstanding

Proposal 3: To approve a new Subadvisory Agreement with Westchester Capital Management, LLC	14,697,449.372 56.465% of Total Votes Outstanding	66,920.812 0.257% of Total Votes Outstanding	17,060.423 0.065% of Total Votes Outstanding	2,165,441.599 8.319% of Total Votes Outstanding

Proposal 4: To approve a proposal to permit Virtus Investment Advisers, Inc., as the investment adviser to the Fund, to hire, terminate and replace affiliated (both wholly-owned and partially-owned) and unaffiliated subadvisers for the Fund or to materially modify subadvisory agreements for the Fund without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner.

	13,847,652.803 53.200% of Total Votes Outstanding	919,254.210 3.531% of Total Votes Outstanding	14,523.594 0.055% of Total Votes Outstanding	2,165,441.599 8.319% of Total Votes Outstanding

Shareholders of the Event-Driven Fund voted to approve each of the above proposals.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

VIRTUS EVENT OPPORTUNITIES TRUST

AUGUST 6, 2021

At a special meeting of shareholders of Virtus Westchester Credit Event Fund (known at the time as WCM Alternatives: Credit Event Fund) (the “Credit Event Fund”), a series of Virtus Event Opportunities Trust, held on August 6, 2021, shareholders voted on the following proposals:

Credit Event Fund

	Votes For	Votes Against	Abstain	Broker Non-Votes

Proposal 2: To approve a new Investment Advisory Agreement with Virtus Investment Advisers, Inc.	617,795.092 57.889% of Total Votes Outstanding	9,349.229 0.876% of Total Votes Outstanding	4,771.862 0.447% of Total Votes Outstanding	211,585.699 19.826% of Total Votes Outstanding

Proposal 3: To approve a new Subadvisory Agreement with Westchester Capital Management, LLC	617,795.092 57.889% of Total Votes Outstanding	9,349.229 0.876% of Total Votes Outstanding	4,771.862 0.447% of Total Votes Outstanding	211,585.699 19.826% of Total Votes Outstanding

Shareholders of the Credit Event Fund voted to approve each of the above proposals.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

VIRTUS EVENT OPPORTUNITIES TRUST

SEPTEMBER 22, 2021

At a special meeting of shareholders of Virtus Westchester Credit Event Fund (known at the time as WCM Alternatives: Credit Event Fund) (the “Credit Event Fund”), a series of Virtus Event Opportunities Trust, held on September 22, 2021, shareholders voted on the following proposal:

Credit Event Fund

Votes For	Votes Against	Abstain	Broker Non-Votes

Proposal 4: To approve a proposal to permit Virtus Investment Advisers, Inc., as the investment adviser to the Fund, to hire, terminate and replace affiliated (both wholly-owned and partially-owned) and unaffiliated subadvisers for the Fund or to materially modify subadvisory agreements for the Fund without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner.

540,769.630 50.671% of Total Votes Outstanding	148,465.635 13.911% of Total Votes Outstanding	20,233.506 1.895% of Total Votes Outstanding	184,422.586 17.281% of Total Votes Outstanding

Shareholders of the Credit Event Fund voted to approve the above proposal.

FUND MANAGEMENT TABLES

Information pertaining to the Trustees and officers of the Funds as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

The address of each individual, unless otherwise noted, is c/o The Merger Fund® or Virtus Event Opportunities Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Funds.

Independent Trustees

Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960 Served Since: 2021 98 Portfolios	Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (55 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Cogan, Sarah E. YOB: 1956 Served Since: 2021 102 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (55 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2019), Virtus AllianzGI Closed-End Funds (7 portfolios); Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; and Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios).
DeCotis, Deborah A. YOB: 1952 Served Since: 2021 102 Portfolios	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (55 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2013), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (11 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Managed Accounts Trust (5 portfolios); and Trustee (since 2011), Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund.

FUND MANAGEMENT TABLES (Continued)

Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Drummond, F. Ford YOB: 1962 Served Since: 2021 102 Portfolios	Owner/Operator (since 1998), Drummond Ranch; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly Chairman, Oklahoma Nature Conservancy (2019 to 2020); Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (55 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus AllianzGI Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (11 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).
Harris, Sidney E. YOB: 1949 Served Since: 2021 95 Portfolios	Private Investor (since 2021); Dean Emeritus (since 2015), Professor (2015 to 2021 and 1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (55 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2021 95 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (since 2014), Counselors of Real Estate.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (55 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2021 95 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President, Global Finance Transformation (2007 to 2009); Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2019), Governance & Nominating Committee, Global Payments Inc; Trustee (since 2017), Virtus Mutual Fund Family (55 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip YOB: 1946 Served Since: 2021 105 Portfolios	Private investor since 2010.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2021), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible Fund, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022) and Advisory Board Member (2021), Virtus AllianzGI Convertible & Income 2024 Target Term Fund and Virtus AllianzGI Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (55 portfolios).

FUND MANAGEMENT TABLES (Continued)

Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McNamara, Geraldine M. YOB: 1951 Served Since: 2021 98 Portfolios	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (55 portfolios).
Walton, R. Keith YOB: 1964 Served Since: 2021 102 Portfolios	Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; and Partner (since 2006), Global Infrastructure Partners.	Trustee (since 2022), Virtus AllianzGI Diversified Income & Convertible Fund; Advisory Board Member (since 2022), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, Virtus AllianzGI Convertible & Income 2024 Target Term Fund, Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (55 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Served Since: 2021 102 Portfolios	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus AllianzGI Closed-End Funds (7 portfolios); Trustee (since 2020), Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (55 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

Interested Trustee

Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2021 107 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus AllianzGI Closed-End Funds (7 portfolios); Chairman and Trustee (since 2015), Virtus ETF Trust II (5 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (55 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.

*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

FUND MANAGEMENT TABLES (Continued)

Advisory Board Member

Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Moyer, William R. YOB: 1944 Served Since: 2021 95 Portfolios	Private investor (since 2004); and Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer).	Advisory Board Member (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Advisory Board Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (55 portfolios); Advisory Board Member (since 2020) and Director (2016 to 2019), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Advisory Board Member (2020 to 2021) and Director (2014 to 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Advisory Board Member (since 2020) and Trustee (2011 to 2019), Virtus Global Multi-Sector Income Fund; Advisory Board Member (since 2020) and Trustee (2013 to 2016), Virtus Alternative Solutions Trust (2 portfolios).

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2021).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2017) and Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017) and Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017) and Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (2017 to 2021) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Vice President (2016 to 2017), Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President, Chief Financial Officer and Treasurer (since 2021).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (2016 to 2021), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC; and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.

FUND MANAGEMENT TABLES (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Carr Kevin J. YOB: 1954	Senior Vice President and Assistant Secretary (since 2021).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), and various officer positions (since 2005), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Assistant Secretary (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust and Virtus Strategy Trust; Assistant Secretary, (since 2021), Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc.; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013) and Assistant Secretary (2013 to 2014 and 2017 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (2015 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
Engberg, Nancy J. YOB: 1956	Senior Vice President and Chief Compliance Officer (since 2021).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Chief Compliance Officer (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (2012 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (2017 to 2021), Vice President (2014 to 2017) and Chief Compliance Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Fromm Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2021).	Vice President (since 2016) and Senior Counsel (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President, Chief Legal Officer, Counsel and Secretary (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust and Virtus Strategy Trust; Vice President and Assistant Secretary (since 2021), Virtus AllianzGI Closed-End Funds; Vice President and Secretary (since 2020), DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc., and DTF Tax-Free Income Inc.; Assistant Secretary (since 2020), Duff & Phelps Utility and Corporate Bond Trust Inc.; Vice President, Chief Legal Officer and Secretary (since 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Vice President (since 2017) and Assistant Secretary (since 2008), Virtus Mutual Funds Family; Vice President, Chief Legal Officer, Counsel and Secretary (since 2013), Virtus Variable Insurance Trust; and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.
Short, Julia R. YOB: 1972	Senior Vice President (since 2021).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Senior Vice President (2018 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Senior Vice President (since 2018), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).

FUND MANAGEMENT TABLES (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Executive Vice President, Product Management (since 2021), and Executive Vice President and Chief Operating Officer (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Mutual Fund Family, Virtus Investment Trust, Virtus Strategy Trust, Virtus AllianzGI Closed-End Funds, Virtus Global Multi-Sector Income Fund, Virtus Global Multi-Sector Income Fund, and Virtus Total Return Fund Inc.; Executive Vice President (May to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.

ADDITIONAL INFORMATION (Unaudited)

For the fiscal year ended December 31, 2021, certain dividends paid by the Funds may be reported as qualified dividend income (QDI) and may be eligible for taxation at capital gains rates. The percentage of dividends declared from ordinary income designated as qualified dividend income for the fiscal year ended December 31, 2021 was 0.00% for The Merger Fund and 9.14% for Westchester Event-Driven Fund and 0.00% for Westchester Credit Event Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends-received deduction for the fiscal year ended December 31, 2021 was 0.00% for The Merger Fund and 6.87% for Westchester Event-Driven Fund and 0.00% for Westchester Credit Event Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the fiscal year ended December 31, 2021 was 0.00% for The Merger Fund and 34.89% for Westchester Event-Driven Fund and 80.78% for Westchester Credit Event Fund.

PRIVACY POLICY (Unaudited)

02/2021

FACTS	WHAT DO VP DISTRIBUTORS, LLC; VIRTUS FUND SERVICES, LLC; AND VIRTUS MUTUAL FUNDS (VIRTUS) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

>   Social Security Number and Account Balances

>   Transaction History and Checking Account Information

>   Account Transactions and Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Virtus chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Virtus share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-243-1574 or go to www.Virtus.com

Who we are

Who is providing this notice?	VP Distributors, LLC; Virtus Fund Services, LLC; and Virtus Mutual Funds (Virtus)

What we do

How does Virtus protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Virtus collect my personal information?

We collect your personal information, for example, when you

>   open an account or give us your contact information

>   pay us by check or make a wire transfer

>   buy securities from us

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies

Why can’t I limit all sharing?

Federal law gives you the right to limit only

>   sharing for affiliates’ everyday business purposes — information about your creditworthiness

>   affiliates from using your information to market to you

>   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. > Virtus does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. > Virtus does not share with our nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. > Virtus doesn’t jointly market.

The Merger Fund®

(the “Fund”)

Supplement dated February 11, 2022, to the Fund’s Summary Prospectus and Statutory Prospectus, each dated October 1, 2021, as supplemented and amended

IMPORTANT NOTICE TO INVESTORS

The Shareholder Fees table showing the fees paid directly from the investment of a typical investor is hereby replaced in its entirety with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None

The Example table showing the cost of ownership of the Fund is hereby replaced in its entirety with the following:

	Share Status	1 year	3 years	5 years	10 years

Class A Shares	Sold or Held	$697	$1,017	$1,370	$2,360

Class I Shares	Sold or Held	$126	$403	$711	$1,585

Investors should retain this supplement with the Prospectuses for future reference.

TMF 7089 Class A Shares Shareholder Fees and Example Corrections (2/2022)

Virtus Westchester Event-Driven Fund (the “Fund”),

a series of Virtus Event Opportunities Trust

Supplement dated February 11, 2022, to the Fund’s Summary Prospectus and the Virtus Event Opportunities Trust

Statutory Prospectus, each dated October 1, 2021, as supplemented and amended

IMPORTANT NOTICE TO INVESTORS

The Shareholder Fees table showing the fees paid directly from the investment of a typical investor is hereby replaced in its entirety with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None

The Example table showing the cost of ownership of the Fund is hereby replaced in its entirety with the following:

	Share Status	1 year	3 years	5 years	10 years

Class A Shares	Sold or Held	$743	$1,150	$1,586	$2,792

Class I Shares	Sold or Held	$179	$555	$957	$2,082

Investors should retain this supplement with the Prospectuses for future reference.

VEOT 7089 VEDF Class A Shares Shareholder Fees and Example Corrections (2/2022)

Virtus Westchester Credit Event Fund (the “Fund”),

a series of Virtus Event Opportunities Trust

Supplement dated February 11, 2022, to the Fund’s Summary Prospectus and the Virtus Event Opportunities Trust

Statutory Prospectus, each dated October 1, 2021, as supplemented and amended

IMPORTANT NOTICE TO INVESTORS

The Shareholder Fees table showing the fees paid directly from the investment of a typical investor is hereby replaced in its entirety with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None

The Example table showing the cost of ownership of the Fund is hereby replaced in its entirety with the following:

	Share Status	1 year	3 years	5 years	10 years

Class A Shares	Sold or Held	$801	$1,351	$1,954	$3,574

Class I Shares	Sold or Held	$241	$778	$1,378	$3,000

Investors should retain this supplement with the Prospectuses for future reference.

VEOT 7089 VCEF Class A Shares Shareholder Fees and Example Corrections (2/2022)

THE MERGER FUND® and VIRTUS EVENT OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301

Trustees

George R. Aylward

Donald C. Burke

Sarah E. Cogan

Deborah A. DeCotis

F. Ford Drummond

Sidney E. Harris

John R. Mallin

Connie D. McDaniel

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

R. Keith Walton

Brian T. Zino

Advisory Board Member

William R. Moyer

Officers

George R. Aylward, President

Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary

Julia R. Short, Senior Vice President

Kevin J. Carr, Senior Vice President and Assistant Secretary

Nancy J. Engberg, Senior Vice President and Chief Compliance Officer

Peter Batchelar, Senior Vice President

Richard W. Smirl, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Investment Adviser

Virtus Investment Advisers, Inc.

One Financial Plaza

Hartford, CT 06103-2608

Principal Underwriter

VP Distributors, LLC

One Financial Plaza

Hartford, CT 06103-2608

Administrator and Transfer Agent

Virtus Fund Services, LLC

One Financial Plaza

Hartford, CT 06103-2608

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286-1048

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874 Providence, RI 02940-8074

For more information about Virtus Mutual Funds,

please contact us

at 1-800-243-1574, or visit Virtus.com.

8462	02-22

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

Effective October 1, 2021, the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions was amended. A copy of the currently applicable code is included as an exhibit.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

As of the end of the period covered by the report, the Registrant’s Board of Trustees had determined that each of Connie D. McDaniel, Donald C. Burke and Brian T. Zino possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each such individual is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not Applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $81,075 for 2021 and $49,075 for 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2020. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2021 and $14,110 for 2020.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2020.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Event Opportunities Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee may provide pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of, and ratifies, each service approved at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2021 and $63,185 for 2020.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Effective February 1, 2021, the Board has adopted a new policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder or shareholder group submitting a nomination must hold either individually or in the aggregate for at least one full year as of the date of nomination 5% of the shares of a series of the Trust, among other qualifications and restrictions. Shareholders or shareholder groups submitting nominees must comply with all requirements set forth in the Trust’s policy for consideration of Trustee nominees recommended by shareholders and any such submission must be in writing, directed to the attention of the Board’s Governance and Nominating Committee in care of the Trust’s Secretary, and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

( Registrant)	Virtus Event Opportunities Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date     3/7/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date     3/7/22

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date     3/7/22

*	Print the name and title of each signing officer under his or her signature.